UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by party other than the registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for use of the Commission only
(as permitted by Rule 14a-6(e)(2)).
☒	Definitive Proxy Statement

☐	Definitive additional materials.

☐	Soliciting material under Rule 14a-12.

Meridian Holdings Inc.
(Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

October 2, 2026

To Our Stockholders:

The Board of Directors (“Board”) and officers of Meridian Holdings Inc., a Nevada corporation (the “Company”), join us in extending to you a cordial invitation to attend the Company’s 2026 annual meeting of stockholders, which we refer to as the Annual Meeting or the Meeting, to be held virtually (subject to postponement(s) or adjournment(s) thereof):

Date: November 17, 2026

Time: 12:00 P.M. Eastern Standard

Virtual Meeting Site: https://edge.media-server.com/mmc/go/mrdn2026agm

You will not be able to attend the Annual Meeting physically. The Annual Meeting will be held via an audio teleconference. Stockholders may attend, vote and submit questions during the Annual Meeting via the Internet by logging in at https://edge.media-server.com/mmc/go/mrdn2026agm, with your Control ID and Request ID, and thereafter following the instructions to join the virtual meeting. In addition to voting by submitting your proxy prior to the Annual Meeting and/or voting online as discussed herein, you also will be able to vote your shares electronically during the Annual Meeting with your Request ID.

The Notice of Annual Meeting (the “Notice”) and Proxy Statement (the “Proxy Statement”), are also available at https://www.iproxydirect.com/mrdn (for common stockholders) and https://www.iproxydirect.com/mrdnp (for holders of Series C Preferred Stock). These websites also include copies of our Annual Report on Form 10-K for the year ended December 31, 2025, which we refer to as the “2025 Annual Report”. Stockholders may also request a copy of the Proxy Statement and 2025 Annual Report by contacting our main office at (702) 318-7548.

In connection with the Annual Meeting, you will be asked to consider and vote on certain proposals, which are more fully described in the accompanying Proxy Statement. Whether or not you plan to attend the Annual Meeting, we urge you to read the Proxy Statement (and any documents incorporated into the Proxy Statement by reference) and consider such information carefully before voting. The Proxy Statement describes the business to be considered and acted upon by the stockholders at the Annual Meeting. Please review these materials and vote your shares.

Your vote is very important. If you are a holder of record of voting stock, please submit your proxy by mail, fax, Internet or telephone as soon as possible to make sure that your shares are represented at the Annual Meeting, even if you plan to attend the meeting. If you hold your shares of Company stock in “street name” through a bank, broker, or other nominee, you must vote in accordance with the voting instructions provided to you by such bank, broker, or other nominee, which include instructions for voting by mail, Internet or telephone.

Our Board encourages your participation in the Company’s electoral process and, to that end, solicits your proxy with respect to the matters described in the Proxy Statement. Your vote and participation in our governance is very important to us.

Sincerely,

/s/ William Scott
William Scott
Chairman

Our proxy statement and annual report on Form 10-K for the year ended December 31, 2025, are available at the following cookies-free website that can be accessed anonymously: www.iproxydirect.com/mrdn. Stockholders may also vote prior to the meeting at https://www.iproxydirect.com/mrdn (for common stockholders) and https://www.iproxydirect.com/mrdnp (for holders of Series C Preferred Stock).

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MERIDIAN HOLDINGS INC.

NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS

To be held on November 17, 2026

To our stockholders:

Notice is hereby given of the 2026 annual meeting of stockholders of Meridian Holdings Inc. (the “Company”) to be held on November 17, 2026 at 12:00 P.M. Eastern Standard time (subject to postponement(s) or adjournment(s) thereof) (the “Annual Meeting” or the “Meeting”). The Annual Meeting will be held virtually via live audio webcast at https://edge.media-server.com/mmc/go/mrdn2026agm. See also “Instructions For The Virtual Annual Meeting”, beginning on page 1. The Annual Meeting is being held for the following purposes:

1A.

For holders of all of our voting shares - To consider and vote upon the appointment of three members to our Board of Directors (“Board”), to serve until the 2027 annual meeting of stockholders and thereafter until their successors are elected and qualified.

1B.

For holders of our Series C Preferred Stock only - To consider and vote upon the appointment of two members to our Board, to serve until the 2027 annual meeting of stockholders and thereafter until their successors are elected and qualified.

2.	For holders of all of our voting shares - To consider and vote upon the appointment of M&K CPAS, PLLC as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

3.	For holders of all of our voting shares - To conduct any other business properly brought before the meeting or any adjournments, continuations, or postponements thereof.

Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above or on any date or dates to which the Meeting may be adjourned. Common stockholders and Series C Preferred Stock holders, of record on the close of business on September 28, 2026, are entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof.

The Company is pleased to continue utilizing the Securities and Exchange Commission rules that allow issuers to furnish proxy materials to their stockholders on the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials, or E-proxy notice, on or about October 2, 2026 to our stockholders of record as of the close of business on September 28, 2026. The E-proxy notice contains instructions for your use of this process, including how to access our proxy statement and annual report and how to authorize your proxy to vote online. In addition, the E-proxy notice contains instructions on how you may receive a paper copy of the proxy statement and annual report or elect to receive your proxy statement and annual report over the Internet. The Company believes these rules allow it to provide you with the information you need while lowering the costs of delivery and reducing the environmental impact of the Annual Meeting.

The enclosed proxy statement is also available at www.iproxydirect.com/mrdn (for common stockholders) and https://www.iproxydirect.com/mrdnp (for holders of Series C Preferred Stock). These websites also include copies of the form of proxy and the Company’s Annual Report to stockholders for the year ended December 31, 2025 (the “2025 Annual Report”). Stockholders may also request a copy of the proxy statement and the Company’s 2025 Annual Report by visiting www.iproxydirect.com/mrdn (for common stockholders) and https://www.iproxydirect.com/mrdnp (for holders of Series C Preferred Stock), by calling 866-752-8683 and by emailing proxy-ID@equiniti.com.

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As a stockholder of record, you are cordially invited to attend the meeting virtually at https://edge.media-server.com/mmc/go/mrdn2026agm. Stockholders who do not expect to attend the Annual Meeting are encouraged to vote via the Internet, by phone or by returning a signed proxy card.

Even if you plan to attend the Annual Meeting virtually, we request that you submit a proxy by following the instructions on your proxy card as soon as possible and thus ensure that your shares will be represented at the Annual Meeting if you are unable to attend.

By Order of the Board of Directors,

/s/ William Scott
William Scott
Chairman

Las Vegas, Nevada

October 2, 2026

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on Tuesday, November 17, 2026.

Our proxy statement and annual report on Form 10-K for the year ended December 31, 2025, together with all amendments thereto. are available at the following cookies-free website that can be accessed anonymously: www.iproxydirect.com/mrdn (for common stockholders) and https://www.iproxydirect.com/mrdnp (for holders of Series C Preferred Stock).

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Anthony Brian Goodman, the Company’s former Chief Executive Officer and former Director	44
Rich Christensen, the Company’s former Chief Financial Officer (Principal Financial/Accounting Officer)	44
Weiting ‘Cathy’ Feng, the Company’s former Chief Operating Officer	44
Thomas E. McChesney, a former member of the Board of Directors of the Company	45
Murray G. Smith, a member of the Board of Directors of the Company	45
Brett Goodman, Vice President of Business Development and son of the Company’s former Chief Executive Officer	45
Articulate Pty Ltd (“Articulate”), 50% owned by Marla Goodman (wife of the Company’s former Chief Executive Officer) and 50% owned by Mr. Goodman, the Company’s former Chief Executive Officer	46
Omar Jimenez, former Chief Financial Officer/Chief Compliance Officer	47
Top Level doo Serbia, MG Canary, and Ino Network	47
Elray Resources Inc., Mr. Goodman, the Company’s former CEO, serves as CEO & Director of Elray, and Ms. Feng, the Company’s former COO, serves as Treasurer and Director of Elray	47
Sale and Purchase Agreement of Share Capital and Related Transactions	48
Series C Preferred Stock	49
Nominating and Voting Agreement	49
Day-to-Day Management Agreement	49
Fourth Amendment to Amended and Restated Sale and Purchase Agreement of Share Capital and Related Transactions	50
June 2024 Debt Conversion Agreement	50
Deferred Cash Convertible Promissory Note	50
Promissory Notes	51
Fifth Amendment to Amended and Restated Sale and Purchase Agreement of Share Capital	51
October 2024 Debt Conversion Agreement	51
February 2025 Debt Conversion Agreement	52
Sixth Amendment to Amended and Restated Sale and Purchase Agreement of Share Capital	52
April 2025 Post-Closing Cash Consideration Conversion Agreements	52
Seventh Amendment to Amended and Restated Sale and Purchase Agreement of Share Capital	52
August 2025 Post-Closing Cash Consideration Conversion Agreement	53
Eighth Amendment to Amended and Restated Sale and Purchase Agreement of Share Capital	53
Second August 2025 Conversion Agreement	53
Ninth Amendment to Amended and Restated Sale and Purchase Agreement of Share Capital	54
November 2025 Debt Conversion Agreements	54
Tenth Amendment to Amended and Restated Sale and Purchase Agreement of Share Capital	54
Second Amendment to Promissory Notes	54
Indemnification Agreements	54
Review, Approval and Ratification of Related Party Transactions	54

DELINQUENT SECTION 16(A) REPORTS	55

PROPOSAL 1 ELECTION OF DIRECTORS	55

General	55
General Director Qualifications	56
Vote Required To Elect the Director Nominees; Recommendation of the Board of Directors	56

PROPOSAL 2 RATIFICATION OF APPOINTMENT OF AUDITORS	56

General	56
Audit Fees	57
Pre-Approval Policies	57
Required Vote; Recommendation of the Board of Directors	57

STOCKHOLDER PROPOSALS FOR 2027 ANNUAL MEETING	58

Proxy Statement Proposals	58
Other Proposals and Nominations	58

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS	59

ANNUAL REPORT	59

ADDITIONAL FILINGS	59

STOCKHOLDER ADVISORY VOTES	59

DOCUMENTS INCORPORATED BY REFERENCE	59

OTHER MATTERS	59

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON	60

COMPANY CONTACT INFORMATION	60

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MERIDIAN HOLDINGS INC.

PROXY STATEMENT

FOR 2026 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

Meridian Holdings Inc. (“Meridian,” “we,” “us”, “our” or the “Company”) has made these materials available to you on the Internet or, upon your request, has delivered printed versions of these materials to you by mail, in connection with the Company’s solicitation of proxies for use at our 2026 Annual meeting of stockholders (the “Annual Meeting” or the “Meeting”) to be held on Tuesday, November 17, 2026 at 12:00 P.M. Eastern Standard time virtually at https://edge.media-server.com/mmc/go/mrdn2026agm, and at any postponement(s) or adjournment(s) thereof. These materials were first sent or given to stockholders on or around October 2, 2026. You are invited to attend the Annual Meeting virtually and are requested to vote on the proposals described in this Proxy Statement.

Information Contained in This Proxy Statement

The information in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our directors and executive officers, corporate governance, and certain other required information. Included with this proxy statement is a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the SEC on March 31, 2026 (the “2025 Annual Report”). If you requested printed versions of these materials by mail, these materials also include the proxy card or vote instruction form for the Annual Meeting.

Instructions For The Virtual Annual Meeting

This year our Annual Meeting will be a completely virtual meeting. There will be no physical meeting location. The meeting will only be conducted via live audio webcast.

To participate in the virtual meeting, visit https://edge.media-server.com/mmc/go/mrdn2026agm and enter the control number on your proxy card, or on the instructions that accompanied your proxy materials.

We recommend you check in/log in to the Annual Meeting 15 minutes before the meeting is scheduled to start so that any technical difficulties may be addressed before the meeting begins.

You may vote during the meeting by following the instructions available on the meeting website during the meeting. To the best of our knowledge, the virtual meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure they have a strong Internet connection wherever they intend to participate in the meeting. Participants should also allow plenty of time to log in and ensure that they can hear streaming audio prior to the start of the meeting.

Important Notice Regarding the Availability of Proxy Materials

Pursuant to rules adopted by the Securities and Exchange Commission, the Company uses the Internet as the primary means of furnishing proxy materials to stockholders. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to the Company’s stockholders. All stockholders will have the ability to access the proxy materials (including the Company’s Annual Report) via the Internet at https://www.iproxydirect.com/mrdn (for common stockholders) and https://www.iproxydirect.com/mrdnp(for holders of Series C Preferred Stock) or request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. The Notice contains a control number that you will need to vote your shares. Please keep the Notice for your reference through the meeting date. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. The Company encourages stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of its annual meetings.

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Technical Difficulties or Trouble Accessing the Virtual Meeting Website

Technicians will be available to assist you if you experience technical difficulties accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call 844-399-3386 for assistance.

Record Date and Shares Entitled to Vote

You are entitled to notice of and to vote at the Annual Meeting if you were a stockholder of record as of the close of business on September 28, 2026 (the “Record Date”).

At the close of business on the Record Date, there were 12,681,533 shares of our common stock outstanding, which each vote one vote on all stockholder matters to come before the Meeting (subject to the voting rights of the Series C Preferred Stock described below), and 1,000 outstanding shares of Series C Preferred Stock, which each vote 625 voting shares on all stockholder matters (625,000 voting shares in total). Notwithstanding the above, the Series C Preferred Stock shareholders, voting as a class, have the right to appoint two (2) Directors of the Company (as described in greater detail below).

As such, a total of 13,306,533 voting shares are eligible to be voted at the Annual Meeting. Other than our common stock and Series C Preferred Stock, we have no other voting securities currently outstanding.

In general, holders of common stock and Series C Preferred Stock vote together as a single class. However, for so long as (a) the Company’s Board of Directors has at least five members [as it does currently]; and (b) the Meridian Sellers (defined and discussed below under “MeridianBet Group Acquisition”) collectively beneficially own more than 40% of the Company’s outstanding common stock (without taking into account shares voted by, or convertible into pursuant to, the Series C Preferred Stock)[as they do currently] and for so long as the Series C Preferred Stock is outstanding, the holders of the Series C Preferred Stock, voting separately, have the right to designate for appointment, and appoint, up to two members to the Company’s Board of Directors (the “Series C Directors”). See also “Voting Rights and Principal Stockholders”-“Series C Preferred Stock”, below.

The holders of the Series C Preferred Stock have nominated (1) Mr. William Scott; and (2) Snežana Božović, for appointment at the Annual Meeting, and the holders of the Series C Preferred Stock have the sole right to vote for the appointment of such Series C Directors pursuant to Proposal 1B.

At the Annual Meeting, five directors are to be re-elected as directors, to hold office until the 2027 annual meeting of stockholders and until their respective successors are duly elected and qualified. The Nominating and Corporate Governance Committee has recommended, and the Board of Directors has selected, the following nominees for election: Michael K. Prescott, Atul Bali, and Murray G. Smith (the “Non-Series C Director Nominees”, each to be appointed pursuant to Proposal 1A) and the current Series C Preferred Nominees (defined below), Mr. William Scott and Ms. Snežana Božović (the “Series C Preferred Nominees”, to be appointed pursuant to Proposal 1B), have been nominated by a majority of the holders of the outstanding Series C Preferred Stock, each of whom are currently directors of our company. Each nominee for director has consented to being named in this Proxy Statement and has indicated a willingness to serve if elected.

Any Director elected by holders of shares of Series C Preferred Stock may be removed during such Director’s term of office, either with or without cause, only by the affirmative vote of a majority of the then outstanding shares of Series C Preferred Stock.

Voting Process

If you are a stockholder of record, there are five ways to vote:

☐	At the virtual Annual Meeting. You may vote during the meeting by following the instructions available on the meeting website during the meeting.

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☐	Via the Internet. You may vote by proxy via the Internet by following the instructions provided in the Notice.

☐	By Telephone. If you request printed copies of the proxy materials by mail, you may vote by proxy by calling the toll-free number found on the proxy card.

☐	By Fax. If you request printed copies of the proxy materials by mail, you may vote by proxy by faxing your proxy to the number found on the proxy card.

☐	By Mail. If you request printed copies of the proxy materials by mail, you may vote by proxy by filling out the proxy card and returning it in the envelope provided.

If you hold shares through an account with a bank or broker, the voting of the shares by the bank or broker when you do not provide voting instructions is governed by the rules of the New York Stock Exchange (the “NYSE”). NYSE rules allow brokers, banks and other nominees to vote shares on certain “routine” matters for which their customers do not provide voting instructions. Only Proposal 2 is a “routine” proposal. Therefore, if you do not instruct your broker, bank and other nominee how to vote, your broker, bank and other nominee will have discretionary authority to vote your shares on Proposal 2. A broker non-vote occurs when your bank or broker submits a proxy but does not vote on non-routine proposals, absent specific instructions from you. See also “Voting Requirements for Each of the Proposals”, below.

Providing and Revoking Proxies

Any stockholder giving a proxy may revoke it at any time provided written notice of the revocation is received by our Corporate Secretary before the proxy is voted; otherwise, if received prior to or at the Annual Meeting, properly executed proxies will be voted at the Annual Meeting in accordance with the instructions specified on the proxy or, if no such instructions are given, in accordance with the recommendations of the Board described herein.

Meeting Time and Location: Virtual Annual Meeting

Attendance at the Annual Meeting is limited to holders of record of our common stock and Series C Preferred Stock, or their authorized representatives, at the close of business on the Record Date, and the Company’s guests. If your shares are held in the name of a bank, broker, or other nominee and you plan to attend the Annual Meeting, you must obtain your control number from such bank, broker, or other nominee, or contact Equiniti Trust Company at (919) 744-2722 (option 4), or 1-866-752-VOTE (8683) to obtain your control number, in order to be admitted. No recording of the meeting will be permitted. At the Annual Meeting, stockholders of the Company will be afforded a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to communicate, and to read or hear the proceedings of the meetings in a substantially concurrent manner with such proceedings.

Conduct at the Meeting

The Chairperson of the Meeting has broad responsibility and legal authority to conduct the Annual Meeting in an orderly and timely manner. This authority includes establishing rules for stockholders who wish to address the meeting. Only stockholders or their valid proxy holders may address the meeting. The Chairperson may exercise broad discretion in recognizing stockholders who wish to speak and in determining the extent of discussion on each item of business. In light of the number of stockholders of the Company, the number of items on the agenda and the need to conclude the meeting within a reasonable period of time, we cannot ensure you that every stockholder who wishes to speak on an item of business will be able to do so.

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Voting Requirements for Each of the Proposals

	Proposal	Vote Required	Broker Discretionary Voting Allowed*
1A.

For holders of our common stock and Series C Preferred Stock: Election of three members to our Board, to serve until the 2027 annual meeting of stockholders and thereafter until their successors are elected and qualified

		Plurality of Votes Cast by all stockholders	No
1B.

For holders of our Series C Preferred Stock: Election of two members to our Board, to serve until the 2027 annual meeting of stockholders and thereafter until their successors are elected and qualified

		Majority of the votes cast by the holders of Series C Preferred Stock	No
2	Ratification of the appointment of M&K CPAS, PLLC, as the Company’s independent auditors for the fiscal year ending December 31, 2026	More votes cast in favor of such proposal than are cast against at the Annual Meeting	Yes

For Proposal 1A, the three Non-Series C Director Nominees receiving the highest number of affirmative votes of the shares entitled to be voted for them, and for Proposal 1B, Series C Stock Nominees, provided they each receive the affirmative vote of a majority of the outstanding shares of Series C Preferred Stock, will be elected as directors to serve for a one year term until the 2027 annual meeting of stockholders, unless the elected director(s) is removed or resigns earlier. This means that the three Non-Series C Director Nominees with the most “for” votes will be elected. Thus, shares as to which a stockholder “withholds” voting authority and broker non‑votes will not be counted towards any director nominee’s achievement of a plurality (or majority) and will not affect the outcome of the election of directors (unless that results in the Series C Stock Nominee not receiving a majority of the Series C Preferred Stock vote). Stockholders may not cumulate their votes in favor of any one nominee.

Approval of Proposal 2 requires that more votes are cast in favor of such proposal than are cast against the proposal at the Annual Meeting, provided that a quorum exists at the Annual Meeting. Abstentions and broker non-votes will not be counted as votes cast, and therefore will have no effect on the outcome of these matters.

Quorum

The presence at the Annual Meeting of the holders of a majority of the outstanding shares of voting stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. You will be deemed to be present if you attend the meeting or if you submit a proxy (including through the mail, by fax or by telephone or the Internet) that is received at or prior to the meeting (and not revoked).

Broker Non-Votes and Abstentions

A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item, and the broker has not received voting instructions from the beneficial owner. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter or proposal.

A broker is entitled to vote shares held for a beneficial owner on “routine” matters, such as the ratification of the appointment of M&K CPAs, PLLC as our independent registered public accounting firm (Proposal 2), without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on certain “non-routine” matters, which include Proposal 1.

With respect to the election of directors (Proposal 1), under plurality voting, broker non-votes and abstentions have no effect on determining the Non-Series C Director Nominees elected, except to the extent that they affect the total votes received by any particular candidate.

Board of Directors Voting Recommendations

Our Board recommends that you vote your shares:

☐	“FOR” each of the five nominees to the Board of Directors (Proposal 1).

☐	“FOR” the ratification of the appointment of M&K CPAS, PLLC, as the Company’s independent auditors for the fiscal year ending December 31, 2026 (Proposal 2).

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Mailing Costs and Solicitation of Proxies

In addition to solicitation by use of the mails, certain of our officers and employees may solicit the return of proxies personally or by telephone, electronic mail or facsimile, none of whom will receive any additional compensation for their services. The cost of any solicitation of proxies will be borne by us. Arrangements may also be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of material to, and solicitation of proxies from, the beneficial owners of our securities held of record at the close of business on the Record Date by such persons. We will reimburse such brokerage firms, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses incurred by them in connection with any such activities.

Inspector of Voting

It is anticipated that representatives of Equiniti Trust Company will tabulate the votes and act as inspector of election at the Annual Meeting.

Voting Instructions

Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read this proxy statement and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions on the Notice of Internet Availability of Proxy Materials (Notice) you received in the mail, or, if you requested to receive printed proxy materials, your enclosed proxy card.

Confidential Voting

Independent inspectors count the votes. Your individual vote is kept confidential from us unless special circumstances exist. For example, a copy of your proxy card will be sent to us if you write comments on the card, as necessary to meet applicable legal requirements, or to assert or defend claims for or against the Company.

Stockholder of Record and Shares Held in Brokerage Accounts

If on the Record Date your shares were registered in your name with the Company’s transfer agent, then you are a stockholder of record and you may vote in person at the meeting, by proxy or by any other means supported by the Company. If on the Record Date your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials (or the Notice) are required to be forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

Multiple Stockholders Sharing the Same Address

In some cases, one copy of this proxy statement and the accompanying notice of Annual Meeting of stockholders and 2025 Annual Report is being delivered to multiple stockholders sharing an address, at the request of such stockholders. We will deliver promptly, upon written or oral request, a separate copy of this proxy statement or the accompanying notice of Annual Meeting of stockholders or 2025 Annual Report to such a stockholder at a shared address to which a single copy of the document was delivered. Stockholders sharing an address may also submit requests for delivery of a single copy of this proxy statement or the accompanying notice of Annual Meeting of stockholders or 2025 Annual Report, but in such event will still receive separate forms of proxy for each account. To request separate or single delivery of these materials now or in the future, a stockholder may submit a written request to our Corporate Secretary, at our principal executive offices at 3651 Lindell Road Street, Suite D555, Las Vegas, Nevada 89103, or a stockholder may make a request by calling our Corporate Secretary at (702) 318-7548.

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If you receive more than one Notice of Internet Availability of Proxy Materials, it means that your shares are registered differently and are held in more than one account. To ensure that all shares are voted, please either vote each account as discussed above under “Voting Process” on page 2, or sign and return by mail all proxy cards or voting instruction forms.

Voting Results

The preliminary voting results will be announced at the Annual Meeting. The final voting results will be tallied by the inspector of voting and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Annual Meeting.

Company Mailing Address

The mailing address of our principal executive offices is 3651 Lindell Road Street, Suite D555, Las Vegas, Nevada 89103.

DEFINITIONS

Unless the context requires otherwise, references in this proxy statement to the “Company,” “we,” “us,” “our,” “Meridian”, and “Meridian Holdings” refer specifically to Meridian Holdings Inc. and its consolidated subsidiaries.

In addition, unless the context otherwise requires and for the purposes of this Proxy Statement only:

☐	“Exchange Act” refers to the Securities Exchange Act of 1934, as amended;

☐	“SEC” or the “Commission” refers to the United States Securities and Exchange Commission; and

☐	“Securities Act” refers to the Securities Act of 1933, as amended.

FORWARD-LOOKING STATEMENTS AND WEBSITE LINKS

This Proxy Statement includes forward-looking statements about future events and circumstances. Generally speaking, any statement not based upon historical fact is a forward-looking statement. Forward-looking statements can also be identified by the use of words such as “could,” “should,” “continue,” “estimate,” “forecast,” “intend,” “look,” “may,” “will,” “expect,” “believe,” “anticipate,” “plan,” “remain” and “confident” or similar expressions. In particular, statements regarding our plans, strategies, prospects and expectations regarding our business and industry are forward-looking statements. They reflect our expectations, are not guarantees of performance and speak only as of the date of this Proxy Statement. Except as required by law, we do not undertake to update such forward-looking statements. Our business results are subject to a variety of risks, including those considerations or risks that are reflected as “Risk Factors”, “Special Note Regarding Forward-Looking Statements” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our most recently filed periodic reports on Form 10-K and Form 10-Q and subsequent filings. These forward-looking statements are based on our current estimates and assumptions and, as such, involve uncertainty and risk. Actual results could differ materially from projected results.

We do not assume any obligation to update information contained in this document, except as required by federal securities laws. Although this Proxy Statement may remain available on our website or elsewhere, its continued availability does not indicate that we are reaffirming or confirming any of the information contained herein. Neither our website nor its contents are a part of this Proxy Statement.

Website links included in this Proxy Statement are for convenience only. The content in any website links included in this Proxy Statement is not incorporated herein and does not constitute a part of this Proxy Statement.

INCORPORATION BY REFERENCE

To the extent that this proxy statement has been or will be specifically incorporated by reference into any other filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the sections of this proxy statement titled “Audit Committee Report”, “Pay Versus Performance”, and “Relationship Between “Compensation Actually Paid” and Performance” (each to the extent permitted by the rules of the Commission), shall not be deemed to be so incorporated, unless specifically provided otherwise in such filing.

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REVERSE STOCK SPLIT AND NAME CHANGE

On February 26, 2026, the Company filed both (a) a Certificate of Change with the Secretary of State of the State of Nevada (the “Certificate of Change”) to effectuate a reverse stock split of the Company’s authorized, issued and outstanding shares of common stock, at a ratio of 1-for-12 (the “Reverse Split”), in accordance with Nevada Revised Statutes (“NRS”) Section 78.209; and (b) a Certificate of Amendment to the Company’s Articles of Incorporation, as amended, to affect a name change of the Company to “Meridian Holdings Inc.” (the “Name Change”). Both the Certificate of Change and Certificate of Amendment were approved solely by the Board of Directors of the Company in accordance with the NRS.

Both the Reverse Split and the Name Change became effective on March 3, 2026 at 12:01 a.m. ET (the “Effective Time”).

At the Effective Time, the total number of shares of common stock authorized for issuance under the Company’s Articles of Incorporation was divided by 12 (from 300 million to 25 million); the total number of issued and outstanding shares of common stock of the Company was divided by 12 (from 151.7 million shares to 12.6 million shares); and the total number of shares of common stock held by each stockholder of the Company was converted automatically into the number of shares of common stock equal to the number of issued and outstanding shares of common stock held by each such stockholder immediately prior to the Reverse Split divided by 12. No fractional shares were issued in connection with the Reverse Split, and stockholders who would otherwise be entitled to receive a fractional share instead received cash in lieu of such fractional share, based upon the closing sale price of the common stock on the trading day immediately prior to the Effective Time as reported on the Nasdaq Capital Market.

There was no change to the par value of the common stock or preferred stock of the Company or the authorized or outstanding shares of preferred stock of the Company in connection with the Reverse Split; provided that the conversion ratio of such preferred stock was adjusted equitably in connection with the Reverse Split.

In addition, the number of shares of common stock issuable upon exercise of our stock options and other equity awards (including shares reserved for issuance under the Company’s equity compensation plans) were proportionately adjusted by the applicable administrator, using the 1-for-12 ratio, and rounded down to the nearest whole share, to be effective at the Effective Time, pursuant to the terms of the Company’s equity plans. The conversion rates of our preferred stock will also be adjusted in a ratio of 1-for-12. The number of shares issuable upon exercise of our outstanding warrants to purchase shares of common stock outstanding at the Effective Time was also equitably adjusted pursuant to the terms of such securities in connection with the 1-for-12 Reverse Split. In addition, the exercise price for each outstanding stock option and warrant will be increased in inverse proportion to the 1-for-12 split ratio such that upon an exercise, the aggregate exercise price payable by the optionee or warrant holder to the Company for the shares subject to the option or warrant will remain approximately the same as the aggregate exercise price prior to the Reverse Split, subject to the terms of such securities.

The effects of the Reverse Split and Name Change have been retroactively effected throughout this Proxy Statement, unless otherwise stated.

MERIDIANBET GROUP ACQUISITION

As previously disclosed in the Current Report on Form 8-K filed by the Company with the SEC on April 9, 2024, effective on April 1, 2024, we closed the transactions contemplated by that certain Sale and Purchase Agreement of Share Capital dated January 11, 2023 (as amended and restated from time to time, the “MeridianBet Purchase Agreement”) with Aleksandar Milovanović (“Milovanović”), Zoran Milošević (“Milošević”) and Snežana Božović (“Božović”, and collectively with Milovanović and Milošević, the “Meridian Sellers”), the former owners of (a) Meridian Tech Društvo Sa Ograničenom Odgovornošću Beograd, a private limited company formed and registered in and under the laws of the Republic of Serbia (“Meridian Serbia”); (b) Društvo Sa Ograničenom Odgovornošću “Meridianbet” Društvo Za Proizvodnju, Promet Roba I Usluga, Export Import Podgorica, a private limited company formed and registered in and under the laws of Montenegro; (c) Meridian Gaming Holdings Ltd., a company formed and registered in the Republic of Malta; and (d) Meridian Gaming (Cy) Ltd, a company formed and registered in the republic of Cyprus (“Meridian Gaming”, and collectively, (a) through (d), “MeridianBet Group”). Pursuant to the Purchase Agreement, on April 9, 2024 (the “Closing Date”), and effective on April 1, 2024, we acquired 100% of MeridianBet Group.

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Božović is Chief Operating Officer of Meridian Serbia, Secretary of MeridianBet Group, and a member of the Board of Directors of the Company; Milošević is the Chief Executive Officer of both the Company and MeridianBet Group and Milovanović is a greater than 5% stockholder of the Company.

REFERENCES TO ADDITIONAL INFORMATION

Included with this proxy statement is a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the SEC on March 31, 2026.

You may also request a copy of this proxy statement and the 2025 Annual Report from Equiniti Trust Company, the Company’s proxy agent, at the following address and telephone number:

Equiniti Trust Company

C/O Issuer Direct Compliance

1110 Centre Point Curve

Suite 101

Mendota Heights, MN 55120

(919) 481-4000, or 1-866-752-VOTE (8683)

VOTING RIGHTS AND PRINCIPAL STOCKHOLDERS

Holders of record of our common stock at the close of business on the Record Date will be entitled to one vote per share on all matters properly presented at the Annual Meeting and holders of record of our Series C Preferred Stock at the close of business on the Record Date will be entitled to 625 votes per share (after adjusting for the Reverse Split) on all matters properly presented at the Annual Meeting. At the close of business on the Record Date, there were 12,681,533 shares of our common stock outstanding, which each vote one vote on all stockholder matters to come before the Meeting (subject to the voting rights of the Series C Preferred Stock described below) and 1,000 outstanding shares of Series C Preferred Stock, which each vote 625 voting shares (after adjusting for the Reverse Split), or 625,000 total voting shares, on all stockholder matters. Notwithstanding the above, the Series C Preferred Stock shareholders, voting as a class, have the right to appoint two (2) Directors of the Company (as described in greater detail below).

As such, a total of 13,306,533 voting shares are eligible to be voted at the Annual Meeting. Other than our common stock, and our Series C Preferred Stock, we have no other voting securities currently outstanding.

In general, holders of common stock and Series C Preferred Stock vote together as a single class. However, for so long as (a) the Company’s Board of Directors has at least five members [as it does currently]; and (b) the Meridian Sellers (defined and discussed below above “MeridianBet Group Acquisition”) collectively beneficially own more than 40% of the Company’s outstanding common stock (without taking into account shares voted by, or convertible into pursuant to, the Series C Preferred Stock)[as they do currently] and for so long as the Series C Preferred Stock is outstanding, the holders of the Series C Preferred Stock, voting separately, have the right to designate for appointment, and appoint, up to two members to the Company’s Board of Directors. See also “Voting Rights and Principal Stockholders”-“Series C Preferred Stock”, below.

In connection with such nominating and voting rights, the holders of the Series C Preferred Stock have nominated Mr. William Scott and Ms. Snežana Božović as Series C Director Nominees, and the holders of the Series C Preferred Stock have the sole right to vote for the appointment of such Series C Director Nominees.

At the Annual Meeting, five directors are to be re-elected as directors, to hold office until the 2027 Annual Meeting of stockholders and until their respective successors are duly elected and qualified. The Nominating and Corporate Governance Committee has recommended, and the Board of Directors has selected, the following nominees for election: Michael K. Prescott, Atul Bali, and Murray G. Smith and the current Series C Preferred Nominees, Mr. William Scott and Ms. Snežana Božović, have been nominated by a majority of the holders of the outstanding Series C Preferred Stock, each of whom are currently directors of our company. Each nominee for director has consented to being named in this Proxy Statement and has indicated a willingness to serve if elected.

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Any Director elected by holders of shares of Series C Preferred Stock may be removed during such Director’s term of office, either with or without cause, only by the affirmative vote of a majority of the then outstanding shares of Series C Preferred Stock.

Our stockholders do not have dissenters’ rights or similar rights of appraisal with respect to the proposals described herein and, moreover, do not have cumulative voting rights with respect to the election of directors.

Security Ownership of Management and Certain Beneficial Owners and Management

The following table sets forth certain information regarding the beneficial ownership of our common stock and Series C Preferred Stock by (i) each person who is known by the Company to own beneficially more than five percent (5%) of our outstanding voting stock; (ii) each of our directors; (iii) each of our Named Executive Officers (as such term is defined under “Executive Compensation” – “Summary Executive Compensation Table”); and (iv) all of our current executive officers and directors as a group, as of the Record Date.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and/or investing power with respect to securities. These rules generally provide that shares of common stock subject to options, warrants or other convertible securities that are currently exercisable or convertible, or exercisable or convertible within 60 days of the Record Date, are deemed to be outstanding and to be beneficially owned by the person or group holding such options, warrants or other convertible securities for the purpose of computing the percentage ownership of such person or group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group.

Beneficial ownership as set forth below is based on our review of our record stockholders list and public ownership reports filed by certain stockholders of the Company, and may not include certain securities held in brokerage accounts or beneficially owned by the stockholders described below.

We believe that, except as otherwise noted and subject to applicable community property laws, each person named in the following table has sole investment and voting power with respect to the shares of common stock shown as beneficially owned by such person. Unless otherwise indicated, the address for each of the officers or directors listed in the table below is 3651 Lindell Road Street, Suite D555, Las Vegas, Nevada 89103.

Name of Beneficial Owner	Common Stock Beneficially Owned		Percent of Common Stock Beneficially Owned	Series C Preferred Stock Beneficially Owned (1)	Percent of Series C Preferred Stock Beneficially Owned	Total Voting Shares (2)	Percent of Total Voting Shares
Named Executive Officers and Directors:
William Scott	90,926	(3)	* %	—	—	90,926	* %
Zoran Milošević	769,193	(4)	6.1%	100	10.0%	831,685	6.3%
Zhe ‘Scott’ Yan	5,019		* %	—	—	5,019	* %
Snežana Božović	382,807	(5)	3.0%	50	5.0%	414,053	3.1%
Atul Bali	—		—	—	—	—	—
Murray G. Smith	11,666		* %	—	—	11,666	* %
Michael K. Prescott	—		—	—	—	—	—
Anthony Brian Goodman (£)	698,289	(6)	5.5%	—	—	698,289	5.2%
Weiting ‘Cathy’ Feng (£)	237,810		1.9%	—	—	237,810	1.8%
Rich Christensen (£)	17,187		* %	—	—	17,187	* %
All directors and executive officers as a group (seven persons)	1,259,599		9.9%	150	15.0%	1,353,349	10.2%

Aleksandar Milovanović (7)	7,666,917	(8)	60.5%	850	85.0%	8,198,097	61.6%

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* Under 1%.

(£)

Former Named Executive Officer, no longer serving as an officer or director of the Company. Beneficial ownership is based on either (a) the last beneficial ownership disclosed to the Company from such persons; or (b) the record shareholders list of the Company as of the Date of Determination, and may not reflect the total number of shares of common stock of the Company beneficially owned by the noted individual as of such date.

(1)

Each share of Series C Preferred Stock entitles the holder to 625 votes on all matters presented to the Company’s stockholders for a vote of stockholders, whether such vote is taken in person at a meeting or via a written consent (625,000 votes in aggregate for all outstanding shares of Series C Preferred Stock), and also has certain director appointment rights discussed below under “Series C Preferred Stock”.

(2)	Based on 13,306,533 total voting shares, including 12,681,533 shares voted by the common stock, and 625,000 shares voted by the Series C Preferred Stock.

(3)	Includes 85,510 shares of common stock held by Deansgate L.L.C.-FZ, which entity is owned and controlled by Mr. Scott.

(4)

Ownership includes 769,185 shares of common stock, and 100 shares of Series C Preferred Stock. Also includes 8 shares which may be issuable to Mr. Milošević upon the conversion of the 100 shares of Series C Preferred Stock.

(5)

Ownership includes 382,803 shares of common stock, and 50 shares of Series C Preferred Stock. Also includes 4 shares which may be issuable to Ms. Božović upon the conversion of the 50 shares of Series C Preferred Stock.

(6)

Ownership includes 407,416 shares of common stock held individually and 290,873 shares of common stock beneficially owned by Luxor Capital, LLC, which entity, and shares, Mr. Goodman is deemed to beneficially own. All information comes from the Schedule 13D/A filed by Mr. Goodman with the SEC on September 18, 2026.

(7)	Address: Drinicka 2 Belgrade, Serbia.

(8)

Ownership includes 7,666,847 shares of outstanding common stock, and 850 shares of Series C Preferred Stock. Also includes 70 shares which may be issuable to Mr. Milovanović upon the conversion of the 850 shares of Series C Preferred Stock.

Series C Preferred Stock

On April 4, 2024, in contemplation of the closing of the transactions contemplated by the MeridianBet Purchase Agreement, and pursuant to the power provided to the Company by the Articles of Incorporation of the Company, as amended, the Company’s Board of Directors approved the adoption of, and filing of, a Certificate of Designation of Golden Matrix Group, Inc. Establishing the Designation, Preferences, Limitations and Relative Rights of Its Series C Preferred Stock (the “Series C Designation”), which was filed with, and became effective with, the Secretary of State of Nevada on the same date. The Series C Designation designated 1,000 shares of Series C Preferred Stock. The 1,000 shares of Series C Preferred Stock were issued to the Meridian Sellers at the closing of the transactions contemplated by the MeridianBet Purchase Agreement.

The holders of the Series C Preferred Stock, voting as a class, vote together with the holders of the Company’s common stock on all shareholder matters. At each vote, each share of Series C Preferred Stock entitles the holder 625 votes (after adjusting for the Reverse Split) on all matters presented to the Company’s shareholders for a vote of shareholders, whether such vote is taken in person at a meeting or via a written consent (625,000 votes in aggregate for all outstanding shares of Series C Preferred Stock).

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Additionally, for so long as (a) the Company’s Board of Directors has at least five members [as it does currently]; and (b) the Meridian Sellers collectively beneficially own more than 40% of the Company’s outstanding common stock (without taking into account shares voted by, or convertible into pursuant to, the Series C Preferred Stock)[as they do currently] and for so long as the Series C Preferred Stock is outstanding, the holders of the Series C Preferred Stock, voting separately, have the right to designate for appointment, and appoint, two members to the Company’s Board of Directors. If (x) the Company’s Board of Directors has less than five members, or (y) the Meridian Sellers ever collectively beneficially own 40% or less of the Company’s outstanding common stock, the holders of the Series C Preferred Stock, voting separately, will have the right to designate for appointment, and appoint, one member to the Board of Directors. The holders of the Series C Preferred Stock also have the sole right to remove such persons solely appointed by the Series C Preferred Stock and to fill vacancies in such appointees.

See also the following table summarizing the above director appointment rights provided to the holders of the Series C Preferred Stock:

Percent Beneficial Ownership of Common Stock held by the Meridian Sellers	Total Directors on the Board of Directors	Total Directors the Holders of the Series C Preferred Stock Can Appoint
Greater than 40%	Five	Two
	Less than five	One
40% or less, but at least 10%	Any number	One
Less than 10%	Any number	None (because under that threshold, the Meridian Sellers’ Series C Preferred Stock automatically converts into common stock, meaning the Director-appointment right terminates)

The holders of the Series C Preferred Stock have nominated two people to the Board of Directors, William Scott, and Snežana Božović. Only the holders of the Series C Preferred Stock have the right to vote for the Series C Directors, Mr. Scott and Ms. Božović, at meetings of stockholders.

Change of Control

The Company is not aware of any arrangements which may at a subsequent date result in a change of control of the Company.

CORPORATE GOVERNANCE

The Company promotes accountability for adherence to honest and ethical conduct; endeavors to provide full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with the SEC and in other public communications made by the Company; and strives to be compliant with applicable governmental laws, rules and regulations.

Board Leadership Structure

Our Board of Directors has the responsibility for selecting the appropriate leadership structure for the Company. In making leadership structure determinations, the Board of Directors considers many factors, including the specific needs of the business and what is in the best interests of the Company’s stockholders.

Our current leadership structure is comprised of a Chairman of the Board (Mr. William Scott) and a separate Chief Executive Officer (“CEO”), Mr. Zoran Milošević. The Board of Directors believes that this leadership structure is the most effective and efficient for the Company at this time. The Board of Directors does not have a policy as to whether the Chairman should be an independent director, an affiliated director, or a member of management. Our Board of Directors believes that the Company’s current leadership structure is appropriate because it effectively allocates authority, responsibility, and oversight between management (the Company’s CEO, Mr. Milošević) and the members of our Board of Directors. It does this by giving primary responsibility for the operational leadership and strategic direction of the Company to its CEO, while enabling our Chairman to facilitate our Board of Directors’ oversight of management, promote communication between management and our Board of Directors, and support our Board of Directors’ consideration of key governance matters.

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The Board believes that its programs for overseeing risk, as described below, would be effective under a variety of leadership frameworks and therefore do not materially affect its choice of structure.

The Board evaluates its structure periodically, as well as when warranted by specific circumstances, in order to assess which structure is in the best interests of the Company and its stockholders based on the evolving needs of the Company. This approach provides the Board appropriate flexibility to determine the leadership structure best suited to support the dynamic demands of our business.

Risk Oversight

Effective risk oversight is an important priority of the Board of Directors. Because risks are considered in virtually every business decision, the Board of Directors discusses risk throughout the year generally or in connection with specific proposed actions. The Board of Directors’ approach to risk oversight includes understanding the critical risks in the Company’s business and strategy, evaluating the Company’s risk management processes, allocating responsibilities for risk oversight, and fostering an appropriate culture of integrity and compliance with legal responsibilities. The directors exercise direct oversight of strategic risks to the Company.

The Board of Directors exercises direct oversight of strategic risks to the Company. The Audit Committee reviews and assesses the Company’s processes to manage business and financial risk and financial reporting risk. It also reviews the Company’s policies for risk assessment and assesses steps management has taken to control significant risks. The Compensation Committee oversees risks relating to compensation programs and policies. In each case management periodically reports to our Board or relevant committee, which provides guidance on risk assessment and mitigation. The Nominating and Corporate Governance Committee recommends the slate of director nominees for election to the Company’s Board of Directors, identifies and recommends candidates to fill vacancies occurring between annual stockholder meetings, reviews, evaluates and recommends changes to the Company’s Corporate Governance Guidelines, and establishes the process for conducting the review of the Chief Executive Officer’s performance. (The Company’s committees are described in greater detail below).

While the Board and its committees oversee the Company’s strategy, management is charged with its day-to-day execution. To monitor performance against the Company’s strategy, the Board receives regular updates and actively engages in dialogue with management.

Family Relationships

There are no family relationships among our directors, executive officers, or persons nominated or chosen by the Company to become directors or executive officers.

Arrangements between Officers and Directors

There is no arrangement or understanding between our directors and executive officers and any other person pursuant to which any director or officer was or is to be selected as a director or officer, except in connection with outstanding Series C Preferred Stock discussed in greater detail above under “Voting Rights and Principal Stockholders”-“Series C Preferred Stock”. There are also no arrangements, agreements or understandings to our knowledge between non-management stockholders that may directly or indirectly participate in or influence the management of our affairs.

Other Directorships

No directors of the Company are also directors of issuers with a class of securities registered under Section 12 of the Exchange Act or which otherwise are required to file periodic reports under the Exchange Act.

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Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our executive officers or directors have been involved in any of the following events during the past ten years, except as discussed under their biographical information, above: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being a named subject to a pending criminal proceeding (excluding traffic violations and minor offenses); (3) being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities; (4) being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law; (5) being the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (i) any Federal or State securities or commodities law or regulation; (ii) any law or regulation respecting financial institutions or insurance companies, including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or (6) being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section (1a)(40) of the Commodity Exchange Act), or any equivalent exchange, association, entity, or organization that has disciplinary authority over its members or persons associated with a member.

Board of Directors Meetings

During the year ended December 31, 2025, the Board held thirteen formal meetings of the Board, and took various actions via the unanimous written consents of the Board. All members of the Board of Directors attended at least 75 percent of the aggregate of (i) the total number of meetings of the Board of Directors held during the year ended December 31, 2025; and (ii) the total number of meetings held by all Committees of the Board of Directors on which he or she served during the year ended December 31, 2025. The Company held an annual meeting of stockholders on November 6, 2025, which was attended by each member of the Board of Directors of the Company. Each director of the Company is encouraged to be present at annual meetings of stockholders. Members of the Board of Directors are encouraged, but not required, to be present at annual meetings of stockholders, absent exigent circumstances that prevent their attendance. Where a director is unable to attend an annual meeting in person, but is able to do so by electronic conferencing, the Company will arrange for the director’s participation by means where the director can hear, and be heard, by those present at the meeting.

Board Committee Membership

Our Board of Directors has three standing committees: an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. All three committees are composed solely of independent directors. You can review the charters for our standing committees by accessing our public filings at the SEC’s website at www.sec.gov (as discussed below) or on our website at https://meridian-holdings.com/governance-documents. Unless specifically stated herein, documents and information on our website are not incorporated by reference in this proxy statement.

The current members of the committees of our Board of Directors are as follows:

	Independent	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
William Scott (1)
Atul Bali	☒	M	C	M
Murray G. Smith	☒	C	M	C
Snežana Božović
Michael K. Prescott	☒	M

(1) Chairman of Board of Directors.

C - Chairman of Committee.

M - Member.

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Each of these committees has the duties described below and operates under a charter that has been approved by our Board of Directors.

Committees of the Board

Audit Committee

Nasdaq listing standards and applicable SEC rules require that the Audit Committee of a listed company be comprised solely of independent directors. We have established an Audit Committee of the Board of Directors, which currently consists of Michael K. Prescott, Atul Bali and Murray G. Smith. Each member of the Audit Committee meets the independent director standard under Nasdaq’s listing standards and under Rule 10A-3(b)(1) of the Exchange Act. Each member of the Audit Committee is financially literate.

The Audit Committee has been established by the Board to oversee our accounting and financial reporting processes and the audits of our financial statements.

The Board has selected the members of the Audit Committee based on the Board’s determination that the members are financially literate and qualified to monitor the performance of management and the independent auditors and to monitor our disclosures so that our disclosures fairly present our business, financial condition and results of operations.

The Board has also determined that Mr. Smith is an “audit committee financial expert” (as defined in the SEC rules) because he has the following attributes: (i) an understanding of generally accepted accounting principles in the United States of America (“GAAP”) and financial statements; (ii) the ability to assess the general application of such principles in connection with accounting for estimates, accruals and reserves; (iii) experience analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by our financial statements; (iv) an understanding of internal control over financial reporting; and (v) an understanding of audit committee functions. Mr. Smith has acquired these attributes by means of having held various positions that provided relevant experience, as described in his biographical information discussed below under “Board of Directors—Director Nominees”, below.

The Audit Committee has the sole authority, at its discretion and at our expense, to retain, compensate, evaluate and terminate our independent auditors and to review, as it deems appropriate, the scope of our annual audits, our accounting policies and reporting practices, our system of internal controls, our compliance with policies regarding business conduct and other matters. In addition, the Audit Committee has the authority, at its discretion and at our expense, to retain special legal, accounting or other advisors to advise the Audit Committee. The Audit Committee is also tasked with reviewing related party transactions.

The Audit Committee’s responsibilities also include (1) reviewing the disclosures made by the Chief Executive Officer and the Chief Financial Officer in connection with their required certifications accompanying the Company’s periodic reports to be filed with the SEC, including disclosures to the Committee of (a) significant deficiencies in the design or operation of internal controls, (b) significant changes in internal controls, and (c) any fraud involving management or other employees who have a significant role in the Company’s internal controls; (2) reviewing and discussing the Company’s quarterly financial results and related press releases, if any, with management and the independent auditors prior to the release of such information to the public; (3) reviewing with the management the proposed scope and plan for conducting internal audits of Company operations and obtaining reports of significant findings and recommendations, together with management’s corrective action plans; (4) seeking to ensure the corporate audit function has sufficient authority, support and access to Company personnel, facilities and records to carry out its work without restrictions or limitations; (5) reviewing the corporate audit function of the Company, including its charter, plans, activities, staffing and organizational structure; (6) reviewing progress of the internal audit program, key findings and management’s action plans to address findings; (7) periodically reviewing the Company’s policies with respect to legal compliance, conflicts of interest and ethical conduct; (8) seeking to ensure the adequacy of procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting control or auditing matters, including the confidential submission of complaints by employees regarding such matters; and (9) recommending to the Board any changes in ethics or compliance policies that the Committee deems appropriate.

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Compensation Committee

The Compensation Committee, which is comprised exclusively of independent directors, is responsible (together with the Board) for the administration of our stock compensation plans, approval, review and evaluation of the compensation arrangements for our executive officers and directors, and oversees and advises the Board on the adoption of policies that govern the Company’s compensation and benefit programs. In addition, the Compensation Committee has the authority, at its discretion and at our expense, to retain special legal, accounting or other advisors to advise the Compensation Committee.

Specifically, the principal responsibilities and functions of the Compensation Committee are as follows: (1) review the competitiveness of the Company’s executive compensation programs to ensure (a) the attraction and retention of executives, (b) the motivation of executives to achieve the Company’s business objectives, and (c) the alignment of the interests of key leadership with the long-term interests of the Company’s stockholders. Assist the Board of Directors in establishing CEO annual goals and objectives; (2) review trends in executive compensation, oversee the development of new compensation plans, and, when necessary, approve the revision of existing plans; (3) review and approve the compensation structure for executives; (4) oversee an evaluation of the performance of the Company’s executive officers and approve the annual compensation, including salary, bonus, incentive and equity compensation, for the executive officers. Review and approve compensation packages for new executive officers and termination packages for executive officers; (5) review and make recommendations concerning long-term incentive compensation plans, including the use of equity-based plans; (6) periodically review the compensation paid to non-employee directors and make recommendations to the Board for any adjustments. No member of the Committee will act to fix his or her own compensation except for uniform compensation to directors for their services as a director; (7) review periodic reports from management on matters relating to the Company’s compensation practices; (8) produce an annual report of the Compensation Committee on executive compensation for the Company’s annual Proxy Statement in compliance with and to the extent required by applicable SEC rules and regulations and any relevant listing authority; (9) obtain or perform an annual evaluation of the Committee’s performance and make applicable recommendations about, among other things, changes to the charter of the Committee; and (10) take other actions that the Board shall reasonably request.

Compensation Committee Interlocks and Insider Participation

As described above, the current members of the Compensation Committee are independent members of our Board of Directors. No member of the Compensation Committee is an employee or a former employee of the Company. During fiscal 2025, none of our executive officers served on the Compensation Committee (or its equivalent) or Board of Directors of another entity whose executive officer served on our Compensation Committee. Accordingly, the Compensation Committee members have no interlocking relationships required to be disclosed under SEC rules and regulations.

Nominating and Governance Committee

The Nominating and Governance Committee, which is comprised exclusively of independent directors, is responsible for identifying prospective qualified candidates to fill vacancies on the Board, recommending director nominees (including chairpersons) for each of our committees, developing and recommending appropriate corporate governance guidelines and overseeing the self-evaluation of the Board.

In considering individual director nominees and Board committee appointments, our Nominating and Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board and Board committees and to identify individuals who can effectively assist the Company in achieving our short-term and long-term goals, protecting our stockholders’ interests and creating and enhancing value for our stockholders. In so doing, the Nominating and Governance Committee considers a person’s attributes (e.g., professional experiences, skills, and background) as a whole and does not necessarily attribute any greater weight to one attribute. Moreover, professional experience, skills and background, are just a few of the attributes that the Nominating and Governance Committee takes into account. In evaluating prospective candidates, the Nominating and Governance Committee also considers whether the individual has personal and professional integrity, good business judgment and relevant experience and skills, and whether such individual is willing and able to commit the time necessary for Board and Board committee service.

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While there are no specific minimum requirements that the Nominating and Governance Committee believes must be met by a prospective director nominee, the Nominating and Governance Committee does believe that director nominees should possess personal and professional integrity, have good business judgment, have relevant experience and skills, and be willing and able to commit the necessary time for Board and Board committee service. Furthermore, the Nominating and Governance Committee evaluates each individual in the context of the Board as a whole, with the objective of recommending individuals that can best perpetuate the success of our business and represent stockholder interests through the exercise of sound business judgment using their experience in various areas. We believe our current directors possess diverse professional experiences, skills and backgrounds, in addition to (among other characteristics) high standards of personal and professional ethics, proven records of success in their respective fields and valuable knowledge of our business and our industry.

The Nominating and Governance Committee uses a variety of methods for identifying and evaluating director nominees. The Nominating and Governance Committee also regularly assesses the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or other circumstances. In addition, the Nominating and Governance Committee considers, from time to time, various potential candidates for directorships. Candidates may come to the attention of the Nominating and Governance Committee through current Board members, professional search firms, stockholders or other persons. These candidates may be evaluated at regular or special meetings of the Nominating and Governance Committee and may be considered at any point during the year.

The Committee evaluates director nominees at regular or special Committee meetings pursuant to the criteria described above and reviews qualified director nominees with the Board. The Committee selects nominees that best suit the Board’s current needs and recommends one or more of such individuals for election to the Board.

The Committee will consider candidates recommended by stockholders, provided the names of such persons, accompanied by relevant biographical information, and other information as required by the Company’s Bylaws, are properly submitted in writing to the Secretary of the Company in accordance with the Bylaws and applicable law. The Secretary will send properly submitted stockholder recommendations to the Committee. Individuals recommended by stockholders in accordance with these procedures will receive the same consideration received by individuals identified to the Committee through other means. The Committee also may, in its discretion, consider candidates otherwise recommended by stockholders without accompanying biographical information, if submitted in writing to the Secretary.

Controlled Company Status

Because Aleksandar Milovanović and the other Meridian Sellers control a majority of our outstanding voting power, we are a “controlled company” under Nasdaq Marketplace Rules. Therefore, we are not required to have a majority of our board of directors be independent, nor are we required to have a compensation committee or an independent nominating function. We have nevertheless opted to meet the requirements under the Nasdaq listing rules for smaller reporting companies, such as the Company, which requires a board of directors be comprised of a majority of independent directors and to have a compensation, nominating and governance committee comprised of independent directors, as more fully described herein.

Director Independence

Our common stock is listed on the Nasdaq Capital Market under the symbol “MRDN”. Nasdaq requires us to have independent members of our Board of Directors. Our Board of Directors has determined that each of Michael K. Prescott, Atul Bali and Murray G. Smith is an independent director as defined under the Nasdaq rules governing members of boards of directors and as defined under Rule 10A-3 of the Exchange Act.

In assessing director independence, the Board considers, among other matters, the nature and extent of any business relationships, including transactions conducted, between the Company and each director and between the Company and any organization for which one of our directors is a director or executive officer or with which one of our directors is otherwise affiliated.

Furthermore, the Board has determined that each of the members of our Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee, is independent within the meaning of Nasdaq director independence standards applicable to members of such committees, as currently in effect.

The Compensation Committee members also qualify as “non-employee directors” within the meaning of Section 16 of the Exchange Act.

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Website Availability of Documents

The charters of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee and our Code of Business Conduct and Ethics can be found on our website at https://meridian-holdings.com/governance-documents. Unless specifically stated herein, documents and information on our website are not incorporated by reference in this proxy statement.

Stockholder Communications with the Board of Directors

In connection with all other matters other than the nomination of members of our Board of Directors (as described above), our stockholders and other interested parties may communicate with members of the Board of Directors by submitting such communications in writing to our Secretary, 3651 Lindell Road, Suite D555, Las Vegas, Nevada 89103, who, upon receipt of any communication other than one that is clearly marked “Confidential,” will note the date the communication was received, open the communication, make a copy of it for our files and promptly forward the communication to the director(s) to whom it is addressed. Upon receipt of any communication that is clearly marked “Confidential,” our Secretary will not open the communication, but will note the date the communication was received and promptly forward the communication to the director(s) to whom it is addressed. If the correspondence is not addressed to any particular member of the Board of Directors, the communication will be forwarded to a Board member to bring to the attention of the Board.

Executive Sessions of the Board of Directors

The independent members of our Board of Directors meet in executive session (with no management directors or management present) from time to time. The executive sessions include whatever topics the independent directors deem appropriate.

Potential Conflicts of Interest

Although we do not have written procedures in place to address conflicts of interest that may arise between our business and the future business activities of our directors and officers, except as described in greater detail below under “Certain Relationships and Related Transactions—Related Party Transaction Policy”, we do adhere to requirements that any deemed conflict is discussed at Board of Director meetings and with the Company’s legal counsel.

Code of Business Conduct and Ethics

On August 13, 2020, the Company’s Board of Directors adopted a Code of Business Conduct and Ethics. The Code of Business Conduct and Ethics applies to all officers, directors and employees and includes compliance and reporting requirements, procedures for conflicts of interest, public disclosures, requirements for the compliance with laws, rules and regulations and requirements relating to employment practices, duties relating to corporate opportunities, confidentiality, fair dealing, and the use of Company assets.

We intend to disclose any amendments or future amendments to our Code of Business Conduct and Ethics and any waivers with respect to our Code of Business Conduct and Ethics granted to our principal executive officer, our principal financial officer, or any of our other employees performing similar functions on our corporate website within four business days after the amendment or waiver. In such case, the disclosure regarding the amendment or waiver will remain available on our website for at least 12 months after the initial disclosure. There have been no waivers granted with respect to our Code of Business Conduct and Ethics to any such officers or employees to date.

Policy on Equity Ownership

The Company does not have a policy on equity ownership at this time.

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Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (“Dodd-Frank”)

Dodd-Frank requires public companies to provide stockholders with an advisory vote on compensation of the most highly compensated executives, which are sometimes referred to as “say on pay,” as well as an advisory vote on how often the company will present say on pay votes to its stockholders. The Company’s stockholders voted on say-on-pay matters in 2025 and have previously approved a three year-frequency for future “say on pay” votes, with the next such vote expected to be held at the Company’s 2028 annual meeting, unless the Board determines to hold such vote earlier in its sole discretion.

Compensation Recovery and Clawback Policies

Under the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), in the event of misconduct that results in a financial restatement that would have reduced a previously paid incentive amount, we can recoup those improper payments from our Chief Executive Officer and Chief Financial Officer (if any).

On September 22, 2023, the Board of Directors of the Company approved the adoption of a Policy for the Recovery of Erroneously Awarded Incentive Based Compensation (the “Clawback Policy”), with an effective date of October 2, 2023, in order to comply with the final clawback rules adopted by the SEC under Section 10D and Rule 10D-1 of the Securities Exchange Act of 1934, as amended (“Rule 10D-1”), and the listing standards, as set forth in the Nasdaq Listing Rule 5608 (the “Final Clawback Rules”).

The Clawback Policy provides for the mandatory recovery of erroneously awarded incentive-based compensation from current and former executive officers as defined in Rule 10D-1 (“Covered Officers”) of the Company in the event that the Company is required to prepare an accounting restatement, in accordance with the Final Clawback Rules. The recovery of such compensation applies regardless of whether a Covered Officer engaged in misconduct or otherwise caused or contributed to the requirement of an accounting restatement. Under the Clawback Policy, the Board of Directors will recoup from the Covered Officers erroneously awarded incentive compensation received within a lookback period of the three completed fiscal years preceding the date on which the Company is required to prepare an accounting restatement.

Insider Trading/Anti-Hedging Policies

The Company has adopted an insider trading policy governing the purchase, sale and other dispositions of the Company’s securities that applies to all Company personnel, including directors, officers, employees, and other covered persons. The Company also plans to follow procedures for the repurchase of any shares of its securities. The Company believes that its insider trading policy and planned repurchase procedures are reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to the Company.

To ensure compliance with the policy and applicable federal and state securities laws, all individuals subject to the policy must refrain from the purchase or sale of our securities except in designated trading windows or pursuant to preapproved 10b5-1 trading plans. The policy also prohibits the unauthorized disclosure of any nonpublic information acquired in the workplace and the misuse of material nonpublic information in securities trading and includes specific anti-hedging provisions.

Pursuant to the anti-hedging provisions, the Company prohibits executive officers, directors, and employees from engaging in transactions involving derivative securities, such as put and call options, and short sales, that could generate profit from a decline in the Company’s stock price. While other hedging transactions are not outright banned, they are strongly discouraged as they may misalign the interests of Company insiders with shareholders and encourage excessive risk-taking.

The above anti-hedging restriction does not however apply to stock options granted by the Company, nor does it apply to using Company securities for option exercises or tax payments in transactions directly with the Company.

The Company also prohibits holding Company securities in a margin account or pledging Company securities as collateral for a loan unless the pledgor has the clear financial capability to repay the loan without resort to the pledged securities.

A copy of the Company’s insider trading policy was filed as Exhibit 19.1 to our Annual Report on Form 10-K for the year ended December 31, 2024.

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Rule 10b5-1 Trading Plans

Our executive officers and directors are encouraged to conduct purchase or sale transactions under a trading plan established pursuant to Rule 10b5-1 under the Exchange Act. Through a Rule 10b5-1 trading plan, the executive officer or director contracts with a broker to buy or sell shares of our common stock on a periodic basis. The broker then executes trades pursuant to parameters established by the executive officer or director when entering into the plan, without further direction from them. The executive officer or director may amend or terminate the plan in specified circumstances.

Policy on Timing of Award Grants

The Compensation Committee and the Board have not established policies and practices (whether written or otherwise) regarding the timing of option grants, stock appreciation rights and similar awards, or other awards, in relation to the release of material nonpublic information (“MNPI”) and do not take MNPI into account when determining the timing and terms of stock option or other equity awards to executive officers, provided that we do not currently anticipate granting stock options to employees or executives. The Company does not time the disclosure of MNPI, whether positive or negative, for the purpose of affecting the value of executive compensation.

INFORMATION ABOUT OUR EXECUTIVE OFFICERS

The following table sets forth certain information with respect to our and our significant subsidiaries’ executive officers:

Name	Position	Age
Zoran Milošević	Chief Executive Officer (Principal Executive Officer) of the Company and Chief Executive Officer of the MeridianBet Group	51
William Scott	Chief Financial Officer, Chairman, President and Treasurer	62
Zhe ‘Scott’ Yan	Chief Accounting Officer, Principal Financial Officer and Principal Accounting Officer	35
Snežana Božović	Chief Operating Officer of Meridian Serbia, Secretary of the MeridianBet Group, and Company Director (Series C Preferred Director)	45

Below is information regarding each executive officer’s biographical information, including their principal occupations or employment for at least the past five years, and the names of other public companies in which such persons hold or have held directorships during the past five years.

Zoran Milošević — Chief Executive Officer (Principal Executive Officer) of the Company and Chief Executive Officer of the MeridianBet Group — Mr. Milošević was appointed as our Chief Executive officer on July 31, 2026 (replacing Mr. Scott, who had been serving as interim Chief Executive Officer since December 12, 2025).

Mr. Milošević has been with the MeridianBet Group since March 2003 (serving as an executive in various MeridianBet Group departments including: Marketing, Risk Management, Online Betting & Software Development) and became the Chief Executive Officer of the MeridianBet Group in 2008, including serving as Chief Executive Officer of certain of their subsidiaries, including Meridian Tech Društvo Sa Ograničenom Odgovornošću Beograd, a private limited company formed and registered in and under the laws of the Republic of Serbia. Mr. Milošević serves on the Board of numerous private companies, including each of the MeridianBet Group, My Best Odds, which is a Belgian entity, and Global Meridian Gaming N.V., which is a Curacao entity. Under his leadership, the MeridianBet Group expanded their brand portfolio and improved their market share in Europe, Africa, and Latin America, supplying services in over 30 different jurisdictions.

Mr. Milošević was a member of the Parliament of the Republic of Serbia from 1997 to 2001, a member of the Belgrade City Parliament from 2004 to 2008 and a Board Member of the Serbia National Lottery in 2012.

Mr. Milošević graduated from the University of Belgrade, in Belgrade Serbia, with a degree in Industrial Engineering.

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William Scott — Chief Financial Officer, Chairman, President and Treasurer— Information regarding Mr. Scott is set forth below under “Board of Directors—Director Nominees”.

Zhe ‘Scott’ Yan — Chief Accounting Officer, Principal Financial Officer and Principal Accounting Officer — Mr. Yan has served as financial accounting manager of the Company and its wholly-owned subsidiaries, as an employee of Global Technology Group, Pty Ltd, the Company’s wholly-owned subsidiary, since February 2022. Prior to that, Mr. Yan served as a financial consultant to the Company from June 2019 to February 2022. Mr. Yan is a licensed Certified Public Accountant in Australia and has passed Level II of the CFA Program. Mr. Yan received a Master of Commerce Degree from the University of Sydney and a Master of Professional Accounting Degree from the University of New South Wales in Sydney, Australia.

Snežana Božović — Chief Operating Officer of Meridian Serbia, Secretary of the MeridianBet Group, and Series C Preferred Company Director — Information regarding Ms. Božović is set forth below under “Board of Directors—Director Nominees”.

BOARD OF DIRECTORS

General

Our current directors are as follows:

Name of Director	Age	Position	Date First
			Appointed as
			Director
William Scott	62	Chairman (Series C Preferred Director)	April 2024
Michael K. Prescott	60	Director	July 2026
Atul Bali	55	Director	December 2025
Murray G. Smith	55	Director	August 2020
Snežana Božović	45	Chief Operating Officer of Meridian Serbia and Company Director (Series C Preferred Director)	January 2025

Director Nominees

At the Annual Meeting, five directors are to be re-elected as directors, to hold office until the 2027 annual meeting of stockholders and until their respective successors are duly elected and qualified. The Nominating and Corporate Governance Committee has recommended, and the Board of Directors has selected, the following nominees for election: Michael K. Prescott, Atul Bali and Murray G. Smith, and William Scott and Snežana Božović, each Series C Preferred Nominees, each of whom are currently directors of our company. Each nominee for director has consented to being named in this Proxy Statement and has indicated a willingness to serve if elected.

Any vacancy occurring between stockholders’ meetings in any of the three Board of Directors positions not held by the Series C Preferred Nominees, including vacancies resulting from an increase in the number of Directors may be filled by the Board of Directors. A vacancy in any Series C Preferred Nominee position may be filled by the affirmative vote of at least a majority of the then outstanding shares of Series C Preferred Stock. A Director elected to fill a vacancy shall hold office until the next annual stockholders’ meeting.

There is no arrangement or understanding between our directors and executive officers and any other person pursuant to which any director or officer was or is to be selected as a director or officer, and there is no arrangement, plan or understanding as to whether non-management stockholders will exercise their voting rights to continue to elect the current Board, except in connection with the rights of the holders of the Series C Preferred Stock, discussed in greater detail under “Voting Rights and Principal Stockholders”-“Series C Preferred Stock”.

There are also no arrangements, agreements or understandings to our knowledge between non-management stockholders that may directly or indirectly participate in or influence the management of our affairs.

Although we do not anticipate that any nominee will be unavailable for election, if a nominee is unavailable for election, the persons named as proxyholders will use their discretion to vote for any substitute nominee in accordance with their best judgment as they deem advisable.

We have described the skills and experiences below that we believe will allow directors to provide critical insights on the Company’s strategic imperatives and make significant contributions to board deliberations. In the matrix that follows, we have highlighted the skills and attributes of each director nominee.

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We have described the skills and experiences below that we believe will allow directors to provide critical insights on the Company’s strategic imperatives and make significant contributions to board deliberations. In the matrix that follows, we have highlighted the skills and attributes of each director.

	William Scott	Murray G. Smith	Atul Bali	Snežana Božović	Michael K. Prescott
Executive Leadership	●	●	●	●	●
Financial Expertise / Investment	●	●	●	●	●
Technology	●		●
Cybersecurity
Risk and Compliance	●	●	●	●	●
Growth/Transformation	●		●	●
Public Company Board Experience	●	●	●	●	●
Legal, Regulatory and Public Policy	●	●	●	●	●
Environmental	●
Social	●		●	●	●
Governance	●	●	●	●	●
Global Operations	●	●	●	●	●
Manufacturing/Supply Chain	●	●	●
Strategic Planning	●		●	●	●

Information regarding the director nominees is provided below:

William Scott (Chairman), Chief Financial Officer, President, Treasurer and Series C Preferred Stock Director

Mr. Scott has served as a member of the Board of Directors, and as Chairman of the Board, since April 2024. Since July 2026, he has served as Chief Financial Officer  and Treasurer of the Company. From July 2026 to October 2026, Mr. Scott served as the Principal Financial Officer and Principal Accounting Officer of the Company. From December 2025 to July 2026, he served as Interim Chief Executive Officer and Principal Executive Officer of the Company. Mr. Scott also serves as President of the Company, which position he has occupied since February 2026.

Since June 2013, Mr. Scott has served as a director of Warrenside Limited – London, a gambling consultancy firm where he provides advisory services. From July 2004 to June 2013, Mr. Scott served as Vice President of Corporate Strategy and Vice President – Interactive, of GTECH (now IGT) London, a gaming and lottery technology provider where he served as a Vice President in the interactive division. From July 2002 to April 2004, Mr. Scott served as an advisor to ICW Holdings Limited – London, which is a power systems provider. From June 2000 to April 2002, Mr. Scott served as Finance Director of Coffee Republic plc London. Prior to that, he held various finance, managerial and director roles in various industries including over 5 years at Arthur Andersen in South Africa and the United Kingdom. Mr. Scott also currently serves on the Board of Directors of a number of private companies, mainly in the gaming industry, including Ithuba Holdings (RF)(Pty)Ltd, a lottery operator located in South Africa where he serves on both the Board of Directors and the Audit and Risk Committee of, Board of Directors of Fincore Limited – London, a technology provider to the gambling industry and government/banks. Mr. Scott also serves on the Board of Directors of a charity organization, Education Africa, as well as a “know your client”/anti-money laundering organization based in London, England. Mr. Scott also served as a member of the Board of Directors of Playgon Games Inc. (OTCMKTS:PLGNF), a licensor of digital content for the iGaming market, from October 2018 to May 2023. Mr. Scott is a member of the Chartered Accountants of South Africa. Mr. Scott obtained a Bachelor of Commerce degree from the University of Witwatersrand, in Johannesburg, South Africa, with Honors.

Director Qualifications: The Board has concluded that Mr. Scott’s experience in the gaming industry qualifies him for service as a member of the Board of Directors.

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Murray G. Smith:

Director

Mr. Smith is a licensed Certified Public Accountant in the State of Oregon, with over twenty-eight years’ accounting and finance leadership experience. Mr. Smith is also a Certified Fraud Examiner. Mr. Smith has operated his own consulting practice focusing on financial process improvement, client training to perform accounting procedures, Sarbanes-Oxley compliance and internal audit outsourcing, MGS Consulting, LLC, since March 2008. Since June 2020, Mr. Smith has also served as President and Founder of Complete Freedom Beverage, LLC d/b/a Cascadia Can Company, an Aluminum can brokering and mobile canning service company. Mr. Smith served as the Divisional Chief Financial Officer and corporate controller of Craft Canning + Bottling, LLC, a wholly-owned subsidiary of Eastside Distilling, Inc. (NASDAQ:EAST), a Nasdaq company, from October 2016 to September 2020. From February 2018 to March 2019, Mr. Smith served as Chief Financial Officer of Genesis Financial, Inc. (an OTC listed company) in the financial technology space. He also served as the Chief Financial Officer for Jewett-Cameron Trading Company, Ltd. (NASDAQ:JCTCF), a Nasdaq company, from September 2009 to June 2015. Mr. Smith previously served as the Chief Financial Officer for Paulson Capital Corp. (NASDAQ:PLCC), a Nasdaq company, from 2006-2014 where he co-led a reverse merger transaction of the parent company, while navigating the regulatory hurdles of the SEC, Nasdaq & FINRA simultaneously spinning out the Broker-Dealer subsidiary to a new ownership group and creating a $10 Million liquidating trust. Mr. Smith’s other previous employers have included positions with Intel Corporation (Accounting Management), Arthur Andersen (CPA and Consulting Services), and Allegheny Teledyne, Inc. (Internal Audit). He is a graduate of the University of Washington, with a Bachelor of Arts degree awarded in 1993 in Business Administration with a concentration in Accounting. Mr. Smith also previously held the following FINRA Licenses: Series 7, 27 and 66.

Director Qualifications: The Board has concluded that Mr. Smith’s accounting and finance leadership background and experience qualifies him for service as a member of the Board of Directors.

Atul Bali:

Director

Mr. Bali served as the Chairman of Instant Win Gaming, a UK-based developer of digital instant win games for state lotteries, from 2014 to 2025, and continues as an advisor and Board observer. Since 2021, he has been the Chairman of The Football Pools Ltd, a 103 year old UK-based operator of offline and online pool games and since April 2019 has served as an advisor of Fincore Ltd a gaming and fintech software provider. Since March 2017, he has served as a non-executive director and audit committee chair of Rainbow Rare Earths PLC (LSE:RRE), a UK listed company focused on the sustainable extraction and recovery of critical rare earth elements. Since November 2017, Mr. Bali has served as Advisory Board Chairman of Ingenuity Gaming Private Ltd, a service company in the online and land-based gaming industry, and since April 2021, Mr. Bali has served as a strategic advisor to Football 1x2 Ltd., a provider of iGaming content.

From November 2019 to July 2025, Mr. Bali served as the Lead Independent Director of Everi Holdings Inc (NYSE:EVRI), a US fintech and games provider to the Casino industry. From May 2016 to August 2021, Mr. Bali was chairman (designate) of Meridian Tech Holdings, an online sports betting and gaming group, which the Company acquired in April 2024. From May 2014 to April 2021, Mr. Bali served as deputy chairman/advisor of Gaming Realms PLC (LSE:GMR), a UK-based developer, licensor, and distributor of mobile-focused gaming content. From October 2016 to September 2020, Mr. Bali served as a senior advisor Novomatic AG, a leading European gaming machines operator and manufacturer and from May 2018 to July 2019, as a director and advisor of Desert Lion Energy (TSX:DLI). From June 2012 to March 2014, Mr. Bali served as President and CEO of Aristocrat Technologies Inc., a US-based subsidiary of the Australian company, Aristocrat Leisure Limited (ASX: ALL), a leading provider of games and technology to the global casino and lottery industry. From April 1997 to August 2010, Mr. Bali also held various leadership positions and was corporate officer with GTECH Corporation (NYSE:GTK), the leading provider of global lottery and gaming systems, including as President and CEO of its G2 digital gaming and sports betting division between September 2007 and August 2010.

From July 2017 to June 2026, Mr. Bali served 3 terms as a Trustee of the Bush School in Seattle, a 102 year old independent school, during which time he Chaired the Finance Committee, the Capital Task Force and Strategic Planning Committee and currently Chairs a special committee focused on Strategic Partnerships. He received a bachelor’s degree in Law and Economics (with honors) from Keele University, England and is a Fellow of the Institute of Chartered Accountants in England and Wales.

Director Qualifications: The Company believes that Mr. Bali’s extensive experience in the global gaming and iGaming industries, including online gaming platforms, sports betting, and gaming technology, qualifies him to serve as a member of the Board of Directors and that his prior service as a senior executive and board member of multiple gaming operators and suppliers will provide valuable operational, technological, and regulatory insight to the Board of Directors.

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Snežana Božović:

Chief Operating Officer of Meridian Serbia and Company Director (Series C Preferred Director)

Since May 2022, Ms. Božović has served as the Chief Operating Officer of Meridian Serbia, overseeing Meridian Serbia’s financial strategy and managing budgets. Prior to that, Ms. Božović held various other roles with Meridian Serbia, including from May 2018 to May 2022, serving as Chief Financial Officer; from March 2008 to May 2018, serving as General Director; from January 2006 to March 2008, serving as Financial Director; and from December 2003 to January 2006, serving as a betting shop manager/croupier. Ms. Božović has also served as a Director of Meridian Tech since May 2022, as a General Director of Meridian Malta since May 2016, and as General Director of Fair Champions Meridian Ltd., a majority owned subsidiary of Meridian Gaming Malta, since December 2015. Ms. Božović received her bachelor's degree from the University Union in Belgrade, Serbia, in Business Management.

Director Qualifications: We believe Ms. Božović’s significant experience in the gaming industry will be beneficial to the Board of Directors.

Michael K. Prescott:

Director

Mr. Prescott has served as an Adjunct Professor at Roger Williams University School of Law since August 2020. Since April 2025, Mr. Prescott has served as a director of Ingenuity Gaming Pvt. Ltd. Since October 2023, Mr. Prescott has served as Counsel with Nixon Peabody LLP, an Am Law 100 law firm. Prior to joining Nixon Peabody, Mr. Prescott served as partner with Hinckley Allen from October 2021 to October 2023. From February 2019 to February 2021, Mr. Prescott served as Senior Advisor and Special Counsel to the Governor for Rhode Island, Governor Gina M. Raimondo. In this role, Mr. Prescott advised the Governor and her staff on various business and legal matters. Prior to that, Mr. Prescott was Senior Vice President and General Counsel from 2007 to 2018, and Vice President Deputy General Counsel from 2001 to 2007, at GTECH Corporation/IGT for the company’s Gaming and Lottery divisions. Mr. Prescott was responsible for managing and overseeing legal matters and was also responsible for monetizing IGT’s extensive global intellectual property portfolio in a separate business unit. Prior to joining IGT, Mr. Prescott was a corporate attorney at Edwards Angell (now Troutman Pepper Locke). Mr. Prescott also serves on the Board of Trustees of Miriam Hospital, Providence, Rhode Island.

Mr. Prescott is admitted to practice law in the states of Connecticut and Rhode Island and was selected, through a peer-review survey, for inclusion in The Best Lawyers in America 2026 in the fields of Corporate Law and Mergers and Acquisitions Law.

Mr. Prescott earned his Bachelor of Arts degree in Political Science and History from Northwestern University, and his Juris Doctor from Emory University School of Law.

Qualifications of All Directors of the Board

The Company believes that Mr. Prescott’s extensive legal, regulatory, corporate governance, and gaming industry experience qualifies him to serve as a member of the Board of Directors. Mr. Prescott’s prior service as Senior Vice President and General Counsel of GTECH Corporation/IGT, including for its Gaming division, provides the Board with significant insight into the legal, regulatory, operational, intellectual property, and commercial issues affecting the gaming industry. In addition, his experience advising the Governor of Rhode Island and other state leaders on business and legal matters, his background in mergers and acquisitions and corporate law, and his service as an adjunct law professor and hospital trustee provide the Board with valuable perspective on governance, risk oversight, regulatory affairs, and strategic transactions.

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AUDIT COMMITTEE REPORT

The Audit Committee, which is comprised exclusively of independent directors, represents and assists the Board of Directors in fulfilling its responsibilities for general oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications and independence, the performance of the Company’s internal audit function and independent registered public accounting firm, and risk assessment and risk management. The Audit Committee manages the Company’s relationship with its independent registered public accounting firm (which reports directly to the Audit Committee). The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties and receives appropriate funding, as determined by the Audit Committee, from the Company for such advice and assistance.

In connection with the audited financial statements of the Company for the year ended December 31, 2025, the Audit Committee of the Board of Directors of the Company (1) reviewed and discussed the audited financial statements with the Company’s management and the Company’s independent auditors; (2) discussed with the Company’s independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission; (3) received and reviewed the written disclosures and the letter from the independent auditors required by the applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence; (4) discussed with the independent auditors the independent auditors’ independence; and (5) considered whether the provision of non-audit services by the Company’s principal auditors is compatible with maintaining auditor independence.

Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, that the audited financial statements for the year ended December 31, 2025 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 for filing with the Securities and Exchange Commission.

The undersigned members of the Audit Committee have submitted this Report to the Board of Directors.

Respectfully submitted,

Audit Committee

/s/ Murray G. Smith, Chair
/s/ Atul Bali
/s/ Michael K. Prescott

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EXECUTIVE COMPENSATION

Summary Executive Compensation Table

The following table sets forth certain information concerning compensation earned by or paid to certain persons who we refer to as our “Named Executive Officers” for services provided for the year ended December 31, 2025 (“2025”) and the year ended December 31, 2024 (“2024”). Our Named Executive Officers include persons who (i) served as our principal executive officer or acted in a similar capacity for the twelve months ended December 31, 2025 and December 31, 2024, (ii) were serving as of December 31, 2025, as our two most highly compensated executive officers, other than the principal executive officer, whose total compensation exceeded $100,000, and (iii) if applicable, up to two additional individuals for whom disclosure would have been provided as a most highly compensated executive officer, but for the fact that the individual was not serving as an executive officer at fiscal year-end.

Name and principal position	Year	Salary ($)	Bonus ($)	Stock awards ($)#(5)		Option awards ($)#	Nonequity incentive plan compensation ($)(8)	All other compensation ($)(9)		Total ($)
William Scott Chief Financial Officer, former Interim CEO, President and Chairman(1)	2025	90,000	—	59,100		—	15,000	—		164,100

Anthony B. Goodman	2025	386,952	—	591,000	(6)	—	—	1,043,986	(6)	2,021,938
Former CEO, President and Former Director(1)	2024	303,600	—	—		—	—	34,386		337,986

Weiting ‘Cathy’ Feng	2025	223,200	—	147,750		—	37,500	26,244		434,694
Former COO, Former CFO, and Former Director (2)	2024	186,500	—	—		—	—	21,055		207,555

Zoran Milošević	2025	174,081	—	861,996	(7)	—	150,000	—		1,186,077
Chief Executive Officer of the Company and MeridianBet Group(3)	2024	93,129	—	715,000		—	—	—		808,129

Rich Christensen, Former Chief Financial Officer (Principal Financial/Accounting Officer), and Treasurer(4)	2025	285,577	—	157,500		—	56,250	—		499,327

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* Does not include perquisites and other personal benefits, or property, unless the aggregate amount of such compensation is more than $10,000. No executive officer earned any nonqualified deferred compensation during the periods reported above.

# The fair value of stock-based compensation issued for services computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 on the date of grant. Please see “NOTE 1 – BASIS OF PRESENTATION AND ACCOUNTING POLICIES, Stock-Based Compensation”, to the financial statements included under Item 8. Financial Statements and Supplementary Data of the 2025 Annual Report for a description of the compensation expense. The fair value of options granted computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 on the date of grant. These amounts do not correspond to the actual value that will be recognized by the named individuals from these awards.

(1) Effective December 12, 2025, Mr. Goodman resigned as President, Chief Executive Officer, Principal Executive Officer, Secretary, Treasurer, and as a member of the Board of Directors of the Company and each of its subsidiaries. On the same date, Mr. Scott was appointed as Interim Chief Executive Officer of the Company and on February 19, 2026, Mr. Scott was appointed as President of the Company. All of the compensation in the table above for Mr. Scott was paid in consideration for Mr. Scott’s service on the Board of Directors during 2025.

(2) On, and effective on, September 9, 2024, the Board of Directors appointed Weiting ‘Cathy’ Feng as Chief Financial Officer (Principal Accounting/Financial Officer) of the Company. Effective on March 25, 2025, Ms. Feng stepped down as Chief Financial Officer and Director and Richard Christensen was appointed as the Chief Financial Officer (Principal Accounting/Financial Officer) of the Company. Effective April 23, 2026, Ms. Feng was terminated as Chief Operating Officer of the Company.

(3) Mr. Milošević was appointed as Chief Executive Officer of the Company effective July 31, 2026. He currently serves as the Chief Executive Officer of both the Company and MeridianBet Group, which the Company acquired effective April 1, 2024.

(4) Mr. Christensen was appointed as Chief Financial Officer of the Company effective March 5, 2025. Effective on July 31, 2026, Mr. Christensen stepped down as Chief Financial Officer and William Scott, our President and Chairman of the Board of Directors, was appointed as the Chief Financial Officer (Principal Accounting/Financial Officer) of the Company. Mr. Scott ceased serving as Principal Accounting Officer and Principal Financial Officer in October 2026.

(5) The stock awards included 100% of the grant-date fair value of restricted stock units (the “RSUs”) granted to executives. The RSUs were granted pursuant to, and subject in all cases to, the terms of the Company’s 2023 Equity Incentive Plan. The RSUs vest upon the achievement of specified performance metrics and continued service through the applicable vesting dates, subject to customary accelerated vesting provisions. On January 12, 2025, the Company granted RSUs to executives as follows: 2,500 RSUs to William Scott, 6,250 RSUs to Weiting ‘Cathy’ Feng, and 25,000 RSUs to Zoran Milošević. The RSUs granted to Mr. Scott, Mr. Milošević and Ms. Feng were performance-based and subject to vesting based on the Company’s achievement of specified revenue and Adjusted EBITDA targets for 2025, as well as continued service through the applicable vesting dates, subject to customary accelerated vesting provisions. On March 7, 2025, the Company granted 6,250 RSUs to Rich Christensen, of which 50% were subject to time-based vesting and 50% were subject to performance-based vesting based on the Company’s achievement of specified revenue and Adjusted EBITDA targets for 2025, in each case subject to the applicable continued service requirements and customary accelerated vesting provisions. On April 14, 2026, the Company issued shares of common stock in settlement of vested RSUs as follows: 1,250 shares to William Scott, 3,125 shares to Weiting ‘Cathy’ Feng, 12,500 shares to Zoran Milošević, and 4,687 shares to Rich Christensen.

(6) On November 25, 2025, the Company entered into a Severance and Release Agreement with its then-Chief Executive Officer, Anthony Brian Goodman, pursuant to which the Company agreed to pay Mr. Goodman total severance of $998,542, which is included in “All Other Compensation.” In addition, all unvested restricted stock units (“RSUs”) previously granted to Mr. Goodman became fully vested as of the termination date of December 12, 2025. The grant-date fair value of such RSUs is included in “Stock Awards.” The Company issued 25,000 shares of its common stock in settlement of such RSUs on that date.

(7) Except for the RSUs granted to Mr. Zoran Milošević, pursuant to his employment agreement (as discussed in footnote 5, above), a portion of his salary may be paid in cash or, at the option of the Company, in shares of the Company’s common stock. As of December 31, 2025, $270,996 had been accrued as stock payable – related party, which is expected to be settled in shares of common stock. In June 2026, the Company and Mr. Milošević, mutually agreed to reduce the number of shares to be issued in settlement of the accrued salary compensation to reflect shares previously issued to Mr. Milošević upon the vesting of restricted stock units under the Company’s 2023 Equity Incentive Plan. Accordingly, the number of shares to be issued in settlement of the accrued salary compensation was reduced by 12,500 shares. Following this adjustment, the remaining accrued salary compensation expected to be settled in shares was $179,799, which is payable in shares of common stock at the option of the Company.

(8) Non-equity incentive plan compensation consists of vested cash bonuses granted to executives. Such bonuses vest upon the achievement of specified performance metrics and continued service through the applicable vesting dates, subject to customary accelerated vesting provisions.

(9) All other compensation includes the superannuation amount paid pursuant to Australian law, and severance fees as discussed above in footnote 6. As of December 31, 2025, and 2024, total superannuation payable to Ms. Feng was $7,128 and $5,889, respectively.

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Pay Versus Performance

This section provides disclosure about the relationship between executive compensation actually paid (“CAP”) to our principal executive officer (“PEO”) and non-PEO Named Executive Officers (“NEOs”) and certain financial performance measures of the Company for the fiscal years listed below. This disclosure has been prepared in accordance with Item 402(v) of Regulation S-K under the Exchange Act (the “Pay Versus Performance Rules”) and does not necessarily reflect how the Compensation Committee evaluates compensation decisions.

Fiscal Year Ended(1)	Summary Compensation Table Total for William Scott(2)	Compensation Actually Paid to William Scott(3)(4)	Summary Compensation Table Total for Anthony B. Goodman(2)	Compensation Actually Paid to Anthony B. Goodman(3)(4)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers (“NEOs”)(5)	Average Compensation Actually Paid to Non-PEO NEOs(6)	Value of Initial Fixed $100 Investment Based on Total shareholder Return (“TSR”)(7)	Net Income (loss)(8)
(a)			(b)	(c)	(d)	(e)	(f)	(g)
2025	$164,100	$132,525	$2,021,938	$1,676,438	$706,699	$536,824	$31.53	$(91,982,136)
2024	$—	$—	$337,986	$(155,764)	$422,236	$266,611	$77.95	$(1,409,849)
2023	$—	$—	$178,226	$385,726	$224,261	$276,136	$94.88	$13,894,886

(1)	The following table lists the PEO and non-PEO NEOs for each of fiscal years 2025, 2024 and 2023:

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Year	PEO	Non-PEO NEOs
2025	William Scott and Anthony B. Goodman	Weiting ‘Cathy’ Feng, Zoran Milošević and Rich Christensen
2024	Anthony B. Goodman	Weiting ‘Cathy’ Feng, Omar Jimenez and Zoran Milošević
2023	Anthony B. Goodman	Weiting ‘Cathy’ Feng and Omar Jimenez

(2)

The dollar amounts reported in column (b) are the amounts of total compensation reported for our CEOs for each corresponding year in the “Total” column of the Summary Executive Compensation Table. Refer to the “Summary Executive Compensation Table”.

(3)

The dollar amounts reported represent the amount of “compensation actually paid,” as calculated in accordance with the Pay Versus Performance Rules. These dollar amounts do not reflect the actual amounts of compensation earned by or paid to our PEOs during the applicable year. For purposes of calculating “compensation actually paid,” the fair value of equity awards is calculated in accordance with FASB ASC Topic 718 using the same assumption methodologies used to calculate the grant date fair value of awards for purposes of the Summary Compensation Table (refer to the Summary Compensation Table for additional information).

(4)

The following table shows the amounts deducted from and added to the Summary Compensation Table total to calculate “compensation actually paid” to our PEOs in accordance with the Pay Versus Performance Rules:

William Scott

Year	Reported Summary Compensation Table Total for PEO	Reported Value of Equity Awards (A)	Equity Award Adjustments (B)	Compensation Actually Paid to PEO
2025	$164,100	$59,100	$27,525	$132,525

Anthony B. Goodman

Year	Reported Summary Compensation Table Total for PEO	Reported Value of Equity Awards (A)	Equity Award Adjustments (B)	Compensation Actually Paid to PEO
2025	$2,021,938	$591,000	$245,500	$1,676,438
2024	$337,986	$—	$(493,750)	$(155,764)
2023	$178,226	$—	$207,500	$385,726

(A)

The grant date fair value of equity awards represents the sum of the totals of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Executive Compensation Table for the applicable year.

(B)

The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in the same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The amounts deducted or added in calculating the equity award adjustments are as follows:

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William Scott

Year	Year End Fair Value of Outstanding and Unvested Equity Awards Granted in Year	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Equity Award Adjustments
2025	$24,025	$-	$-	$3,500	$-	$-	$27,525

Anthony B. Goodman

Year	Year End Fair Value of Outstanding and Unvested Equity Awards Granted in Year	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Equity Award Adjustments
2025	$—	$—	$228,000	$17,500	$—	$—	$245,500
2024	$—	$(140,000)	$—	$(36,250)	$(317,500)	$—	$(493,750)
2023	$—	$20,000	$—	$187,500	$—	$—	$207,500

(5)

The dollar amounts reported in column (d) represent the average of the amounts reported for our company’s Non-PEO NEOs as a group in the “Total” column of the Summary Executive Compensation Table in each applicable year.

(6)

The dollar amounts reported in column (e) represent the average amount of “compensation actually paid” to the Non-PEO NEOs as a group, as computed in accordance with the Pay Versus Performance Rules. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the Non-PEO NEOs as a group during the applicable year. In accordance with the Pay Versus Performance Rules, the following adjustments were made to average total compensation for the Non-PEO NEOs for each year to determine the compensation actually paid, using the same methodology described above in Note (4)(B):

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Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs	Average Reported Value of Equity Awards	Average Equity Award Adjustments (a)	Average Compensation Actually Paid to Non-PEO NEOs
2025	$706,699	$389,082	$219,207	$536,824
2024	$422,236	$238,333	$82,708	$266,611
2023	$224,261	$—	$51,875	$276,136

(a)	The amounts deducted or added in calculating the total average equity award adjustments are as follows:

Year	Average Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year	Year over Year Average Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Average Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Average Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Average Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Average Equity Award Adjustments
2025	$120,125	$—	$90,332	$8,750	$—	$—	$219,207
2024	$165,000	$(23,333)	$—	$(6,042)	$(52,917)	$—	$82,708
2023	$—	$5,000	$—	$46,875	$—	$—	$51,875

(7)

Assumes $100 invested in our common shares on December 31, 2022, and calculated based on the difference between the share price of our common stock at the end and the beginning of the measurement period, and reinvestment of all dividends. No cash dividends were paid in 2023, 2024 or 2025.

(8)	The dollar amounts reported represent the amount of net loss reflected in our consolidated audited financial statements for the applicable year.

Relationship Between “Compensation Actually Paid” and Performance

We generally seek to incentivize long-term performance, and therefore do not specifically align our performance measures with “compensation actually paid” (as computed in accordance with the Pay Versus Performance Rules) for a particular year. In accordance with the Pay Versus Performance Rules, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table.

Compensation Actually Paid and Net Income (Loss)

Our company has not historically looked to net income (loss) as a performance measure for our executive compensation program. Our net (loss) was ($91,982,136), ($1,409,849), and $13,894,886, for fiscal 2025, 2024 and 2023, respectively.

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Compensation Actually Paid and Cumulative TSR

As shown in the following graph, the compensation actually paid to our PEOs and the average amount of compensation actually paid to our non-PEO NEOs as a group during the periods presented have little correlation because we do not traditionally take into account TSR when determining the compensation paid to our PEO or non PEO NEOs.

All information provided above under the “Pay Versus Performance” and “Relationship Between “Compensation Actually Paid” and Performance”, headings will not be deemed to be incorporated by reference in any filing of our company under the Securities Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

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Outstanding Equity Awards at Fiscal Year-End

	Stock awards
Name	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)		Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)

William Scott	2,500	(1)(2)	$24,025	(3)
Weiting ‘Cathy’ Feng*	6,250	(1)(2)	60,063	(3)
Zoran Milošević	25,000	(1)(2)	240,250	(3)
Rich Christensen**	6,250	(1)(2)	60,063	(3)

* Terminated April 23, 2026.

* Terminated effective July 31, 2026.

No executive officer held any option awards as of December 31, 2025.

(1)	Represents restricted stock units (RSUs). Each RSU represents the contingent right to receive, at settlement, one share of common stock.

(2)

Subject to the terms of the applicable award agreements, the RSUs granted to William Scott, Weiting ‘Cathy’ Feng and Zoran Milošević were performance-based and vest, if at all, at the rate of 1/2 of such RSUs upon the Company meeting certain (1) revenue and (2) Adjusted EBITDA targets, as of the end of fiscal 2025, and upon the public disclosure of such operating results in the Company’s subsequently filed Annual Report on Form 10-K, subject to the holder’s continued service through the applicable vesting date. The RSUs granted to Rich Christensen were 50% time-based and 50% performance-based. The time-based portion of Mr. Christensen’s RSUs vested based on continued service through the applicable vesting date, while the performance-based portion was subject to vesting based on the Company meeting the same revenue and Adjusted EBITDA targets described above. RSUs do not expire; they either vest or are canceled prior to the applicable vesting date. The revenue goal for the twelve months ended December 31, 2025 was met. As a result, 50% of the performance-based RSUs vested subsequent to December 31, 2025. Accordingly, 50% of the RSUs held by Mr. Scott, Ms. Feng and Mr. Milošević vested, while 75% of the RSUs held by Mr. Christensen vested, consisting of the 50% time-based portion and 25% attributable to the vested performance-based portion. The vested RSUs were settled in shares of common stock on April 14, 2026.

(3)	Calculated by multiplying the closing market price of the Company’s common stock on December 31, 2025, $9.61, by the number of units set forth in column (i).

Potential Payments Upon Termination

Pursuant to the employment agreements of Zoran Milošević and Snežana Božović, in the event the Company terminates their agreements, other than for cause (defined as gross negligence or willful misconduct which has a material adverse effect on the Company or his/her ability to perform his/her duties under the agreement) or by the executive for good reason (including if the executive terminates the agreement within 30 days following (a) the date the Company has gone into receivership or liquidation; (b) any amount payable by the Company to the executive under the agreement remains unpaid for more than 14 days after the executive has given written notice of default to the Company; (c) without executive’s consent, his/her position or duties are modified by the Company to such an extent that his/her duties are no longer consistent with the positions which they were engaged (as applicable) of the Company; (d) there has been a material breach by the Company of a material term of the employment agreement or executive reasonably believes that the Company is violating any law which would have a material adverse effect on the Company’s operations and such violation continues uncured following 30 days after notice of such breach has been provided to the Company by the Executive, or (e) executive’s compensation is reduced without executive’s consent, or the Company fails to pay to executive any compensation due to him/her after 15 days written notice), the executive is due (a) a lump sum cash severance payment equal to the sum of (i) 18 months of Mr. Milošević’s or six months of Ms. Božović’s, then current annual basic salary plus (ii) an amount equal to his/her targeted bonus for the year of termination (the “Severance Payment”); (b) a lump sum cash bonus payment based on prior service in an amount equal to the sum of (i) any unpaid bonus for the prior year that would have been paid had he/she not been terminated prior to such payment plus (ii) his/her targeted bonus for the year of termination multiplied by the number of days in such year preceding the termination date, divided by 365; additionally and notwithstanding anything to the contrary in any equity award agreement, any unvested stock options or other equity compensation (including, but not limited to restricted stock units (RSUs)) previously granted to the executive will vest immediately upon such termination and in the case of stock options, shall be exercisable by executive until the earlier of (A) one (1) year from the date of termination and (B) the latest date upon which such stock options or equity would have expired by their original terms under any circumstances. Additionally, if any executive is involuntarily terminated, any unvested options held by the applicable executive vest immediately and are exercisable until the earlier of (A) one (1) year from the date of termination and (B) the latest date upon which such stock options or equity would have expired by their original terms under any circumstances.

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Except as set forth above, upon the termination of the agreements, Mr. Milošević and Ms. Božović are entitled to salary accrued through the termination date and no other benefits other than as required under the terms of employee benefit plans in which he/she was participating as of the termination date. Additionally, any unvested stock options or unvested equity compensation held by Mr. Milošević or Ms. Božović upon such terminations, shall immediately terminate and be forfeited (unless otherwise provided in the applicable award agreement) and any previously vested stock options (or if applicable equity compensation) shall be subject to terms and conditions set forth in the applicable equity plan, or award agreement, as such may describe the rights and obligations upon termination of employment.

In the event that Mr. Milošević’s or Ms. Božović’s employment is terminated (a) by the Company for any reason other than cause or due to his/her illness or death, or (b) by the executive for good reason, during the twelve month period following a Change of Control (as defined below) or in anticipation of a Change of Control, the Company is required to pay the executive, within 60 days following the later of (i) the date of such Change of Control termination; and (ii) the date of such Change of Control, a cash severance payment in a lump sum in an amount equal to 3.0 times the sum of (a) the current annual base salary of the executive (less any actual payments made in connection with any severance payments already paid); and (b) the amount of the most recent bonus paid to the executive for the last completed fiscal year, if any (less any actual payments made in connection with any other severance payments, the “Change of Control Payment”). If the executive’s employment ends due to a Change of Control termination within six months prior to a Change of Control, it will be deemed to be “in anticipation of a Change of Control” for purposes of the agreement. In addition, in the event of a Change of Control, all of the executive’s equity-based compensation (including options and equity subject to vesting) shall immediately vest regardless of whether the executive is retained by the Company or successor following the Change of Control. Additionally, in the event of a Change of Control termination, unvested equity benefits and awards (including options, unvested RSU’s or unvested equity awards) will vest immediately upon such termination and in the case of stock options, shall be exercisable by the executive until the earlier of (A) one (1) year from the date of termination and (B) the latest date upon which such stock options or equity would have expired by their original terms under any circumstances.

For purposes of the employment agreements, a “Change of Control” is deemed to occur if (a) any person or entity is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing more than 50% of the total voting power represented by the Company’s then outstanding voting securities; (b) a merger or consolidation of the Company whether or not approved by the Board of Directors of the Company, other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted or into voting securities of the surviving entity) at least 50% of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets; or (c) as a result of the election of members to the Board of Directors, a majority of the Board of Directors consists of persons who are not members of the Board of Directors as of the applicable dates set forth in the employment agreements, except in the event that such slate of directors is proposed by the Nominating and Corporate Governance Committee. Notwithstanding the foregoing, if the definition of “Change of Control” in the Company’s Stock Incentive Plans or Equity Compensation Plans (each as amended from time to time) is more favorable to the executive, then such definition shall be controlling for purposes of the agreement.

Employment and Consulting Agreements

Employment Agreement with Zoran Milošević

On June 18, 2024, the Board of Directors of the Company, with the recommendation of the Compensation Committee of the Board of Directors of the Company, approved the Company’s entry into an Employment Agreement between Meridian Tech d.o.o. (an indirect wholly-owned subsidiary of the Company)(“Meridian Tech”) and Zoran Milošević, our Chief Executive Officer and the Chief Executive Officer of Meridian Tech (“Milošević”), a significant stockholder of the Company and one of the Meridian Sellers (the “Milošević Agreement”).

The Milošević Agreement provides for Mr. Milošević to serve as the Chief Executive Officer of Meridian Tech and has a term through August 20, 2026, automatically extending thereafter for successive one year periods, unless either party provides the other notice of their intent not to renew at least three months prior to any renewal date, unless terminated earlier pursuant to its terms, and because the agreement was not terminated as of August 20, 2026, the agreement currently has a term through August 20, 2027.

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Pursuant to the agreement, Mr. Milošević is to receive an annual basic salary of $396,000 (the “Basic Salary”), of which $174,240 is to be paid monthly (the “Monthly Salary”); and (b) $221,760 is to be paid quarterly (the “Quarterly Salary”), each pro-rated for partial periods. The Monthly Salary is payable in cash, monthly in arrears. The Quarterly Salary is payable by the fourth day following the end of each calendar quarter, in cash, or at the option of the Company, shares of common stock of the Company (the “Quarterly Salary Shares”), based on the average of the closing sales prices of the Company’s common stock on the last day of each month during the applicable calendar quarter, rounded to the nearest whole share. The Quarterly Salary Shares must be issued under a stockholder approved equity compensation plan.

Mr. Milošević’s salary may be increased every 12 months by the Compensation Committee of the Board of Directors of the Company in connection with increases in the cost of living, the responsibilities of Mr. Milošević and/or his performance, and is required to be increased automatically in an amount of not less than 10% per annum. Increases of salary are not required to be set forth in an amendment to the Employment Agreement. Pursuant to the agreement, the Board of Directors has discretion to establish a cash bonus plan payable to Mr. Milošević and to set forth goals in connection with such plan, provided no plan has been established to date. The Board of Directors (or Compensation Committee of the Board of Directors) of the Company may also grant Mr. Milošević bonuses from time to time in its discretion, in cash, stock or the form of options or other equity awards (including Restricted Stock Units), in amounts determined in the sole discretion of the Board of Directors (or Compensation Committee of the Board of Directors) of the Company. The Board of Directors or Compensation Committee of the Company may also increase Mr. Milošević’s salary from time to time in their discretion.

Pursuant to the agreement, Mr. Milošević is eligible to participate in all benefit programs offered by Meridian Tech to its senior executives. Mr. Milošević is entitled to holidays and annual leave in conformity with Serbian law, along with seven additional days of leave pursuant to the terms of the agreement and up to 14 days per year of sick leave.

The agreement contains standard confidentiality and indemnification requirements. The agreement prohibits Mr. Milošević from competing against Meridian Tech in connection with the business of gaming intellectual property, online raffles, lotteries, tournaments, competitions and sportsbook operations and technology in the U.S.A., the U.K., Malta, Serbia, Montenegro, Cyprus, Tanzania, Kenya, Belgium, Peru, Curacao, South Africa and Bosnia, for a period of one year from the date of termination of the agreement. During the same one-year period, Mr. Milošević is also prohibited from directly or indirectly soliciting customers or suppliers of Meridian Tech.

The agreement may be terminated by Meridian Tech (a) with not less than 2 weeks’ notice to Mr. Milošević of him being adjudicated disabled due to illness or accident (i.e., in the event he is incapacitated for six months in any 24 month period); or (b) immediately if he (i) commits any act of dishonesty, fraud, willful disobedience, misconduct or breach of duty; (ii) breaches any terms of the non-compete; (iii) materially breaches the employment agreement, and fails to cure such breach within 14 days after notice thereof is provided to Mr. Milošević; or (iv) is of unsound mind, each as determined in the reasonable discretion of the independent members of the Board of Directors of the Company acting in good faith (without the vote of Mr. Milošević)(each an “Immediate Company Termination”). Mr. Milošević may terminate the agreement immediately, and for 30 days after each of the following events, for good reason, if (a) Meridian Tech has gone into bankruptcy; (b) any amount owed to him under the agreement is not paid within 14 days after notice of such non-payment is provided to Meridian Tech; (c) without Mr. Milošević’s consent, his position or duties are modified by Meridian Tech to such an extent that his duties are no longer consistent with the position of CEO of Meridian Tech; (d) there has been a material breach by Meridian Tech of a material term of the agreement or Mr. Milošević reasonably believes that Meridian Tech is violating any law which would have a material adverse effect on Meridian Tech’s operations and such violation continues uncured following 30 days after such breach and after notice thereof has been provided to Meridian Tech; or (e) Mr. Milošević’s compensation is reduced without his consent, or Meridian Tech fails to pay him any compensation due to him after 15 days written notice of such failure.

If Mr. Milošević’s employment agreement is terminated (a) by Meridian Tech without Cause (discussed below), or pursuant to an Immediate Company Termination, except due to his disability, or (b) by Mr. Milošević for good reason (each a “Severance Termination”), Meridian Tech is required to pay Mr. Milošević severance pay in an amount equal to (a) a lump sum cash severance payment equal to the sum of (i) 18 months of his then current annual basic salary plus (ii) an amount equal to his targeted bonus for the year of termination (such total payment referred to herein as the “Severance Payment”); and (b) he is also entitled to a lump sum cash bonus payment based on prior service in an amount equal to the sum of (i) any unpaid bonus for the prior year that would have been paid had he not been terminated prior to such payment plus (ii) his targeted bonus for the year of termination multiplied by the number of days in such year preceding the termination date, divided by 365; additionally and notwithstanding anything to the contrary in any equity award agreement, any unvested stock options or other equity compensation (including, but not limited to restricted stock units (RSUs)) previously granted to Mr. Milošević will vest immediately upon such termination and in the case of stock options, shall be exercisable by Mr. Milošević until the earlier of (A) one year from the date of termination and (B) the latest date upon which such stock options or equity would have expired by their original terms under any circumstances. For purposes of the agreement, the term for “Cause” means because of gross negligence or willful misconduct by Mr. Milošević either in the course of his employment or Mr. Milošević’s ability to perform adequately and effectively his duties under the agreement as determined in the reasonable good faith determination of the independent members of the Board of Directors of the Company.

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Separately, in the event that Mr. Milošević’s employment is terminated (a) by Meridian Tech for any reason other than Cause or an Immediate Company Termination, (ii) by the death of Mr. Milošević, or (iii) by Meridian Tech without Cause, or (b) by Mr. Milošević for good reason (as applicable, a “Change of Control Termination”) during the twelve month period following a Change of Control (discussed below) or in anticipation of a Change of Control, Meridian Tech is required to pay Mr. Milošević, within 60 days following the later of (i) the date of such Change of Control Termination; and (ii) the date of such Change of Control, a cash severance payment in a lump sum in an amount equal to 3.0 times the sum of (a) the current annual base salary of Mr. Milošević (less any actual payments made in connection with any severance payments made in connection with the preceding paragraph); and (b) the amount of the most recent bonus paid to Mr. Milošević for the last completed fiscal year, if any (less any actual payments made in connection with any severance payment made pursuant to the preceding paragraph)((a) and (b), the “Change of Control Payment”). If Mr. Milošević’s employment ends due to a Change of Control Termination within six (6) months prior to a Change of Control, it will be deemed to be “in anticipation of a Change of Control”. In addition, in the event of a Change of Control, all of Mr. Milošević’s equity-based compensation (including options and equity subject to vesting) shall immediately vest regardless of whether Mr. Milošević is retained by Meridian Tech or successor following the Change of Control. Additionally, in the event of a Change of Control Termination, unvested equity benefits and awards (including options, unvested RSU’s or unvested equity awards) will vest immediately upon such termination and in the case of stock options, shall be exercisable by Mr. Milošević until the earlier of (A) one (1) year from the date of termination and (B) the latest date upon which such stock options or equity would have expired by their original terms under any circumstances.

“Change of Control” means the happening of any of the following without the prior written approval of Mr. Milošević: (i) any person or entity is or becomes the beneficial owner, directly or indirectly, of securities of Meridian Tech representing more than 50% of the total voting power represented by Meridian Tech’s then outstanding voting securities; (ii) a merger or consolidation of Meridian Tech whether or not approved by the Board of Directors of Meridian Tech, other than a merger or consolidation that would result in the voting securities of Meridian Tech outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted or into voting securities of the surviving entity) at least 50% of the total voting power represented by the voting securities of Meridian Tech or such surviving entity outstanding immediately after such merger or consolidation, or the shareholders of Meridian Tech approve a plan of complete liquidation of Meridian Tech or an agreement for the sale or disposition by Meridian Tech of all or substantially all of Meridian Tech’s assets; or (iii) as a result of the election of members to the Board of Directors, a majority of the Board of Directors consists of persons who are not members of the Board of Directors as of June 18, 2024 (including Mr. Milošević), except in the event that such slate of directors is proposed by the Board of Directors of Meridian Tech.

Pursuant to the agreement, the Company has the right to clawback amounts paid to Mr. Milošević pursuant to the Company’s Policy for the Recovery of Erroneously Awarded Incentive-Based Compensation.

On September 29, 2026, Meridian Serbia, with the approval of the Board of Directors of the Company, after the recommendation of the Compensation Committee of the Board of Directors of the Company, entered into a First Amendment to Employment Agreement with Milošević, which amended the Milošević Agreement (the “Milošević Employment Amendment”). Pursuant to the Milošević Employment Amendment, the parties mutually agreed to reduce Mr. Milošević’s base salary under the Employment Agreement to $216,000 per year, payable monthly, effective January 1, 2026. The Milošević Employment Amendment also amended the Milošević Agreement to remove the required yearly 10% increase in salary which was previously provided for therein.

Employment Agreement with Snežana Božović

On June 18, 2024, the Board of Directors of the Company, with the recommendation of the Compensation Committee of the Board of Directors of the Company, approved the Company’s entry into an Employment Agreement between Meridian Tech and Snežana Božović, an employee of Meridian Tech (“Božović”), one of the Meridian Sellers and a current director of the Company (the “Božović Agreement”).

The Božović Agreement has substantially similar terms as the Milošević Agreement, except that it provides for Ms. Božović to serve as an employee of Meridian Tech; provides for a Basic Salary of $216,000, a Monthly Salary of $145,200, and a Quarterly Salary of $70,800; and provides for a six months’ Severance Payment.

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Employment Agreement with Rich Christensen (Terminated); Separation Agreement

On March 7, 2025, and effective on March 1, 2025, the Company entered into an Executive Employment Agreement with Mr. Christensen (the “Christensen Employment Agreement”). Pursuant to the Christensen Employment Agreement, the Company agreed to engage Mr. Christensen as the Chief Financial Officer (“CFO”) of the Company effective March 25, 2025. The Christensen Employment Agreement provides for Mr. Christensen to be paid an annual salary of $330,000, and to receive 6,250 restricted stock units (the “RSUs”) and a $75,000 contingent cash bonus upon his entry into the Christensen Employment Agreement, which RSUs were granted on March 7, 2025. The contingent cash bonus was comprised of 50% time-based and 50% performance-based components, subject to specified Company performance metrics. The time-based portion has vested, and 50% of the performance-based portion has vested; however, no amounts have been paid to date. The remaining portion of the performance-based bonus has been forfeited. The RSUs were granted pursuant to, and subject in all cases to, the terms of the Company’s 2023 Equity Incentive Plan.

On July 29, 2026, Mr. Christensen and the Company mutually agreed to accept Mr. Christensen’s resignation and mutually agreed to terminate Mr. Christensen’s employment as Chief Financial Officer (Principal Financial/Accounting Officer) and Treasurer of the Company, effective July 31, 2026 (the “Separation Date”). In connection with Mr. Christensen’s departure, the Company and Mr. Christensen entered into a Separation Letter Agreement, dated July 29, 2026 (the “Separation Agreement”), pursuant to which:

•	The Company agreed to pay Mr. Christensen’s final salary through the Separation Date within three days following the Separation Date.

•

Subject to Mr. Christensen’s compliance with the Separation Agreement, including a general release of claims and completion of a full handover of the Company’s banking, Nasdaq filing, and related accounts and access credentials, the Company will pay Mr. Christensen severance of $30,000, plus reimbursement for five days of unused 2026 paid time off, within 30 days of the later of the Separation Date or the Separation Agreement’s effective date.

•	Following the Separation Date, Mr. Christensen will provide transition and consulting services to the Company.

•

Mr. Christensen agreed to certain restrictive covenants, including confidentiality obligations (surviving 10 years following the Separation Date) and mutual non-disparagement obligations, subject to customary carve-outs for whistleblower and governmental-agency communications.

•

The Company will continue to provide Mr. Christensen with coverage under its existing directors’ and officers’ insurance policy for a minimum of three years following the Separation Date, and Mr. Christensen retains existing indemnification rights under the Company’s charter documents and the parties’ Indemnification Agreement.

Effective on the Separation Date, Mr. Christensen ceased serving as Chief Financial Officer (Principal Financial/Accounting Officer) and Treasurer of the Company. As of August 6, 2026, the Separation Agreement became irrevocable in accordance with its terms.

Employment Agreement with Ms. Weiting‘Cathy’Feng (Agreement Terminated)

Weiting ‘Cathy’ Feng, the Company’s former Chief Financial Officer and former director, and former Chief Operating Officer, was party to an Employment Agreement with the Company, which was originally entered into on October 26, 2020, was amended and restated on September 16, 2022 and was further amended by the entry into a First Amendment to Amended and Restated Employment Agreement on June 18, 2024 and a Second Amendment to Amended and Restated Employment Agreement on March 20, 2025, which was terminated in connection with the termination of her employment with the Company on April 23, 2026. The agreement, as amended and restated to date, is described below:

The agreement, which provided for Ms. Feng to serve as the Chief Operating Officer of the Company, was effective October 26, 2020, and was to remain in effect until August 20, 2027, unless terminated earlier pursuant to its terms (which termination occurred on April 23, 2026).

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Pursuant to the agreement, Ms. Feng received an annual salary discussed below, plus a superannuation (an employee funded pension required by the Government of Australia)(12% of Ms. Feng’s salary)(the “Superannuation”), payable every two weeks. Ms. Feng’s salary was required to be increased annually in an amount of no less than 10% per annum and could be increased by the Compensation Committee of the Board of Directors annually, or from time to time, in connection with increases in the cost of living, the responsibilities of Ms. Feng and/or her performance. Pursuant to the aforementioned agreement, Ms. Feng’s base salary was originally $132,000, and was increased by the contractual minimum increase of 10% to $145,200, effective as of September 1, 2023 and further increased by an amendment to the agreement on June 18, 2024, to $216,000 per year.

The agreement contained standard confidentiality and indemnification requirements. The agreement prohibited Ms. Feng from competing against the Company in connection with the business of marketing of gaming intellectual property, tool bar technology, adware and ad serving products, online raffles, lotteries, tournaments, competitions and sportsbook operations and technology, in the United States and the United Kingdom, for a period of one year from the date of termination of the agreement.

The agreement could be terminated by the Company (a) with not less than 2 weeks’ notice to Ms. Feng of her being adjudicated disabled due to illness or accident; or (b) immediately if she (i) commits any act which may detrimentally affect the Company or its related companies, including any act of dishonesty, fraud, willful disobedience, misconduct or breach of duty; (ii) breaches any terms of the non-compete; (iii) materially breaches the Employment Agreement, and fails to cure such breach within 14 days after notice thereof is provided to Ms. Feng; or (iv) is of unsound mind, each as determined in the reasonable discretion of the independent members of the Board of Directors acting in good faith. Ms. Feng could terminate the agreement (a) within thirty days of the Company going into bankruptcy; (b) if the Company does not pay any amount owed to her under the agreement within 14 days after notice of such non-payment is provided to the Company; (c) if without her consent, her position or duties are modified by the Company to such an extent that her duties are no longer consistent with the position of COO of the Company; (d) if there has been a material breach by the Company of a material term of the agreement or she reasonably believes that the Company is violating any law which would have a material adverse effect on the Company’s operations and such violation continues uncured following thirty (30) days after such breach and after notice thereof has been provided to the Company by her, or (e) if her compensation as set forth hereunder is reduced without her consent, or the Company fails to pay her any compensation due to her under the agreement upon 15 days written notice from her informing the Company of such failure.

In the event the Company terminated the agreement other than for cause (defined as her gross negligence or willful misconduct which has a material adverse effect on the Company or her ability to perform her duties under the agreement) or by Ms. Feng for good reason, Ms. Feng was due (a) a lump sum cash severance payment equal to the sum of (i) 6 months of Ms. Feng’s then current annual basic salary plus (ii) an amount equal to her targeted bonus for the year of termination (such total payment referred to herein as the “Severance Payment”); (b) a lump sum cash bonus payment based on prior service in an amount equal to the sum of (i) any unpaid bonus for the prior year that would have been paid had she not been terminated prior to such payment plus (ii) her targeted bonus for the year of termination multiplied by the number of days in such year preceding the termination date, divided by 365.

Except as set forth above, upon the termination of the agreement, Ms. Feng was entitled to salary accrued through the termination date and no other benefits other than as required under the terms of employee benefit plans in which she was participating as of the termination date.

In the event that Ms. Feng’s employment is terminated (a) by the Company for any reason other than cause or due to her illness or death, or (b) by Ms. Feng for good reason, during the twelve month period following a Change of Control (as defined below) or in anticipation of a Change of Control, the Company was required to pay Ms. Feng, within 60 days following the later of (i) the date of such Change of Control termination; and (ii) the date of such Change of Control, a cash severance payment in a lump sum in an amount equal to 3.0 times the sum of (a) the current annual base salary of Ms. Feng (less any actual payments made in connection with any severance payments already paid); and (b) the amount of the most recent bonus paid to Ms. Feng for the last completed fiscal year, if any (less any actual payments made in connection with any other severance payments, the “Change of Control Payment”). If Ms. Feng’s employment ended due to a Change of Control termination within six months prior to a Change of Control, it will be deemed to be “in anticipation of a Change of Control” for purposes of the agreement. In addition, in the event of a Change of Control, all of Ms. Feng’s equity-based compensation (including options and equity subject to vesting) shall immediately vest regardless of whether Ms. Feng is retained by the Company or successor following the Change of Control.

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For purposes of the employment agreement, a “Change of Control” is deemed to occur if (a) any person or entity is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing more than 50% of the total voting power represented by the Company’s then outstanding voting securities; (b) a merger or consolidation of the Company whether or not approved by the Board of Directors of the Company, other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted or into voting securities of the surviving entity) at least 50% of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets; or (c) as a result of the election of members to the Board of Directors, a majority of the Board of Directors consists of persons who are not members of the Board of Directors as of August 20, 2022, except in the event that such slate of directors is proposed by the Nominating and Corporate Governance Committee. Notwithstanding the foregoing, if the definition of “Change of Control” in the Company’s Stock Incentive Plans or Equity Compensation Plans (each as amended from time to time) is more favorable to Ms. Feng, then such definition shall be controlling for purposes of the agreement.

On, and effective on, April 23, 2026, the Board of Directors of the Company, after determining that the position of Chief Operating Officer was no longer necessary to the Company’s forward direction and as part of a planned restructuring of executive leadership, dismissed Weiting “Cathy” Feng, the Company’s then Chief Operating Officer due to a redundancy. No formal severance agreement was entered into between Ms. Feng and the Company, provided that the Company paid Ms. Feng, in accordance with applicable law, ten weeks of basic salary ($45,962) and severance pursuant to the terms of her prior employment agreement of $118,800, in connection with her dismissal due to a redundancy.

Employment Agreement with Mr. Anthony Brian Goodman (Terminated); Severance and Release Agreement

On September 16, 2022, the Company entered into a First Amended and Restated Employment Agreement with Mr. Anthony Brian Goodman, the Company’s then Chief Executive Officer and director. The agreement amended and restated, effective as of September 16, 2022, the prior Employment Agreement entered into between the Company and Mr. Goodman dated October 26, 2020. The agreement was further amended by the entry into a First Amendment to Amended and Restated Employment Agreement on June 18, 2024 and a Second Amendment to Amended and Restated Employment Agreement on March 20, 2025. Pursuant to the aforementioned agreement, Mr. Goodman’s base salary was originally $158,400, and was increased by the contractual minimum increase of 10% to $174,240, effective as of September 1, 2023 and further increased by an amendment to the agreement on June 18, 2024, to $396,000 per year.

On November 25, 2025, the Company entered into a Severance and Release Agreement (the “Severance Agreement”) with Mr. Goodman, pursuant to which (i) the Company and Mr. Goodman mutually agreed to terminate Mr. Goodman’s employment with the Company effective as of December 12, 2025, unless otherwise agreed between the parties (the “Termination Date”), and (ii) the Company agreed to pay Mr. Goodman a $951,750 severance payment (representing eighteen months of Mr. Goodman’s base salary ($434,500), plus Mr. Goodman’s 2025 targeted bonus ($300,000)) and $46,792 in accrued, unused vacation pay.

Pursuant to the Severance Agreement, the Company agreed to use commercially reasonable efforts to reasonably assist Mr. Goodman in the conversion of his shares of Series B Preferred Stock into shares of Company common stock, which have been fully-converted to date. We also agreed to reimburse Mr. Goodman up to $10,000 in attorney’s fees and costs incurred in connection with the Severance Agreement. All unvested restricted stock units (RSUs) previously granted to Mr. Goodman became 100% vested as of the Termination Date.

Effective December 12, 2025, Mr. Goodman resigned as President, Chief Executive Officer, Principal Executive Officer, Secretary, Treasurer, and as a member of the Board of Directors of the Company and each of its subsidiaries. As of that date, the Severance Agreement became irrevocable in accordance with its terms.

The Severance Agreement includes a customary mutual release and additional customary confidentiality and mutual non-disparagement provisions, subject to customary exclusions. Mr. Goodman is also prohibited, for a period of one year from the Termination Date, from (i) soliciting any current senior executive of the Company or any customers of the Company with whom Mr. Goodman has worked or had access to during the twelve months prior to the Termination Date for the purpose of offering directly competing products or services, or (ii) without the Company’s consent, accepting a role as President or Chief Executive Officer with a direct competitor of the Company where the primary duties involve the operation of a Business to Consumer or Business to Business online casino, sports book and online raffles that directly competes with the Company (but Mr. Goodman will be able to maintain his roles and titles with Elray Resources Inc, Articulate Pty Ltd, and Luxor Capital LLC).

Zhe ‘Scott’ Yan, Chief Accounting Officer and Principal Financial Officer and Principal Accounting Officer

It is expected that Mr. Yan will receive an annual salary of $280,000 Australian dollars per year for his services as Chief Accounting Officer of the Company. Mr. Yan is party to a February 7, 2022 Offer of Employment with Global Technology Group Pty Ltd. (“GTG”), amended on June 1, 2025, which had an original term of one year, and extends thereafter every six months unless either party gives written notice of non-renewal at least two weeks before any renewal date, provides for him to work full-time for GTG, provides for the payment to him of the standard Australian Superannuation as required by law, and has other customary terms and provisions, including a confidentiality requirement, intellectual property assignment and 12 month non-solicitation requirement. The agreement can be terminated at any time for any reason with four weeks prior notice.

Mr. Yan will also be entitled to participate in the Company’s equity incentive plans in effect and as amended from time to time and may receive bonuses from time to time in cash or equity, as determined in the discretion of the Board of Directors or Compensation Committee of the Board of Directors.

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DIRECTORS COMPENSATION

Summary Director Compensation Table

We pay our Board members monthly cash compensation and grant our Board members stock-based compensation from time to time, as consideration for their services to the Board. Our executive officers are not paid any consideration for their service to the Board separate from the consideration they are paid as executive officers of the Company, as shown above.

The following table sets forth summary information concerning the compensation we paid to non-executive directors during the year ended December 31, 2025:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)		Option awards ($)		Non-equity incentive plan compensation ($)	All other Compensation ($)	Total ($)
Thomas E. McChesney(2)	82,500	-		-		-	60,000	142,500
Murray G. Smith	90,000	59,100		30,138	(4)	15,000	-	194,238
Snežana Božović(5)	144,159	238,746	(6)	-		37,500	-	420,405
Atul Bali(3)	-	-		-		-	-	-

* The table above does not include the amount of any expense reimbursements paid to the above directors. No directors received any Nonqualified Deferred Compensation Earnings during the period presented. Does not include perquisites and other personal benefits, or property, unless the aggregate amount of such compensation is more than $10,000.

(1) The stock awards included 100% of the grant-date fair value of restricted stock units (the “RSUs”) granted to directors. The RSUs were granted pursuant to, and subject in all cases to, the terms of the Company’s 2023 Equity Incentive Plan. The RSUs vest upon the achievement of specified performance metrics and continued service through the applicable vesting dates, subject to customary accelerated vesting provisions. On January 12, 2025, the Company granted 2,500 RSUs to Murray G. Smith. On April 14, 2026, the Company issued 1,250 shares of common stock upon settlement of vested RSUs to Mr. Smith.

As of December 31, 2025, the following RSUs were outstanding and held by each of the non-executive directors, Murray G. Smith – 2,500; and Atul Bali – 0. Each RSU represents the contingent right to receive, at settlement, one share of common stock. The following options were outstanding and held by the non-executive director, Murray G. Smith – 8,333.

(2) Resigned effective December 12, 2025. The Company paid Mr. McChesney $60,000 in cash consideration for past services rendered as a member of the Board and in lieu of 2025 Board incentive compensation which he was eligible to earn, and all unvested restricted stock units (RSUs) previously granted to Mr. McChesney were forfeited.

(3) Appointed effective December 18, 2025.

(4) The Company agreed to extend the exercise period of 8,333 stock options to purchase shares of common stock of the Company held by Mr. Smith, by one year. On June 16, 2025, the Company extended the expiration date of such stock options from August 1, 2025 to August 1, 2026. The exercise price of the stock options remained unchanged at $32.04 per share.

(5) Ms. Božović received no compensation for her service as a director of the Company during the year ended December 31, 2025. The amounts reported for Ms. Božović in the table above represent compensation received by her for services as an employee of MeridianBet Group and not for services as a director of the Company.

(6) Except for the RSUs granted to Ms. Božović, pursuant to her employment agreement, a portion of her salary may be paid in cash or, at the option of the Company’s Chief Executive Officer, in shares of the Company’s common stock. As of December 31, 2025, $90,996 had been accrued as stock payable – related party, which is expected to be settled in shares of common stock.

Board of Director Fees

Independent Directors received $7,500 per month of compensation through December 31, 2025.

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EQUITY COMPENSATION PLAN INFORMATION

Description of Equity Plans

2018 Equity Incentive Plan

On January 3, 2018, the Board of Directors of the Company and the stockholders of the Company approved the 2018 Equity Incentive Plan (the “2018 Plan”). The 2018 Plan became effective on January 3, 2018.

The 2018 Plan provides an opportunity for any employee, director or consultant of the Company, subject to limitations provided by federal or state securities laws and the terms of the 2018 Plan, to receive incentive stock options or nonqualified stock options. In making such determinations, the Board may consider the nature of the services rendered by such person, his or her present and potential contribution to the Company’s success, and such other factors as the Board in its discretion shall deem relevant.

Subject to adjustment for stock splits and recapitalizations, a total of 2,777,777 shares of Common Stock are eligible to be issued under the 2018 Plan. Shares repurchased by the Company pursuant to any repurchase right will not be available for future grants of awards under the 2018 Plan. If an award granted under the 2018 Plan entitles you to receive or purchase shares of our common stock, then on the date of grant of the award, the number of shares covered by the award (or to which the award relates) will be counted against the total number of shares available for granting awards under the 2018 Plan. As a result, the shares available for granting future awards under the 2018 Plan will be reduced as of the date of grant. However, certain shares that have been counted against the total number of shares authorized under the 2018 Plan in connection with awards previously granted under such 2018 Plan will again be available for awards under the 2018 Plan as follows: if an award should expire or become unexercisable for any reason without having been exercised in full, the unpurchased shares that were subject thereto shall, unless the 2018 Plan shall have been terminated, become available for future grant under the 2018 Plan. In addition, any shares of common stock which are retained by the Company upon exercise of an award in order to satisfy the exercise price for such award or any withholding taxes due with respect to such exercise shall be treated as not issued and shall continue to be available under the 2018 Plan.

As of December 31, 2025 and as of the date of this proxy statement, a total of 1,662,985 and 1,686,319, shares of common stock remained eligible for awards under the 2018 Plan.

2022 Equity Incentive Plan

On May 5, 2022, the Board of Directors adopted, subject to the ratification by the majority stockholders of the Company, which ratification occurred on May 5, 2022, the Company’s 2022 Equity Incentive Plan (the “2022 Plan”).

The 2022 Plan provides an opportunity for any employee, officer, director or consultant of the Company, subject to limitations provided by federal or state securities laws, to receive (i) incentive stock options (to eligible employees only); (ii) nonqualified stock options; (iii) restricted stock; (iv) restricted stock units, (v) stock awards; (vi) shares in performance of services; (vii) other stock-based awards; or (viii) any combination of the foregoing. In making such determinations, the Board of Directors may take into account the nature of the services rendered by such person, his or her present and potential contribution to the Company’s success, and such other factors as the Board of Directors in its discretion shall deem relevant.

Subject to adjustment in connection with the payment of a stock dividend, a stock split or subdivision or combination of the shares of common stock, or a reorganization or reclassification of the Company’s common stock, the aggregate number of shares of common stock which may be issued pursuant to awards under the 2022 Plan is the sum of (i) 416,666 shares, and (ii) an annual increase on May 1st of each calendar year, beginning in 2023 and ending in 2032, in each case subject to the approval of the Board of Directors or the compensation committee of the Company (if any) on or prior to the applicable date, equal to the lesser of (A) ten percent (10%) of the total shares of common stock of the Company outstanding on the last day of the immediately preceding fiscal year; (B) 83,333 shares of common stock; and (C) such smaller number of shares as determined by the Board of Directors or compensation committee of the Company (if any)(the “Share Limit”), also known as an “evergreen” provision. Notwithstanding the foregoing, shares added to the Share Limit are available for issuance as incentive stock options only to the extent that making such shares available for issuance as incentive stock options would not cause any incentive stock option to cease to qualify as such. In the event that the Board of Directors or the compensation committee (if any) does not take action to affirmatively approve an increase in the Share Limit on or prior to the applicable date provided for under the plan, the Share Limit remains at its then current level. Notwithstanding the above, no more than 833,333 total awards and 833,333 incentive stock options may be granted pursuant to the terms of the 2022 Plan.

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The maximum number of shares subject to awards granted during a single calendar year to any non-employee director, taken together with any cash fees paid during the compensation year to the non-employee director, in respect of the director’s service as a member of the Board during such year (including service as a member or chair of any committees of the Board), will not exceed $750,000 in total value (calculating the value of any such awards based on the grant date fair value of such awards for financial reporting purposes). Compensation will count towards this limit for the calendar year in which it was granted or earned, and not later when distributed, in the event it is deferred.

On or after the date of grant of an award under the 2022 Plan, the Board of Directors may (i) accelerate the date on which any such award becomes vested, exercisable or transferable, as the case may be, (ii) extend the term of any such award, including, without limitation, extending the period following a termination of a participant’s employment during which any such award may remain outstanding, or (iii) waive any conditions to the vesting, exercisability or transferability, as the case may be, of any such award; provided, that the Administrator shall not have any such authority to the extent that the grant of such authority would cause any tax to become due under Section 409A of the Internal Revenue Code.

No awards are issuable by the Company under the 2022 Plan (a) in connection with services associated with the offer or sale of securities in a capital-raising transaction; or (b) where the services directly or indirectly promote or maintain a market for the Company’s securities.

The 2022 Plan will automatically terminate on the 10th anniversary of the original approval date of the 2022 Plan (May 5, 2032). However, prior to that date, the Company’s Board of Directors may amend or terminate the 2022 Plan as it deems advisable, but it cannot adopt an amendment if it would (1) without a grantee’s consent, materially and adversely affect that grantee’s award; or (2) without stockholder approval, increase the number of shares of the Company’s common stock that can be awarded under the 2022 Plan, except as provided for therein.

As of December 31, 2025, and as of the date of this proxy statement, a total of 98,797 and 99,381, shares of common stock remained eligible for awards under the 2022 Plan; provided that the Company only expects to use the 2023 Equity Incentive Plan, discussed below, moving forward.

2023 Equity Incentive Plan

On October 20, 2023, the Board of Directors adopted, subject to the ratification by the majority stockholders of the Company, which ratification occurred on March 19, 2024, the Company’s 2023 Equity Incentive Plan (the “2023 Plan”).

The 2023 Plan provides an opportunity for any employee, officer, director or consultant of the Company, subject to limitations provided by federal or state securities laws, to receive (i) incentive stock options (to eligible employees only); (ii) nonqualified stock options; (iii) restricted stock; (iv) restricted stock units, (v) stock awards; (vi) shares in performance of services; (vii) other stock-based awards; or (viii) any combination of the foregoing. In making such determinations, the Board of Directors may take into account the nature of the services rendered by such person, his or her present and potential contribution to the Company’s success, and such other factors as the Board of Directors in its discretion shall deem relevant.

Subject to adjustment in connection with the payment of a stock dividend, a stock split or subdivision or combination of the shares of common stock, or a reorganization or reclassification of the Company’s common stock, the aggregate number of shares of common stock which may be issued pursuant to awards under the 2023 Plan is the sum of (i) 416,666 shares, and (ii) an automatic increase on April 1st of each year for a period of nine years commencing on April 1, 2024 and ending on (and including) April 1, 2033, in an amount equal to the lesser of (A) five percent (5%) of the total shares of common stock of the Company outstanding on the last day of the immediately preceding fiscal year (the “Evergreen Measurement Date”); and (B) 416,666 shares of common stock; provided, however, that the Board may act prior to April 1st of a given year to provide that the increase for such year will be a lesser number of shares of common stock. Notwithstanding the foregoing, no more than a total of 4,166,666 shares of common stock (or awards) may be issued or granted under the 2023 Plan in aggregate, and no more than 4,166,666 shares of common stock may be issued pursuant to the exercise of Incentive Stock Options. On April 1, 2024, the number of shares eligible for issuance under the 2023 Plan increased automatically by 150,678 shares; on April 1, 2025, the number of shares eligible for issuance under the 2023 Plan increased by 302,666 shares (the Board took action prior to April 1, 2025, to limit the automatic increase under the 2023 Plan, which would have increased by 416,666 shares, to 302,666 shares, to take into account a total of 114,000 of awards made under the 2022 Plan, after the adoption of the 2023 Plan), and on April 1, 2026, the number of shares eligible for issuance under the 2023 Plan increased by 416,666 shares.

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The maximum number of shares subject to awards granted during a single calendar year to any non-employee director, taken together with any cash fees paid during the compensation year to the non-employee director, in respect of the director’s service as a member of the Board during such year (including service as a member or chair of any committees of the Board), will not exceed (i) $750,000 in total value or (ii) in the event such non-employee director is first appointed or elected to the Board during such fiscal year, and/or in the case that the Non-employee director is serving as non-employee Chairperson of the Board, $1,000,000 in total value (calculating the value of any such awards based on the grant date fair value of such awards for financial reporting purposes). Compensation will count towards this limit for the calendar year in which it was granted or earned, and not later when distributed, in the event it is deferred.

On or after the date of grant of an award under the 2023 Plan, the Board of Directors may (i) accelerate the date on which any such award becomes vested, exercisable or transferable, as the case may be, (ii) extend the term of any such award, including, without limitation, extending the period following a termination of a participant’s employment during which any such award may remain outstanding, or (iii) waive any conditions to the vesting, exercisability or transferability, as the case may be, of any such award; provided, that the Administrator shall not have any such authority to the extent that the grant of such authority would cause any tax to become due under Section 409A of the Internal Revenue Code.

No awards are issuable by the Company under the 2023 Plan (a) in connection with services associated with the offer or sale of securities in a capital-raising transaction; or (b) where the services directly or indirectly promote or maintain a market for the Company’s securities.

The 2023 Plan will automatically terminate on the 10th anniversary of original approval date of the 2023 Plan (October 20, 2033). However, prior to that date, the Company’s Board of Directors may amend or terminate the 2023 Plan as it deems advisable, but it cannot adopt an amendment if it would (1) without a grantee’s consent, materially and adversely affect that grantee’s award; or (2) without stockholder approval, increase the number of shares of the Company’s common stock that can be awarded under the 2023 Plan, except as provided for therein.

As of December 31, 2025 and the date of this proxy statement, a total of 743,330 and 1,188,560 shares of common stock remained eligible for awards under the 2023 Plan, respectively.

Equity Compensation Plan Information

The following table provides information as of December 31, 2025, with respect to securities that may be issued under our equity compensation plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(b)	(c)
Equity compensation plans approved by security holders(1)	130,730	(2)	$24.84	2,505,112
Equity compensation plans not approved by security holders	-		-	-
Total	130,730		$24.84	2,505,112

(1)	Represents awards made under, and available for future awards under, the 2018 Equity Incentive Plan, 2022 Equity Incentive Plan, and 2023 Equity Incentive Plan, each discussed below.
(2)	Includes options to purchase 23,333 shares of common stock with an exercise price of $24.84 per share, and 107,397 shares of common stock issuable upon settlement of restricted stock units.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Except as discussed below or otherwise disclosed above under “Executive Compensation” and “Directors Compensation”, beginning on pages 26 and 40, respectively, which information is incorporated by reference into this “Certain Relationships and Related Transactions”, there have been no transactions over the last two fiscal years, and there is not currently any proposed transaction, in which the Company was or is to be a participant, where the amount involved exceeds the lesser of (a) $120,000 or (b) one percent of the Company’s total assets at year-end for the last two completed fiscal years, and in which any officer, director, or any stockholder owning greater than five percent (5%) of our outstanding voting shares, nor any member of the above referenced individual’s immediate family, had or will have a direct or indirect material interest.

Related Party Transactions

Aleksandar Milovanović, Zoran Milošević and Snežana Božović

On April 9, 2024, the Company completed the acquisition of 100% of MeridianBet Group, from the Meridian Sellers, effective for all purposes as of April 1, 2024.

Accounts Receivable - Related Party

Accounts receivable from related party are carried at their estimated collectible amounts. Related party accounts receivable are periodically evaluated for collectability based on past credit history with customers and their current financial condition. The Company has accounts receivable from several related parties including Top Level doo Serbia, Network System Development, MG Canary, Ino Network, Articulate Pty Ltd. (“Articulate”) and Elray Resources Inc.

The accounts receivable from related party amount to $465,691 and $666,545, as of December 31, 2025 and December 31, 2024, respectively, and $506,360 as of June 30, 2026.

All related-party transactions have been recorded at the amount of consideration established and agreed to by the related parties.

Dividends Paid to the Meridian Sellers

For the twelve months ended December 31, 2025, and 2024, dividends paid to the former owners are as follows:

Owners	Dividends Paid Twelve Months Ended December 31, 2025	Dividends Paid Twelve Months Ended December 31, 2024
Aleksandar Milovanović	$-	$468,694
Zoran Milošević	-	165,562
Snežana Božović	-	5,450
Other dividends paid	-	129,828
Total dividends paid	$-	$769,534

No dividends were paid to the former owners for the six months ended June 30, 2026.

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Zoran Milošević, Chief Executive Officer of the Company and of Meridian Tech d.o.o.

In June 2026, the Company and Mr. Milošević, mutually agreed to reduce the number of shares to be issued in settlement of the accrued salary compensation to reflect shares previously issued to Mr. Milošević upon the vesting of restricted stock units under the Company’s 2023 Equity Incentive Plan. Accordingly, the number of shares to be issued in settlement of the accrued salary compensation was reduced by 12,500 shares. Following this adjustment, the remaining accrued salary compensation expected to be settled in shares was $179,799, which is payable in shares of common stock at the option of the Company.

Snežana Božović, Chief Operating Officer of Meridian Serbia, Secretary of MeridianBet Group and Company Director (Series C Preferred Director)

In June 2026, the Company and Snežana Božović, mutually agreed to reduce the number of shares to be issued in settlement of the accrued salary compensation to reflect shares previously issued to Ms. Božović upon the vesting of restricted stock units under the Company’s 2023 Equity Incentive Plan. Accordingly, the number of shares to be issued in settlement of the accrued salary compensation was reduced by 3,125 shares. Following this adjustment, the remaining accrued salary compensation expected to be settled in shares was $81,743, which is payable in shares of common stock at the option of the Company.

William Scott, the Company’s Chief Financial Officer, President, Treasurer and Director (Series C Preferred Director)

On December 5, 2025, Deansgate L.L.C.-FZ, a Dubai company, owned and controlled by Mr. Scott (“Deansgate”), entered into an agreement with Zoran Milošević, Meridian Tech d.o.o.’s Chief Executive Officer (now the Company’s Chief Executive Officer) and Aleksandar Milovanović, the largest stockholder of the Company. Pursuant to the agreement, Mr. Milovanović agreed to pay Deansgate (a) $805,000, payable ratably over 12 months from the date of the agreement; and (b) 85,510 shares of the Company’s common stock, payable prior to May 1, 2026, in consideration for prior consulting services rendered by Mr. Scott in connection with the sale of the MeridianBet Group in April 2024. As of the date of this proxy statement, approximately $147,150 has been paid by Mr. Milovanović to Deansgate, leaving $657,850 still due. All 85,510 shares of common stock were transferred from Mr. Milovanović to Deansgate on April 22, 2026.

Anthony Brian Goodman, the Company’s former Chief Executive Officer and former Director

Mr. Anthony Brian Goodman served as a Director and Chief Executive Officer of the Company from 2016 until December 12, 2025.

On November 25, 2025, the Company entered into a Severance and Release Agreement (the “Severance Agreement”) with Mr. Goodman, pursuant to which (i) the Company and Mr. Goodman mutually agreed to terminate Mr. Goodman’s employment with the Company effective as of December 12, 2025, unless otherwise agreed between the parties (the “Termination Date”), and (ii) the Company agreed to pay Mr. Goodman a $951,750 severance payment (representing eighteen months of Mr. Goodman’s base salary ($434,500), plus Mr. Goodman’s 2025 targeted bonus ($300,000)) (the “Severance Payment”), and $46,792 in accrued, unused vacation pay (the “Accrued Vacation Pay”).

Effective December 12, 2025, Mr. Goodman resigned as President, Chief Executive Officer, Principal Executive Officer, Secretary, Treasurer, and as a member of the Board of Directors of the Company and each of its subsidiaries. As of that date, the Severance Agreement became irrevocable in accordance with its terms.

On December 12, 2025, Mr. Goodman converted all 1,000 outstanding shares of the Company’s Series B Voting Preferred Stock which he held into 83,333 shares of the Company’s common stock.

Rich Christensen, the Company’s former Chief Financial Officer (Principal Financial/Accounting Officer)

Mr. Rich Christensen served as the Chief Financial Officer (Principal Financial/Accounting Officer) of the Company from March 5, 2025 to July 31, 2026.

On July 29, 2026 and effective on July 31, 2026, Mr. Christensen and the Company agreed to mutually terminate the services of Mr. Christensen as Chief Financial Officer (Principal Financial/Accounting Officer) of the Company and entered into a Separation Agreement, as discussed in greater detail above under “Executive Compensation—Employment and Consulting Agreements—Employment Agreement with Rich Christensen (Terminated); Separation Agreement”, and is incorporated by reference into “Certain Relationships and Related Transactions”.

Weiting ‘Cathy’ Feng, the Company’s former Chief Operating Officer

Ms. Weiting ‘Cathy’ Feng served as the Chief Operating Officer from April 2021 to April 2026. Ms. Feng previously served as the Company’s Chief Financial Officer from February 2016 until April 2021, and from September 2024 until March 2025. Ms. Feng also served as a member of the Board of Directors of the Company from February 2016 until March 2025.

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On, and effective on, April 23, 2026, the Board of Directors of the Company, after determining that the position of Chief Operating Officer was no longer necessary to the Company’s forward direction and as part of a planned restructuring of executive leadership, dismissed Weiting “Cathy” Feng, the Company’s then Chief Operating Officer due to redundancy. No formal severance agreement was entered into between Ms. Feng and the Company, provided that the Company paid Ms. Feng, in accordance with applicable law, ten weeks of basic salary ($45,962) and severance pursuant to the terms of her prior employment agreement of $118,800 (six months of basic salary), in connection with her dismissal for redundancy.

Thomas E. McChesney, a former member of the Board of Directors of the Company

Mr. Thomas E. McChesney served as a Director of the Company from April 2020 until December 2025.

On December 12, 2025 and effective December 12, 2025, Mr. McChesney entered into a Director Separation Agreement (the “McChesney Director Separation Agreement”) with the Company pursuant to which (i) Mr. McChesney resigned from all of his Board and committee positions, (ii) the Company paid Mr. McChesney $60,000 in cash consideration for past services rendered as a member of the Board and in lieu of 2025 Board incentive compensation which he was eligible to earn, and (iii) all unvested restricted stock units (RSUs) previously granted to Mr. McChesney were forfeited. The McChesney Director Separation Agreement includes a customary mutual release and additional customary confidentiality and mutual non-disparagement provisions, subject to customary exclusions.

Murray G. Smith, a member of the Board of Directors of the Company

On June 16, 2025, the Company extended the expiration date of 8,333 stock options previously granted to Mr. Smith, which were originally set to expire on August 1, 2025. The expiration date was extended by one year until August 1, 2026, and such options have since expired unexercised. The options have an exercise price of $32.04 per share.

Brett Goodman, Vice President of Business Development and son of the Company’s former Chief Executive Officer

On September 16, 2022, and effective on September 1, 2022, the Company entered into an Employment Agreement with Mr. Brett Goodman. Pursuant to the employment agreement, Mr. Brett Goodman agreed to serve as the Vice President of Business Development for the Company for a term of three years (through September 1, 2025), subject to automatic one-year extensions of the agreement, if not terminated by either party at least three months prior to the renewal date. On April 10, 2026, the Company and Mr. Brett Goodman entered into a Deed of Settlement and Release Agreement, pursuant to which the parties acknowledged and agreed that Mr. Brett Goodman’s position was no longer required and that his employment was terminated by reason of genuine redundancy.

The agreement provided for an annual salary of $108,000 per year, plus a Superannuation (currently 12%), subject to annual increases in the discretion of the Audit Committee of the Company. The Board of Directors (or Compensation Committee of the Board of Directors) may also grant Mr. Goodman bonuses from time to time in its discretion, in cash, stock or equity, including in the form of options, in amounts determined in the sole discretion of the Board of Directors (or Compensation Committee of the Board of Directors). The Board of Directors or Compensation Committee may also increase Mr. Goodman’s salary from time to time in their discretion. Effective October 1, 2023, Mr. Goodman’s salary ($5,000 per month) was increased to $7,000 per month.

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The agreement contains standard confidentiality and indemnification obligations of the parties and provides for Mr. Goodman to receive three months of severance pay in the event Mr. Goodman’s employment is terminated other than for cause or by Mr. Goodman without cause. Upon such qualifying termination, all options held by Mr. Goodman vest immediately and are exercisable for the later of the original stated expiration date thereof or 24 months after such termination date.

In connection with the entry into the employment agreement, the Company granted Mr. Brett Goodman options to purchase 4,166 shares of the Company’s common stock, evidenced by a Notice of Grant of Stock Options and Stock Option Award Agreement (the “Option Agreement”), with an exercise price equal to $47.76 per share, the closing sales price of the Company on the Nasdaq Capital Market on the date the grant was approved by the Board of Directors of the Company. A total of 1/2 of the options vested on August 22, 2023, and the other 1/2 of the options vested on August 22, 2024, as a result of Mr. Brett Goodman’s continued service with the Company on such vesting date and such options expired on February 22, 2025. The options were granted under, and subject to the terms and conditions of, the Company’s 2018 Equity Incentive Plan.

On December 8, 2022, the Company granted Mr. Brett Goodman 3,333 RSUs which vested at the rate of 1/2 of such RSUs on December 8, 2023, and 2024. On April 3, 2023, the Company granted Mr. Brett Goodman 416 RSUs which vested at the rate of 1/2 of such RSUs on each of April 3, 2024, and 2025, and were settled in shares of common stock.

Effective August 1, 2024, the Board approved an increase in Mr. Brett Goodman’s annual base salary to $108,000, in addition to Superannuation contributions as required by the Australian Government's Superannuation Guarantee (Administration) Act 1992, currently set at 12%. Additionally, the Board has authorized a grant of 833 Restricted Stock Units (RSUs) to Mr. Goodman in recognition of future services. The RSUs vest in two installments: 416 RSUs after six months and the remaining 417 RSUs after twelve months.

During the twelve months ended December 31, 2025, and 2024, total salary paid to Mr. Brett Goodman was $108,000 and $73,000, respectively. During the six months ended June 30, 2026, total salary paid to Mr. Brett Goodman was $93,367 including severance fees.

Articulate Pty Ltd (“Articulate”), 50% owned by Marla Goodman (wife of the Company’s former Chief Executive Officer) and 50% owned by Mr. Goodman, the Company’s former Chief Executive Officer

On March 1, 2018, the Company entered into a License Agreement (the “License Agreement”) with Articulate. Pursuant to the License Agreement, Articulate received a license from the Company to use the GM2 Asset technology in East Asia to support social gaming activity on mobile and desktop devices. Articulate agreed to pay the Company a usage fee calculated as a certain percentage of the monthly content and software usage within the GM2 Asset system (adjusted for U.S. dollars) in consideration for the use of the GM2 Asset technology. Specifically, the Company is due 0.25% of the monthly fees generated by the GM2 Asset in the event such fees are less than $100,000,000; 0.2% of the monthly fees generated by the GM2 Asset in the event such fees are over $100,000,000 and less than $200,500,000 and 0.15% of the monthly fees generated by the GM2 Asset in the event such fees are over $200,500,001.

Any amount of fees not paid when due accrues interest at the lesser of 3% per annum above LIBOR or the highest rate permitted by law. The License Agreement had an initial term of 12 months and automatically renews thereafter for additional 12-month terms, provided that the License Agreement may be terminated at any time with 30 days prior notice.

During the twelve months ended December 31, 2025, and 2024, revenues from Articulate were $0 and $137,286, respectively. As of December 31, 2025 and 2024, the amount receivable from Articulate was $132,072 and $313,509, respectively.

The License Agreement was mutually terminated, effective January 1, 2025. As of June 30, 2026, the amount receivable from Articulate was $130,238.

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Omar Jimenez, former Chief Financial Officer/Chief Compliance Officer

Mr. Omar Jimenez served as the Chief Financial Officer/Chief Compliance Officer of the Company from April 2021 to September 9, 2024.

Effective on September 9, 2024, Mr. Omar Jimenez and the Company agreed to mutually terminate the services of Mr. Jimenez as Chief Financial Officer (Principal Financial/Accounting Officer) and Chief Compliance Officer of the Company, effective the same date, and entered into a Separation and Release Agreement. On September 18, 2024, the Company paid $51,025 to Mr. Omar Jimenez as a severance payment and reimbursement of business expenses pursuant to the severance agreement.

Top Level doo Serbia, MG Canary, and Ino Network

The accounts receivable-related party from Top Level doo Serbia, and Ino Network, amounts to $274,873 and $317,125 as of December 31, 2025, and December 31, 2024, respectively with the largest amount due from Top Level d.o.o. Serbia in the amount of $270,226 and $288,157, separately.

The accounts receivable-related party from Top Level doo Serbia and Network System Development GMBH, amount to $259,754 as of June 30, 2026 with the largest amount due from Top Level d.o.o. Serbia in the amount of $250,395. MeridianBet Group has no ownership interest or control in Top Level d.o.o. Serbia, but it does have common individual shareholders.

Elray Resources Inc., Mr. Goodman, the Company’s former CEO, serves as CEO & Director of Elray, and Ms. Feng, the Company’s former COO, serves as Treasurer and Director of Elray

Effective on December 7, 2022, the Company entered into a Software License Agreement (the “License Agreement”) with Elray Resources Inc. Mr. Anthony Brian Goodman, the then Chief Executive Officer, President, Secretary, Treasurer and then Chairman of the Company and Weiting ‘Cathy’ Feng, the then Chief Operating Officer and then director of the Company, currently serve as Chief Executive Officer, President, Chief Financial Officer, Secretary and Director (Goodman) and Treasurer and Director (Feng), respectively, of Elray.

Elray operates, manages, and maintains a blockchain online gaming operation and provides blockchain currency technology to licensed casino operators.

Pursuant to the License Agreement, which was effective as of December 1, 2022, the Company granted Elray a non-exclusive, non-licensable, non-sublicensable, non-assignable and non-transferable license for the use and further distribution of certain of the Company’s online games (as such games may be expanded from time to time), subject to certain exceptions, and in certain approved territories where the Company or Elray holds required licenses and/or certifications, which list of approved territories may be updated from time to time. The license provides Elray the right to use the online games solely for the purpose of running an online blockchain casino enterprise.

The License Agreement also includes a right of first refusal for the Company to provide certain branded gaming content to Elray during the term of the agreement.

Pursuant to the License Agreement, we are required to maintain all permits for the use of the licensed games and operate the platform on which the games will be integrated.

The License Agreement had an initial term of 24 months, commencing from the Go-Live Date, which occurred on January 16, 2024, and continues thereafter indefinitely unless or until either party has provided the other at least six months written notice of termination, provided that the agreement can be terminated earlier by a non-breaching party upon the material breach of the agreement by the other party, subject to a 15 day cure right; by one party if the other party enters into bankruptcy proceedings; or in the event Elray loses rights to any required permits or licenses. As of the date of this proxy statement, neither party has provided notice of termination of the agreement to the other and the License Agreement remains in place. Additionally, we may immediately terminate the License Agreement if Elray is unable to comply with certain due diligence requirements set forth in the agreement on a timely basis; if there is threatened or instigated enforcement proceedings or actions against the Company in connection with the agreement or a governmental or governing body orders, notifies or recommends that the Company prevent Elray from using the licensed games; or if the continuation of the agreement will have a detrimental impact on the Company.

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The License Agreement contains customary representations, warranties and covenants of the parties, including confidentiality obligations; customary limitations of liability (which total liability under the agreement of each party is limited to 100,000 Euros); and restrictions on Elray’s ability to distribute and reverse engineer the licensed games. As part of the License Agreement, we and Elray entered into a customary Service Level Agreement to govern the management and maintenance of the licensed games.

In consideration for licensing the online games to Elray, Elray agreed to pay the Company a monthly license fee equal to 125% of the Company’s costs of such games. Elray also agreed to pay the Company a 10,000 Euro deposit under the agreement, paid no later than the date of integration of the licensed software. The deposit is refundable upon the termination of the agreement. For participation in the progressive jackpot games, Elray is required to make an advance payment of 5,000 Euros.

During the twelve months ended December 31, 2025, and 2024, revenues from Elray were $40,597 and $36,205, respectively. As of December 31, 2025 and 2024, the amount receivable from Elray was $40,508 and $35,911, respectively. During the six months ended June 30, 2026, revenues from Elray were $73,301. As of June 30, 2026, the amount receivable from Elray was $113,941. There were no revenues received from Elray before April 1, 2024.

The Company’s entry into the License Agreement was approved by the Board of Directors of the Company, with Mr. Goodman and Ms. Feng abstaining from such vote, and the Company’s Audit Committee, which is made up of independent directors, which committee is tasked with approving related party transactions of the Company.

Sale and Purchase Agreement of Share Capital and Related Transactions

Pursuant to the terms of the MeridianBet Purchase Agreement, at the closing of the MeridianBet Purchase, on April 9, 2024, the Company (A) issued 6,845,154 restricted shares of the Company’s common stock to the Meridian Sellers (the “Closing Shares”) and 1,000 shares of the Company’s Series C Preferred Stock; (B) paid the Meridian Sellers $12 million in cash; and (C) issued the Meridian Sellers $15 million in Promissory Notes (the “Notes”), payable $13,125,000 to Aleksandar Milovanović, $1,250,000 to Zoran Milošević and $625,000 to Snežana Božović.

In addition to amounts paid at the closing, we were required to pay the Meridian Sellers: (1) $18 million in cash by April 26, 2024 (provided that failure to pay such amounts by April 26, 2024 was to result in such unpaid amounts accruing interest at the rate of 3% per annum, from the April 1, 2024 effective date of the Purchase, until paid in full) (the “Deferred Cash Consideration”); (2) the additional sum of (i) $5,000,000 (the “Contingent Cash Consideration”) and (ii) 416,666 restricted shares of common stock (the “Contingent Shares”, and together with the Contingent Cash Consideration, the “Contingent Post-Closing Consideration”) which is due to the Meridian Sellers within five business days following the Determination Date (defined below) if (and only if) the Company has determined that each of the Post-Closing Conditions (defined below) have been satisfied, which Post-Closing Contingent Shares have an agreed aggregate value of $15,000,000. For purposes of the foregoing, the “Determination Date” means the date that is six months after the closing date and the “Post-Closing Conditions” are as follows: the Meridian Sellers and their affiliates are not then in default in any of their material obligations, covenants or representations under the MeridianBet Purchase Agreement, any of the transaction documents, or any other agreement with the Company beyond any applicable cure periods therein, as confirmed by Meridian Sellers in a signed writing delivered to the Company and verified by the Company within five business days thereafter; and (3) the additional sum of $20,000,000 of which $10,000,000 is due 12 months after the closing date (the “12 Month Non-Contingent Post-Closing Cash Consideration”) and $10,000,000 is due 18 months after the closing date (the “18 Month Non-Contingent Post-Closing Cash Consideration”).

On or around May 17th or May 20, 2024, the Company paid $11 million of the Deferred Cash Consideration to the Meridian Sellers.

Božović is Chief Operating Officer of Meridian Serbia, Secretary of MeridianBet Group, and a member of the Board of Directors of the Company; Milošević is the Chief Executive Officer of both the Company and MeridianBet Group and Milovanović is a greater than 5% stockholder of the Company.

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Series C Preferred Stock

On April 4, 2024, in contemplation of the closing of the transactions contemplated by the MeridianBet Purchase Agreement, and pursuant to the power provided to the Company by the Articles of Incorporation of the Company, as amended, the Company’s Board of Directors approved the adoption of, and filing of, a Certificate of Designation of Golden Matrix Group, Inc. Establishing the Designation, Preferences, Limitations and Relative Rights of Its Series C Preferred Stock, which was filed with, and became effective with, the Secretary of State of Nevada on the same date. The Series C Designation designated 1,000 shares of Series C Preferred Stock. The Series C Preferred Stock is described in greater detail above under “Voting Rights and Principal Stockholders—Series C Preferred Stock”, and is incorporated by reference into this “Certain Relationships and Related Transactions”.

Nominating and Voting Agreement

On April 9, 2024, as a required term of, and in connection with, the closing of the MeridianBet Purchase Agreement, the Company entered into a Nominating and Voting Agreement (the “Voting Agreement”) between the Company, Anthony Brian Goodman, the Company’s then Chief Executive Officer and director, Luxor Capital LLC, which is owned and controlled by Mr. Goodman (“Luxor”), and each of the Meridian Sellers.

Pursuant to the Voting Agreement, the Meridian Sellers and Mr. Goodman agreed for two years following the closing of the MeridianBet Purchase Agreement (i.e., until April 9, 2026) to:

(1)

vote their voting shares of the Company “For” appointment of those director nominees, nominated to the Board of Directors from time to time by the independent Nominating and Corporate Governance Committee of the Board of Directors of the Company (the “Committee”) which Committee was required to be composed of two members (one appointed by the members of the Board of Directors not appointed by the Meridian Sellers and one appointed by the member(s) of the Board of Directors appointed by the Meridian Sellers); and

(2)

not vote their shares to remove any directors nominated by the Committee, subject to certain rights to withhold votes for certain persons disqualified from serving as a member of the Board of Directors as described in the Voting Agreement.

The Voting Agreement also included restrictions on the ability of the Meridian Sellers to transfer shares of the Company which they held, unless such transferees entered into a joinder to the Voting Agreement and included a provision allowing any member of the Board nominated by the Meridian Sellers to share confidential information with the Meridian Sellers, but otherwise prohibiting them from sharing such confidential information with any other person.

The Voting Agreement expired pursuant to its terms on April 9, 2026.

Day-to-Day Management Agreement

Also on April 9, 2024, as a required term of, and in connection with, the closing of the MeridianBet Purchase Agreement, the Company and Zoran Milošević (one of the Meridian Sellers) entered into a Day-to-Day Management Agreement (“Management Agreement”), which prohibits the Company or its executives from materially interfering in the operation of the business of, and day-to-day operations of, the MeridianBet Group by its current leadership (i.e., Mr. Milošević, as Chief Executive Officer of the MeridianBet Group), while the Voting Agreement is in place. The purpose of the agreement is to ensure the continued running of the MeridianBet Group in their ordinary course, for a finite period of time, by one or more individuals who (i) have grown such entities to their current, profitable levels, earning them an important level of corporate and business knowledge; and (ii) have the native-language abilities to easily communicate with mid-level and low-level employees, among other material advantages. The violation of that materiality-based restriction would also raise an option for the Meridian Sellers to suspend or terminate (at their discretion) the Voting Agreement. The Management Agreement does not, other than in connection with the day-to-day operations of the MeridianBet Group, restrict the Board of Directors or management’s ability to manage the MeridianBet Group or the Company as a whole.

Pursuant to the Management Agreement, Mr. Milošević was to serve as the manager of the MeridianBet Group and to supervise and direct the day-to-day operation of the MeridianBet Group as Chief Executive Officer thereof. The initial term of the Management Agreement was two years (i.e., until April 9, 2026), unless otherwise extended with the mutual agreement of the parties.

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In consideration for the services agreed to be provided by Mr. Milošević under the Management Agreement, the Company paid Mr. Milošević $10 per year.

Pursuant to the Management Agreement, at least once per calendar year, but more frequently at the request of Mr. Milošević and/or the Company’s Chief Executive Officer (the “CEO”)(but not more frequently than semi-annually), Mr. Milošević was required to prepare a budget for the upcoming year (or such shorter period as the parties may in their discretion determine) for the MeridianBet Group (the “Budget”), which is required to be approved by the CEO.

The Management Agreement expired pursuant to its terms on April 9, 2026.

Fourth Amendment to Amended and Restated Sale and Purchase Agreement of Share Capital and Related Transactions

On June 17, 2024, and effective on April 9, 2024, the Company and the Meridian Sellers entered into a Fourth Amendment to Amended and Restated Sale and Purchase Agreement of Share Capital (the “Fourth Amendment”), which amended the MeridianBet Purchase Agreement to (a) clarify the previous payment of $11 million of the Deferred Cash Consideration to the Meridian Sellers on or around May 17 or May 20, 2024; (b) provide that $4 million of the Deferred Cash Consideration would be satisfied by the issuance of shares of common stock of the Company pursuant to the June 2024 Debt Conversion Agreement, discussed below; (c) provide that $3 million of the Deferred Cash Consideration would be satisfied by the entry into the Deferred Cash Convertible Promissory Note, discussed below; and (d) waive all interest which accrued on the $18 million of deferred cash consideration pursuant to the terms of the MeridianBet Purchase Agreement.

June 2024 Debt Conversion Agreement

Also on June 17, 2024, the Company entered into a Debt Conversion Agreement (the “June 2024 Debt Conversion Agreement”) with Aleksandar Milovanović, one of the Meridian Sellers, and the then 58.5% stockholder of the Company. Pursuant to the June 2024 Debt Conversion Agreement, the Company and Milovanović agreed to convert an aggregate of $4,000,000 of the Deferred Cash Consideration into an aggregate of 111,111 shares of restricted common stock of the Company, based on a conversion price of $36.00 per share (the “Debt Conversion Shares”).

Pursuant to the June 2024 Debt Conversion Agreement, which included customary representations and warranties of the parties, Milovanović agreed that the shares of common stock issuable in connection therewith were in full and complete satisfaction of $4 million of the Deferred Cash Consideration including all accrued and unpaid interest thereon.

Deferred Cash Convertible Promissory Note

Also on June 17, 2024, the Company entered into a Deferred Cash Convertible Promissory Note with Milovanović (the “Deferred Cash Convertible Promissory Note”) which had a principal balance of $3 million and did not accrue interest unless an event of default thereunder occurs and upon an event of default accrues interest at 12% per annum. The full amount of the Deferred Cash Convertible Promissory Note was due and payable on December 17, 2025, unless earlier paid. Milovanović had the right, from time to time, to declare the principal amount of the Deferred Cash Convertible Promissory Note to be due and payable, prior to January 1, 2025, upon written notice to the Company, after which the Company has three days to pay such amount(s).

The Deferred Cash Convertible Promissory Note was convertible into shares of common stock of the Company, at any time, from time to time, at the option of Milovanović, with written notice to the Company, based on a conversion price, determined at the option of Milovanović of either (A) (i) the average closing sales price of the Company’s common stock on the Nasdaq market over the thirty trading day period ending on the trading day immediately preceding the date of the conversion notice; (ii) minus a discount of 15%; or (B) $36.00, subject to a floor of $24.00 per share.

On July 1, 2024 and July 31, 2024, a total of $97,419 and $96,910 of the Deferred Cash Convertible Promissory Note was repaid by the Company. On September 4, 2024, a total of $2,000,000 owed under the Deferred Cash Convertible Promissory Note was converted into 83,333 shares of common stock of the Company pursuant to the terms of the Deferred Cash Convertible Promissory Note. On September 23, 2024, a total of $100,504 of the Deferred Cash Convertible Promissory Note was repaid. On November 5, 2024, a total of $203,576 of the Deferred Cash Convertible Promissory Note was repaid. As of December 31, 2024, a total of $501,591 remained outstanding under the Deferred Cash Convertible Promissory Note.

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On January 13, 2025, Mr. Milovanović converted the $501,591 remaining outstanding under the Deferred Cash Convertible Promissory Note into 20,899 shares of common stock of the Company pursuant to the terms of such Deferred Cash Convertible Promissory Note.

Promissory Notes

The Notes in the aggregate amount of $15,000,000 accrue interest at seven percent (7%) per annum (twelve percent (12%) upon the occurrence of an event of default); with monthly interest payments of all accrued interest due on the first day of each calendar month until the maturity date of such Notes; and provide for all outstanding principal and unpaid interest due and payable in full 24 months after the closing date (April 9, 2026). If we fail to make any payment of principal, interest or other amount due under the Notes within three business days of the date due and payable, we agreed to pay the holder of the Note a late charge equal to 8% of the amount of such payment which was not paid.

On April 27, 2026, and effective for all purposes as of April 9, 2026, the Meridian Sellers and the Company entered into a First Amendment to Promissory Notes (the “First Amendment”), which amended each of the promissory notes to extend the due date thereof to November 9, 2026, effective as of April 9, 2026, and pursuant to which each of the Meridian Sellers waived any prior defaults which have occurred under the notes.

As discussed below, on September 28, 2026, the Company and the Meridian Sellers entered into a Second Amendment to Promissory Notes to further extend the due date of the Notes.

Fifth Amendment to Amended and Restated Sale and Purchase Agreement of Share Capital

As part of the consideration for the MeridianBet Purchase, we agreed to pay the Meridian Sellers (i) $5,000,000 and (ii) 416,666 restricted shares of common stock which were due to the Meridian Sellers within five business days following the Determination Date (defined above) if (and only if) the Company determined that each of the Post-Closing Conditions (defined above) were met.

On October 1, 2024, and effective on October 1, 2024, we and the Meridian Sellers entered into a Fifth Amendment to Amended and Restated Sale and Purchase Agreement of Share Capital (the “Fifth Amendment”), which amended the MeridianBet Purchase Agreement to (a) provide that the Company had the option, in its sole discretion, to accelerate the issuance of the Contingent Shares; and (b) to satisfy the payment of the Contingent Cash Consideration owed to the Meridian Sellers as follows: (A) Milovanović – a total of $2,000,000 of the Contingent Cash Consideration due to Milovanović was agreed to be satisfied in shares of Company common stock, pursuant to the terms of the October 2024 Debt Conversion Agreement, defined below, and the remaining $2,625,000 of Contingent Cash Consideration due to Milovanović, was agreed to be deferred until at least November 9, 2024, and shall thereafter be payable upon written demand by Milovanović to the Company, within two (2) business days; (B) Milošević – a total of $100,000 of the Contingent Cash Consideration due to Milošević was agreed to be satisfied in shares of Company common stock pursuant to the terms of the October 2024 Debt Conversion Agreement, and the Company agreed to pay the remaining $150,000 of Contingent Cash Consideration due to Milošević, at the rate of $50,000 per month, on each of October 1, 2024, November 1, 2024 and December 1, 2024; and (C) Božović – a total of $25,000 of the Contingent Cash Consideration due to Božović was agreed to be satisfied in shares of Company common stock, pursuant to the terms of the October 2024 Debt Conversion Agreement, and the Company agreed to pay the remaining $100,000 of Contingent Cash Consideration due to Božović, at the rate of $50,000 per month, on each of October 1, 2024 and November 1, 2024. The remaining $2,875,000 of Contingent Cash Consideration due to the Meridian Sellers as discussed above after the consummation of the transactions contemplated by the October 2024 Debt Conversion Agreement is defined herein as the “Contingent Cash Payable”. No gains or losses were recorded due to the amendment.

October 2024 Debt Conversion Agreement

Also on October 1, 2024, the Company entered into a Debt Conversion Agreement (the “October 2024 Debt Conversion Agreement”) with each of the Meridian Sellers. Pursuant to the October 2024 Debt Conversion Agreement, the Company and (a) Milovanović agreed to convert an aggregate of $2,000,000 of the Contingent Cash Consideration payable to Milovanović into 83,333 shares of common stock of the Company, based on a conversion price of $24.00 per share; (b) Milošević agreed to convert an aggregate of $100,000 of the Contingent Cash Consideration payable to Milošević into 3,623 shares of common stock of the Company, based on a conversion price of $27.60 per share, the closing sales price of the Company’s common stock on October 1, 2024, the date the October 2024 Debt Conversion Agreement became binding on all parties, since the agreement became binding after 4:00 p.m. Eastern Time on such day, which closing sales price was equal to the closing consolidated bid price on such trading day (the “Related Party Conversion Price”); and (c) Božović agreed to convert an aggregate of $25,000 of the Contingent Cash Consideration payable to Božović into 905 shares of common stock of the Company, based on a conversion price equal to the Related Party Conversion Price.

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February 2025 Debt Conversion Agreement

As of February 23, 2025, a total of $1,165,358 of the $5,000,000 due to the Meridian Sellers as contingent cash consideration, which was due six months following the acquisition of MeridianBet Group remained due to Milovanović (the “Remaining Contingent Cash”). On February 23, 2025, the Company and Milovanović entered into a Debt Conversion Agreement dated February 18, 2025 (the “February 2025 Debt Conversion Agreement”), pursuant to which the Company and Milovanović agreed to convert the Remaining Contingent Cash into 53,951 shares of common stock of the Company, based on a conversion price of $21.60 per share.

Sixth Amendment to Amended and Restated Sale and Purchase Agreement of Share Capital

As discussed above, as part of the consideration for the acquisition, we agreed to pay the Meridian Sellers, among other consideration, a total of $10,000,000 of 12 Month Non-Contingent Post-Closing Cash Consideration on April 9, 2025.

On, and effective on, April 9, 2025, we and the Meridian Sellers entered into a Sixth Amendment to Amended and Restated Sale and Purchase Agreement of Share Capital (the “Sixth Amendment”), which amended the MeridianBet Purchase Agreement to (a) confirm that $179,540 of the 12 Month Non-Contingent Post-Closing Cash Consideration had already been paid by the Company subsequent to the Closing Date and prior to April 9, 2025; (b) provide that a total of: (i) $9,445,460 of 12 Month Non-Contingent Post-Closing Cash Consideration owed to Milovanović (i.e., the entire remaining amount of the 12 Month Non-Contingent Post-Closing Cash Consideration owed to Milovanović) would be converted into common stock of the Company, pursuant to a separate Post-Closing Cash Consideration Conversion Agreement entered into between the Company and Milovanović on or around April 9, 2025 (the “First Post-Closing Cash Conversion Agreement”), and (ii) provide that $100,000 owed to Milošević and $25,000 owed to Božović would be converted into common stock of the Company, pursuant to a separate Post-Closing Cash Consideration Conversion Agreement entered into between the Company and Milošević and Božović on or around April 9, 2025 (the “Second Post-Closing Cash Conversion Agreement”, and together with the First Post-Closing Cash Conversion Agreement, the “Post-Closing Cash Conversion Agreements”); and (c) provide that the remaining unpaid amount of the 12 Month Non-Contingent Post-Closing Cash Consideration owed to Milošević ($150,000) and Božović ($100,000) would be due and payable by the Company on or before October 9, 2025.

April 2025 Post-Closing Cash Consideration Conversion Agreements

Also on April 9, 2025, the Company entered into the First Post-Closing Cash Conversion Agreement with Milovanović and the Second Post-Closing Cash Conversion Agreement with Milošević and Božović.

Pursuant to the First Post-Closing Cash Conversion Agreement, the Company and Milovanović agreed to convert an aggregate of $9,445,460 of 12 Month Non-Contingent Post-Closing Cash Consideration payable to Milovanović by the Company pursuant to the terms of the MeridianBet Purchase Agreement, into 403,652 shares of common stock of the Company, based on a conversion price of $23.40 per share.

Pursuant to the Second Post-Closing Cash Conversion Agreement (a) Milošević agreed to convert an aggregate of $100,000 of the 12 Month Non-Contingent Post-Closing Cash Consideration payable to Milošević by the Company pursuant to the terms of the MeridianBet Purchase Agreement into 4,166 shares of common stock of the Company, and (b) Božović agreed to convert an aggregate of $25,000 of the 12 Month Non-Contingent Post-Closing Cash Consideration payable to Božović by the Company pursuant to the terms of the MeridianBet Purchase Agreement into 1,041 shares of common stock of the Company, each based on a conversion price of $24.00 per share, which was greater than the consolidated closing bid price of the Company’s common stock on the date the agreement became binding on all parties.

Seventh Amendment to Amended and Restated Sale and Purchase Agreement of Share Capital

As discussed above, as part of the consideration for the acquisition, we agreed to pay the Meridian Sellers, among other consideration, (a) a total of $10,000,000 of 12 Month Non-Contingent Post-Closing Cash Consideration, 12 months after the Closing Date; and (b) a total of $10,000,000 of 18 Month Non-Contingent Post-Closing Cash Consideration, 18 months after the Closing Date.

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On, and effective on, August 21, 2025, we and the Meridian Sellers entered into a Seventh Amendment to Amended and Restated Sale and MeridianBet Purchase Agreement of Share Capital (the “Seventh Amendment”), which amended the MeridianBet Purchase Agreement to (a) confirm that $9,750,000 of the 12 Month Non-Contingent Post-Closing Cash Consideration had already been paid by the Company subsequent to the Closing Date and prior to August 21, 2025; (b) confirm that $100,700 of the 18 Month Non-Contingent Post-Closing Cash Consideration had already been paid by the Company subsequent to the Closing Date and prior to August 21, 2025; (c) provide that a total of: (i) $200,000 of 18 Month Non-Contingent Post-Closing Cash Consideration owed to Milovanović would be converted into common stock of the Company, pursuant to a separate Post-Closing Cash Consideration Conversion Agreement entered into between the Company and the Meridian Sellers on or around August 21, 2025 (the “August 2025 Cash Conversion Agreement”), and (ii) provide that $30,000 owed to Milošević and $30,000 owed to Božović of the 12 Month Non-Contingent Post-Closing Cash Consideration would be converted into common stock of the Company, pursuant to the August 2025 Cash Conversion Agreement; and (c) provide that the remaining unpaid amount of the 12 Month Non-Contingent Post-Closing Cash Consideration and 18 Month Non-Contingent Post-Closing Cash Consideration owed to the Meridian Sellers would be due and payable by the Company on or before October 9, 2025.

August 2025 Post-Closing Cash Consideration Conversion Agreement

Also on August 21, 2025, the Company entered into a Post-Closing Cash Conversion Agreement with Milovanović, Milošević and Božović.

Pursuant to the August 2025 Cash Conversion Agreement, the Company and (a) Milovanović agreed to convert an aggregate of $200,000 of 18 Month Non-Contingent Post-Closing Cash Consideration payable to Milovanović by the Company pursuant to the terms of the MeridianBet Purchase Agreement, into 12,919 shares of common stock of the Company, based on a conversion price of $15.48 per share; (b) Milošević agreed to convert an aggregate of $30,000 of the 12 Month Non-Contingent Post-Closing Cash Consideration payable to Milošević by the Company pursuant to the terms of the MeridianBet Purchase Agreement into 1,879 shares of common stock of the Company, and (c) Božović agreed to convert an aggregate of $30,000 of the 12 Month Non-Contingent Post-Closing Cash Consideration payable to Božović by the Company pursuant to the terms of the MeridianBet Purchase Agreement into 1,879 shares of common stock of the Company, each based on a conversion price of $15.96 per share, which was greater than the consolidated closing bid price of the Company’s common stock on the date the agreement became binding on all parties.

Eighth Amendment to Amended and Restated Sale and Purchase Agreement of Share Capital

On September 9, 2025, and effective on, August 29, 2025, we and the Meridian Sellers entered into an Eighth Amendment to Amended and Restated Sale and MeridianBet Purchase Agreement of Share Capital (the “Eighth Amendment”), which amended the MeridianBet Purchase Agreement to provide that a total of $500,000 of the 18 Month Non-Contingent Post-Closing Cash Consideration owed by the Company to Milovanović would be converted into shares of the Company’s common stock pursuant to a Post-Closing Cash Consideration Conversion Agreement (the “Second August 2025 Conversion Agreement”).

Second August 2025 Conversion Agreement

On September 9, 2025, Milovanović and the Company entered into the Second August 2025 Conversion Agreement dated August 29, 2025, pursuant to which: (i) on September 9, 2025, and effective on August 29, 2025, $100,000 of 18 Month Non-Contingent Cash Consideration owed by the Company to Milovanović under the MeridianBet Purchase Agreement was converted into 6,775 shares of Company common stock (based on a conversion price of $14.76 per share); (ii) on September 9, 2025, and effective on September 5, 2025, $100,000 of 18 Month Non-Contingent Cash Consideration owed by the Company to Milovanović under the MeridianBet Purchase Agreement was converted into 8,169 shares of the Company’s common stock (based on a conversion price of $12.24 per share, the closing sales price of the Company’s common stock on September 5, 2025); (iii) on September 12, 2025, $100,000 of 18 Month Non-Contingent Cash Consideration owed by the Company to Milovanović under the MeridianBet Purchase Agreement was converted into 8,250 shares of common stock of the Company (based on a conversion price of $12.12 per share, the closing sales price of the Company’s common stock on September 12, 2025); (iv) on September 19, 2025, $100,000 of 18 Month Non-Contingent Cash Consideration owed by the Company to Milovanović under the MeridianBet Purchase Agreement was converted into 8,417 shares of common stock of the Company (based on a conversion price of $11.88 per share, the closing sales price of the Company’s common stock on September 19, 2025); and (v) on September 26, 2025, $100,000 of 18 Month Non-Contingent Cash Consideration owed by the Company to Milovanović under the MeridianBet Purchase Agreement was converted into 7,122 shares of common stock of the Company based on a conversion price equal to $14.04, the closing sales price of the Company’s common stock on September 26, 2025.

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Ninth Amendment to Amended and Restated Sale and Purchase Agreement of Share Capital

On November 7, 2025, and effective on, October 9, 2025, we and the Meridian Sellers entered into a Ninth Amendment to Amended and Restated Sale and Purchase Agreement of Share Capital dated October 28, 2025 (the “Ninth Amendment”), which amended the Purchase Agreement to provide that a total of $8,000,000 of the 18 Month Non-Contingent Post-Closing Cash Consideration owed by the Company to Milovanović would be converted into shares of the Company’s common stock pursuant to a Post-Closing Cash Consideration Conversion Agreement (the “Conversion Agreement”).

On November 7, 2025, Milovanović and the Company entered into the Conversion Agreement dated and effective October 28, 2025, pursuant to which a total of $8,000,000 of 18 Month Non-Contingent Post-Closing Cash Consideration due to Milovanović from the Company was converted into 666,666 shares of Company common stock (based on a conversion price of $12.00 per share)(the “Milovanović Shares”).

Additionally, pursuant to the Ninth Amendment, the due date of the remaining 18 Month Non-Contingent Post-Closing Cash Consideration owed to the Meridian Sellers ($1,099,672) was extended from October 9, 2025 to October 9, 2026.

November 2025 Debt Conversion Agreements

On November 10, 2025, the Company entered into Debt Conversion Agreements dated and effective August 28, 2025, with the minority interest holders of Meridian Gaming Ltd., a company formed and registered in the Republic of Malta, a wholly-owned subsidiary of the Company, pursuant to which a total of $24,000 owed to such minority interest holders was converted into 1,550 shares of common stock of the Company, based on a conversion price of $15.48 per share.

Tenth Amendment to Amended and Restated Sale and Purchase Agreement of Share Capital

On and effective on September 28, 2026, we and the Meridian Sellers entered into a Tenth Amendment to Amended and Restated Sale and Purchase Agreement of Share Capital (the “Tenth Amendment”), which amended the MeridianBet Purchase Agreement to confirm that all $10 million of the 12 Month Non-Contingent Post-Closing Cash Consideration and $9,374,328 of the 18 Month Non-Contingent Post-Closing Cash Consideration had been paid by the Company to the Meridian Sellers as of the date of the entry into such Tenth Amendment (in cash or stock) and to provide that the $625,672 of 18 Month Non-Contingent Post-Closing Cash Consideration still owed to the Meridian Sellers would be due and payable by November 1, 2031, or earlier in the discretion of the Company, and that such amount would not accrue interest.

Second Amendment to Promissory Notes

On and effective on September 28, 2026, the Meridian Sellers and the Company entered into a Second Amendment to Promissory Notes, which amended each of the Notes entered into with the Meridian Sellers to (a) extend the due date thereof to November 1, 2031, (b) amend the Notes to not accrue interest, unless or until an event of default occurs thereunder in which case the principal amount of the Notes accrues interest at the rate of the lesser of 12% per annum and the maximum amount provided by applicable law; and (c) to not require monthly interest payments.

Indemnification Agreements

On or around February 24, 2025, the Company entered into indemnification agreements (the “Indemnification Agreements”), with each director serving on the Company’s board of directors, and each current executive officer of the Company (each, an “Indemnitee”). A similar form of Indemnification Agreement was entered into with Michael K. Prescott following his appointment as a director on July 31 2026. Each Indemnification Agreement provides that the Company shall indemnify each Indemnitee, to the fullest extent permitted by law, if the Indemnitee was or is or becomes a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, any threatened, pending or completed action, suit, claim, counterclaim, cross claim, arbitration, mediation, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing or any other actual, threatened or completed proceeding, whether brought by or in the right of the Company or otherwise and whether civil, criminal, administrative, legislative or investigative (formal or informal) (each a “Claim”) by reason of (or arising in part out of) any event or occurrence related to the fact that Indemnitee is or was a director, officer, employee, agent or fiduciary of the Company or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise (an “Indemnifiable Event”) against any and all expenses (including reasonable attorneys’ fees and all other costs, expenses and obligations incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, be a witness in or participate in, any such Claim, judgments, fines, penalties and amounts paid in settlement of such Claim (collectively, “Expenses”), subject to certain requirements and determinations relating to an Indemnitee’s right to receive indemnification and advancement of Expenses as described in the Indemnification Agreement.

Review, Approval and Ratification of Related Party Transactions

The Audit Committee of the board of directors of the Company is tasked with reviewing and approving any issues relating to conflicts of interests and all related party transactions of the Company (“Related Party Transactions”). The Audit Committee, in undertaking such review, will analyze the following factors, in addition to any other factors the Audit Committee deems appropriate, in determining whether to approve a Related Party Transaction: (1) the fairness of the terms for the Company (including fairness from a financial point of view); (2) the materiality of the transaction; (3) bids / terms for such transaction from unrelated parties; (4) the structure of the transaction; (5) the policies, rules and regulations of the U.S. federal and state securities laws; (6) the policies of the Committee; and (7) interests of each related party in the transaction.

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The Audit Committee will only approve a Related Party Transaction if the Audit Committee determines that the terms of the Related Party Transaction are beneficial and fair (including fair from a financial point of view) to the Company and are lawful under the laws of the United States. In the event multiple members of the Audit Committee are deemed a related party, the Related Party Transaction will be considered by the disinterested members of the board of directors in place of the Committee.

In addition, our Code of Business Conduct and Ethics (Corporate Governance—Code of Business Conduct and Ethics”), which is applicable to all our employees, officers and directors, requires that all employees, officers and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and our interests.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our directors and officers, and persons who beneficially own more than 10% of a registered class of the Registrant’s equity securities, to file reports of beneficial ownership and changes in beneficial ownership of our securities with the SEC on Forms 3, 4 and 5. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

Based solely upon our review of the Section 16(a) filings that have been furnished to us and filed publicly, we believe that during the year ended December 31, 2025, that no director, executive officer, or beneficial owner of more than 10% of our common stock failed to file a report on a timely basis, except that Anthony Brian Goodman, our former Chief Executive Officer and director, and current greater than 5% stockholder, failed to timely report seven transactions and as a result four Form 4s were not timely filed, Aleksandar Milovanović inadvertently failed to timely report seventeen transactions and as a result eight Form 4s were not timely filed, Snežana Božović inadvertently failed to timely report three transactions and as a result two Form 4s were not timely filed, and Zoran Milošević inadvertently failed to timely report one transaction and as a result one Form 4 was not timely filed, and Atul Bali, and Michael K. Prescott, our directors, failed to timely file their initial beneficial ownership reports on Form 3, which report required by Atul Bali remains outstanding.

PROPOSAL 1 ELECTION OF DIRECTORS

General

At the Annual Meeting five directors are to be elected for a one-year term, to hold office until the 2027 annual meeting of stockholders and until their respective successors are duly elected and qualified. The Nominating and Corporate Governance Committee has recommended, and the Board of Directors has selected, the following Non-Series C Director Nominees for election: Murray G. Smith, Atul Bali and Michael K. Prescott (to be appointed pursuant to Proposal 1A) and the current Series C Preferred Nominees, Mr. William Scott and Ms. Snežana Božović (to be appointed pursuant to Proposal 1B), who have been nominated by a majority of the holders of the outstanding Series C Preferred Stock, each of whom are currently directors of our company. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder may determine. The Company is not aware of any nominee who will be unable to, or for good cause will not, serve as a director. The biographical information of each of the nominees, and their qualifications, are described in greater detail above under “Board of Directors—Director Nominees”.

Proposal 1 is separated into two parts:

Proposal 1A, which relates to the appointment of all Non-Series C Director Nominees (Murray G. Smith, Michael Prescott and Atul Bali) and is voted on by all common stock and Series C Preferred Stock stockholders as a group; and

Proposal 1B, which relates to the appointment of the Series C Director Nominees (William Scott and Snežana Božović), which is only voted on by the holders of Series C Preferred Stock.

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The Company’s Nominating and Corporate Governance Committee has reviewed the qualifications of the director nominees and has recommended each of the nominees for election to the Board.

General Director Qualifications

The Board of Directors believes that each of our director nominees is highly qualified to serve as a member of the Board of Directors. Each of the director nominees has contributed to the mix of skills, core competencies and qualifications of the Board of Directors. When evaluating candidates for election to the Board of Directors, the Board of Directors seeks candidates with certain qualities that it believes are important, including integrity, an objective perspective, good judgment, and leadership skills. Our director nominees are highly educated and have diverse backgrounds and talents and extensive track records of success in what we believe are highly relevant positions.

Vote Required To Elect the Director Nominees; Recommendation of the Board of Directors

For Proposal 1A, a plurality of the votes cast in person or by proxy by the holders of our common stock and Series C Preferred Stock, together voting in one class, entitled to vote at the Annual Meeting are required to elect each Non-Series C Director Nominee.

A plurality of the votes cast means (1) the director nominee with the most votes for a particular seat is elected for that seat; and (2) votes cast shall not include votes to “Withhold Authority” (shown as “Withhold” on the enclosed form of proxy) and exclude abstentions with respect to that director’s election. Therefore, abstentions and broker non-votes (which occur if a broker or other nominee does not have discretionary authority and has not received instructions with respect to a particular director nominee within ten days of the Annual Meeting) will not be counted in determining the number of votes cast with respect to that director’s election.

For Proposal 1B, the vote of a majority of the votes cast by the holders of Series C Preferred Stock is required for the re-election of the Series C Preferred Nominees. Holders of our common stock are not entitled to vote on the election of the Series C Preferred Nominees.

Properly executed proxies will be voted at the Annual Meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy “FOR” the election of the nominees named herein. Should any nominee become unavailable for election, discretionary authority is conferred to the persons named as agents and proxies in the enclosed form of proxy to vote for a substitute.

Pursuant to the power provided to the Board of Directors in our Bylaws, the Board has set the number of directors that shall constitute the Board at five. Proxies cannot be voted for a greater number of persons than the number of nominees named on the enclosed form of proxy, and stockholders may not cumulate their votes in the election of directors.

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” EACH DIRECTOR NOMINEE.

PROPOSAL 2 RATIFICATION OF APPOINTMENT OF AUDITORS

General

Our independent public accounting firm is M&K CPAs, PLLC, Houston, Texas, PCAOB Auditor ID 2738 (“M&K”).

The Company does not anticipate a representative from M&K to be present at the annual stockholders meeting. In the event that a representative of M&K is present at the Annual Meeting, the representative will have the opportunity to make a statement if he/she desires to do so and the Company will allow such representative to be available to respond to appropriate questions.

56

Audit Fees

The following table sets forth the fees billed by our principal independent accountant, M&K CPAS, PLLC, for the twelve months ended December 31, 2025 and December 31, 2024 for the categories of services indicated.

	Year Ended December 31,	Year Ended December 31,
	2025	2024
Audit Fees	$301,959	$257,425
Audit Related Fees	45,875	22,200
Total	$347,834	$279,625

Audit fees. Consists of fees billed for the audit of our annual financial statements and review of our interim financial information and services that are normally provided by the accountant in connection with year-end and quarter-end statutory and regulatory filings or engagements.

Audit-related fees. Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees”, review of our Forms 8-K filings and services that are normally provided by the accountant in connection with non-year-end statutory and regulatory filings or engagements.

There were no Tax Fees or Other Fees during the periods disclosed above.

Pre-Approval Policies

It is the policy of our board of directors that all services to be provided by our independent registered public accounting firm, including audit services and permitted audit-related and non-audit services, must be pre-approved by our board of directors. Our board of directors pre-approved all services, audit and non-audit, provided to us by M&K CPAS, PLLC, for the twelve months ended December 31, 2025 and December 31, 2024.

In order to assure continuing auditor independence, the Audit Committee periodically considers the independent auditor’s qualifications, performance and independence and whether there should be a regular rotation of our independent external audit firm. We believe the continued retention of M&K to serve as our independent auditor is in the best interests of the Company and its stockholders, and we are asking our stockholders to ratify the appointment of M&K as our independent auditor for the year ended December 31, 2026. While the Audit Committee is responsible for the appointment, compensation, retention, termination and oversight of the independent registered public accounting firm, the Audit Committee and our Board of Directors are requesting, as a matter of policy, that the stockholders ratify the appointment of M&K as our independent registered public accounting firm.

Required Vote; Recommendation of the Board of Directors

Ratification of this appointment shall be effective upon the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on, and who voted for, against, or expressly abstained with respect to, this proposal, provided that a quorum exists at the Annual Meeting. For purposes of the vote on this proposal, an abstention or a failure to submit a proxy card or vote by mail, telephone, fax, over the Internet or in person at the Annual Meeting will have no effect on the vote to approve the proposal, except to the extent that a failure to vote prevents the Company from obtaining a quorum for the Annual Meeting. Properly executed proxies will be voted at the Annual Meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy “For” the ratification of the appointment of M&K.

The Audit Committee is not required to take any action as a result of the outcome of the vote on this proposal. In the event stockholders fail to ratify the appointment, the Audit Committee may reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the committee determines that such a change would be in our and the stockholders’ best interests.

57

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

STOCKHOLDER PROPOSALS FOR 2027 ANNUAL MEETING

Proxy Statement Proposals

Pursuant to Rule 14a-8 under the Exchange Act, if a stockholder wants to submit a proposal for inclusion in our proxy materials for the 2027 annual meeting of stockholders, it must be received by our Secretary, no later than the 120th day preceding the one-year anniversary on the date on which this Proxy Statement is released to the Company’s shareholders, or by no later than June 2, 2027, unless the date of the 2027 annual meeting of stockholders is more than 30 days before or after the anniversary of our 2027 annual meeting, in which case the proposal must be received at least ten (10) days before we begin to print and mail our proxy materials and must otherwise comply with Rule 14a-8 under the Exchange Act. In order to avoid controversy, stockholders should submit proposals by means, including electronic means, which permit them to prove the date of delivery.

Other Proposals and Nominations

For any proposal or director nomination that is not submitted for inclusion in next year’s Proxy Statement pursuant to the process set forth above, but is instead sought to be presented directly at the 2027 annual meeting of stockholders, stockholders are advised to review our Bylaws as they contain requirements with respect to advance notice of stockholder proposals and director nominations. To be timely, the notice must be received at our principal executive offices not less than 60 days nor more than 90 days prior to the first anniversary of the date of the prior year’s annual meeting of stockholders. Accordingly, any such stockholder proposal or director nomination must be received between August 19, 2027 and the close of business on September 18, 2027 for the 2027 annual meeting of stockholders. In the event that the 2027 annual meeting of stockholders is convened more than 30 days prior to or delayed by more than 30 days after the anniversary of the 2026 annual meeting, notice by the stockholder to be timely must be received no earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or, in the event public announcement of the date of such annual meeting is first made by the Company fewer than 70 days prior to the date of such annual meeting, the close of business on the 10th day following the day on which public announcement of the date of such 2027 annual meeting of stockholders. All proposals should be sent to our principal executive offices at 3651 Lindell Road, Suite D555, Las Vegas, Nevada 89103, Attention: Corporate Secretary. These advance notice provisions are in addition to, and separate from, the requirements that a stockholder must meet in order to have a proposal included in the Proxy Statement under the rules of the SEC.

A proxy granted by a stockholder will give discretionary authority to the proxies to vote on any matters introduced pursuant to the above advance notice bylaw provisions, subject to applicable rules of the SEC.

Copies of our Bylaws are filed as, or incorporated by reference as, an exhibit to our Annual Reports on Form 10-K, which are available at www.sec.gov and available by request to the Secretary at 3651 Lindell Road, Suite D555, Las Vegas, Nevada 89103.

In addition to satisfying the deadlines in the advance notice provisions of our Bylaws, a stockholder who intends to solicit proxies pursuant to Rule 14a-19 in support of nominees submitted under these advance notice provisions for the 2027 annual meeting must notify our Secretary in writing not later than September 20, 2027, to comply with the other requirements of Rule 14a-19(b), or if the date of the 2027 annual meeting has changed by more than 30 calendar days from the previous year, then notice must be provided by the later of 60 calendar days prior to the date of the annual meeting or the 10th calendar day following the day on which public announcement of the date of the 2026 annual meeting is first made.

All submissions to, or requests from, the Secretary of the Company should be made to: Meridian Holdings Inc., 3651 Lindell Road, Suite D555, Las Vegas, Nevada 89103.

The Chairperson of the annual meeting of stockholders has the sole authority to determine whether any nomination or other proposal has been properly brought before the meeting in accordance with our Bylaws. If we receive a proposal other than pursuant to Rule 14a-8 or a nomination for the 2027 annual meeting, and such nomination or other proposal is not delivered within the time frame specified in our Bylaws, then the person(s) appointed by the Board and named in the proxies for the 2027 annual meeting may exercise discretionary voting power if a vote is taken with respect to that nomination or other proposal.

58

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

A number of brokers with account holders who are stockholders of the Company will be “householding” the Company’s proxy materials. A single Proxy Statement will be delivered to multiple stockholders of the Company sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Proxy Statement, please notify your broker, or direct your written request to Meridian Holdings Inc., 3651 Lindell Road, Suite D555, Las Vegas, Nevada 89103, Attention: Investor Relations, or by telephone at (702) 318-7548 and we will promptly deliver such separate copy. Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request “householding” of their communications should contact their broker. In addition, upon written or oral request to the address or telephone number set forth above, we will promptly deliver a separate copy of the proxy materials to any stockholder of the Company at a shared address to which a single copy of the documents was delivered.

ANNUAL REPORT

Copies of our Annual Report on Form 10-K (including our audited financial statements) filed with the SEC may be obtained without charge by writing to Meridian Holdings Inc., 3651 Lindell Road, Suite D555, Las Vegas, Nevada 89103, attention: Secretary. Exhibits to the Form 10-K will be mailed upon similar request and payment of specified fees to cover the costs of copying and mailing such materials.

Our audited financial statements for the fiscal year ended December 31, 2025 and certain other related financial and business information are contained in our 2025 Annual Report to stockholders, which is being made available to our stockholders along with this proxy statement, but which is not deemed a part of the proxy soliciting material.

ADDITIONAL FILINGS

The Company’s Form 10-Ks, 10-Qs, 8-Ks and all amendments to those reports are available without charge through the Company’s website on the Internet as soon as reasonably practicable after they are electronically filed with, or furnished to, the Securities and Exchange Commission. Information on our website does not constitute part of this proxy statement.

The Company will provide, without charge, to each person to whom a proxy statement is delivered, upon written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any of the filings described above. Individuals may request a copy of such information by sending a request to the Company, Attn: Corporate Secretary, Meridian Holdings Inc., 3651 Lindell Road, Suite D555, Las Vegas, Nevada 89103.

STOCKHOLDER ADVISORY VOTES

The current frequency of stockholder advisory vote on the compensation paid to our Named Executive Officers is every three years. The next stockholder advisory vote on the compensation paid to our Named Executive Officers will occur at our 2028 annual meeting. The next stockholder advisory vote on how frequently we should seek approval from our stockholders, on an advisory basis, of the compensation paid to our Named Executive Officers will occur at our 2028 annual meeting, unless the Board determines to hold such vote earlier in their sole discretion.

DOCUMENTS INCORPORATED BY REFERENCE

None.

OTHER MATTERS

As of the date of this proxy statement, our management has no knowledge of any business to be presented for consideration at the Annual Meeting other than that described above. If any other business should properly come before the Annual Meeting or any adjournment thereof, it is intended that the shares represented by properly executed proxies will be voted with respect thereto in accordance with the judgment of the persons named as agents and proxies in the enclosed form of proxy.

The Board of Directors does not intend to bring any other matters before the Annual Meeting of stockholders and has not been informed that any other matters are to be presented by others.

59

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

(a)	No officer or director of the Company has any substantial interest in the matters to be acted upon, other than his role as an officer or director of the Company.

(b)	No director of the Company has informed the Company that he intends to oppose the action taken by the Company set forth in this proxy statement.

COMPANY CONTACT INFORMATION

All inquiries regarding our Company should be addressed to our Company’s principal executive office:

Meridian Holdings Inc.

3651 Lindell Road, Suite D555

Las Vegas, Nevada 89103

 By Order of the Board of Directors,

/s/ William Scott
William Scott, Chairman

60

FORM OF PROXY FOR COMMON STOCKHOLDERS

(SEE ATTACHED)

MERIDIAN HOLDINGS, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS – NOVEMBER 17, 2026 AT 12:00 PM EASTERN STANDARD TIME
CONTROL ID:
REQUEST ID:

The undersigned stockholder of Meridian Holdings Inc., a Nevada corporation (the “Company”), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of the Company, each dated on or around October 2, 2026, and hereby appoints William Scott and Zoran Milošević (the “Proxies”) with full power to act without the other, with full power of substitution and re-substitution, each as proxies and attorneys-in-fact, to cast all votes that the undersigned is entitled to cast at, and with all powers that the undersigned would possess if personally present at, the 2026 annual Meeting of Stockholders of the Company, to be held virtually on Tuesday, November 17, 2026, at 12:00 P.M. Eastern Standard time at https://edge.media-server.com/mmc/go/mrdn2026agm, and to vote all shares of the Company that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side, and all such other business as may properly come before the meeting (and any such postponement(s) or adjournment(s)). I/we hereby revoke all proxies previously given.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/MRDN
PHONE:	1-866-752-VOTE(8683)

ANNUAL MEETING OF THE STOCKHOLDERS OF MERIDIAN HOLDINGS, INC.			PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1		→	FOR	WITHHOLD
Election of Directors:
	Murray G. Smith		☐	☐
	Atul Bali		☐	☐		CONTROL ID:
	Michael K. Prescott		☐	☐

REQUEST ID:
Proposal 2		→	FOR	AGAINST	ABSTAIN
	Ratification of the appointment of M&K CPAS, PLLC as our independent registered public accounting firm for the fiscal year ending December 31, 2026.		☐	☐	☐

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

This Proxy, when properly executed will be voted as provided above, or if no contrary direction is indicated, it will be voted “For” all director nominees for Proposal 1 and “For” Proposal 2, and for all such other business as may properly come before the meeting in the sole determination of the Proxies

MARK HERE FOR ADDRESS CHANGE   ☐  New Address (if applicable):

____________________________

____________________________

____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2026

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)

FORM OF PROXY FOR SERIES C PREFERRED STOCKHOLDERS

(SEE ATTACHED)

MERIDIAN HOLDINGS INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS – NOVEMBER 17, 2026 AT 12:00 PM EASTERN STANDARD TIME
CONTROL ID:
REQUEST ID:

The undersigned stockholder of Meridian Holdings Inc., a Nevada corporation (the “Company”), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of the Company, each dated on or around October 2, 2026, and hereby appoints William Scott and Zoran Milošević (the “Proxies”) with full power to act without the other, with full power of substitution and re substitution, each as proxies and attorneys-in-fact, to cast all votes that the undersigned is entitled to cast at, and with all powers that the undersigned would possess if personally present at, the 2026 annual Meeting of Stockholders of the Company, to be held virtually on Tuesday, November 17, 2026, at 12:00 P.M. Eastern Standard time at https://edge.media-server.com/mmc/go/mrdn2026agm, and to vote all shares of the Company that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side, and all such other business as may properly come before the meeting (and any such postponement(s) or adjournment(s)). I/we hereby revoke all proxies previously given.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/MRDNP
PHONE:	1-866-752-VOTE(8683)

ANNUAL MEETING OF THE STOCKHOLDERS OF MERIDIAN HOLDINGS INC.			PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1		→	FOR	WITHHOLD
Election of Directors:
	William Scott		☐	☐
	Atul Bali		☐	☐		CONTROL ID:
	Murray G. Smith		☐	☐		REQUEST ID:
	Michael K. Prescott		☐	☐
	Snežana Božović		☐	☐
Proposal 2		→	FOR	AGAINST	ABSTAIN
	Ratification of the appointment of M&K CPAS, PLLC as our independent registered public accounting firm for the fiscal year ending December 31, 2026.		☐	☐	☐
MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

This Proxy, when properly executed will be voted as provided above, or if no contrary direction is indicated, it will be voted “For” all director nominees for Proposal 1, and “For” Proposal 2, and for all such other business as may properly come before the meeting in the sole determination of the Proxies.

MARK HERE FOR ADDRESS CHANGE   ☐  New Address (if applicable):

____________________________

____________________________

____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2026

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)